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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VAIL RESORTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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390 Interlocken Crescent
Broomfield, Colorado 80021

NOTICE OF THE 2015 ANNUAL MEETING OF STOCKHOLDERS

To be held on December 4, 2015

October 22, 2015

To our Stockholders:

        The 2015 Annual Meeting of Stockholders of Vail Resorts, Inc., a Delaware corporation (the "Company"), will be held on Friday, December 4, 2015 at 9:00 a.m., Mountain Standard Time, at the St. Julien Hotel, 900 Walnut Street, Boulder, Colorado 80302 to:

(1)	elect the eight directors named in the attached proxy statement to serve for the ensuing year and until their successors are elected and qualified;
(2)	hold an advisory vote to approve executive compensation;
(3)	approve the Vail Resorts, Inc. 2015 Omnibus Incentive Plan;
(4)	ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2016; and
(5)	transact such other business as may properly come before the annual meeting or any adjournments or postponements of the annual meeting.

        These items of business are more fully described in the proxy statement accompanying this notice.

        Only holders of record of shares of our common stock at the close of business on October 12, 2015, which we refer to as the record date, are entitled to receive notice of, and to vote at, the annual meeting or at any postponement or adjournment thereof. A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder at the annual meeting and for ten days prior to the annual meeting at our principal executive offices located at 390 Interlocken Crescent, Broomfield, Colorado 80021.

        Pursuant to the rules of the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we will mail, on or about October 22, 2015, a Notice of Internet Availability of Proxy Materials to our stockholders of record and beneficial owners as of the close of business on October 12, 2015. On the date of mailing of the Notice of Internet Availability of Proxy Materials, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to and at the URL address included in the Notice of Internet Availability of Proxy Materials.

        The Notice of Internet Availability of Proxy Materials will also identify the date, the time and location of the annual meeting; the matters to be acted upon at the annual meeting and the Board of Directors' recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the proxy statement, our annual report and a form of proxy relating to the annual meeting; information on how to access and vote the form of proxy; and information on how to attend the annual meeting and vote in person. These proxy materials will be available free of charge.

        Stockholders are cordially invited to attend the annual meeting. If you wish to vote shares held in your name at the annual meeting, please bring your Notice of Internet Availability of Proxy Materials or proxy card (if you previously requested one be mailed to you) and picture identification. If you hold shares through an intermediary, such as a broker, bank or other nominee, you must present proof of ownership to attend the annual meeting. Proof of ownership could include a proxy from your broker, bank or other nominee or a copy of your account statement. Shares held through a broker, bank or other nominee may be voted by you in person at the annual meeting only if you obtain a valid proxy from the broker, bank or other nominee giving you the right to vote the shares and bring such proxy to the annual meeting. Attendance at our annual meeting will be limited to persons presenting a Notice of Internet Availability of Proxy Materials or proxy card (if you requested one) or voting instruction card, account statement or similar evidence of ownership, and picture identification. Attendance at the annual meeting alone will not automatically revoke your previously submitted proxy.

        Your vote is extremely important. We appreciate your taking the time to vote promptly. After reading the proxy statement, please vote, at your earliest convenience by telephone or Internet, or request a proxy card to complete, sign and return by mail. If you vote at the annual meeting, your previously submitted proxy will be revoked automatically and only your vote at the annual meeting will be counted. Your shares cannot be voted unless you vote by: (i) telephone, (ii) Internet, (iii) requesting a paper proxy card, to complete, sign and return by mail, or (iv) attending the annual meeting and voting in person. Please note that all votes cast via telephone or the Internet must be cast prior to 11:59 p.m., Eastern Standard Time, on Thursday, December 3, 2015.

By Order of the Board of Directors,

David T. Shapiro Executive Vice President, General Counsel and Secretary

Broomfield, Colorado
October 22, 2015

i

PROXY SUMMARY

        This summary contains highlights about our Company and the 2015 Annual Meeting of Stockholders. This summary does not contain all of the information that you should consider in advance of the annual meeting, and we encourage you to read the entire proxy statement and our 2015 Annual Report on Form 10-K carefully before voting. Page references ("XX") are provided to help you find further information in this proxy statement. For information concerning the annual meeting and voting on the proposals discussed in more detail in this proxy statement, please see "The Annual Meeting and Voting – Questions and Answers" beginning on page 77.

Corporate Governance Highlights (page 18)

        We believe good governance is integral to achieving long-term stockholder value. We are committed to governance policies and practices that serve the interests of the Company and its stockholders. The Board of Directors monitors developments in governance best practices to assure that it continues to meet its commitment to thoughtful and independent representation of stockholder interests. Highlights of our corporate governance include:

  •
  All of our director nominees are independent, except our CEO;

  •
  All of our Audit, Compensation and Nominating & Governance Committee members are independent;

  •
  An independent non-executive lead director;

  •
  Annual election of all directors;

  •
  Majority voting standard and a director resignation policy in uncontested director elections;

  •
  Executive sessions of independent directors held at regularly scheduled Board meetings;

  •
  Meaningful stock ownership guidelines;

  •
  Excellent track record of attendance of all directors at Board and committee meetings in fiscal 2015;

  •
  Anti-hedging policy for all directors and executive officers; and

  •
  Implemented a clawback policy applicable to executive officers for both cash and equity-based awards.

Director Nominees (page 7)

        The following table provides summary information about each director nominee. Each director stands for election annually. Detailed information about each director nominee's background, skill set and areas of experience can be found beginning on page 8.

				Committee Memberships

Director Nominee	Director Since	Primary Occupation and Experience	Independent	Audit	Comp	N&G	Exec

Susan L. Decker	2015	Principal of Deck3 Ventures LLC	Yes

Roland A. Hernandez♦	2002	Founding Principal & CEO of Hernandez Media Ventures; former CEO of Telemundo	Yes	F		Chair	X

Robert A. Katz	1996	Chairman and CEO of Vail Resorts, Inc.	No				X

John T. Redmond	2008	Former Managing Director & CEO of Echo Entertainment Group Limited	Yes	F

Hilary A. Schneider	2010	President of Lifelock, Inc.	Yes		X

D. Bruce Sewell	2013	SVP, General Counsel & Secretary of Apple Inc.	Yes	Chair F			X

John F. Sorte	1993	Executive Chairman of Morgan Joseph TriArtisan LLC	Yes	F	Chair	X	X

Peter A. Vaughn	2013	Founder and Managing Director of Vaughn Advisory Group, LLC	Yes		X

Fiscal 2015 Meetings				4	4	1	0

Audit – Audit Committee	Exec – Executive Committee
Comp – Compensation Committee	F – Audit Committee Financial Expert
N&G – Nominating & Governance Committee	♦ – Lead Independent Director

        The Board of Directors held six meetings during fiscal 2015. Each of the directors attended at least 75% of the meetings held by the Board and Board committees on which he or she served during the fiscal year.

Executive Compensation Highlights (see page 31)

        Under our executive compensation program, a significant portion (approximately 85% and 70%, respectively) of the CEO's and other Named Executive Officers' annual target total direct compensation is variable based upon our operating performance and/or our stock price, as shown below:

(1)
The percentages in the chart exclude information for Mr. Mehrberg, who left the Company on April 17, 2015, and Mr. Shapiro, who joined the Company on July 13, 2015.

For fiscal 2015, our named executive officer executive compensation highlights included:

  •
  We generally increased base salaries for our named executive officers by 3% from fiscal 2014 amounts;

  •
  We increased equity grant values for our named executive officers over fiscal 2014 levels to recognize outstanding performance and changes in scope of responsibility; and

  •
  Our CEO's target total direct compensation continued to be largely based upon variable or "at risk" elements (85% for fiscal 2015), which further aligns our CEO's compensation interests with the investment interests of our stockholders.

        In addition, for fiscal 2015, we engaged in (or refrained from) certain pay practices with respect to our named executive officer compensation program that we believe align with market best practices:

What We Do:

☑	Annual Advisory Vote to Approve Executive Compensation
☑	Independent Compensation Committee
☑	Significant Portion of Executive Compensation Tied to Performance
☑	Significant Portion of Executive Compensation Delivered in the Form of Long-Term Equity-Based Incentives
☑	Market Alignment of Compensation But With Greater Emphasis on At- Risk Compensation
☑	Independent Compensation Consultant
☑	Clawback Policy
☑	Stock Ownership Guidelines
☑	Use of Tally Sheets
☑	Annual Risk Assessment

What We Don't Do:

☒	No Excessive Perquisites
☒	No Tax Gross-Ups on Perquisites, Except for Standard Relocation Benefits
☒	No Excise Tax Gross-Ups
☒	No Automatic Salary Increases or Guaranteed Bonuses
☒	No "Single Trigger" Automatic Payments or Benefits Upon a Change in Control
☒	No Hedging
☒	No Equity Repricing
☒	No Pension Plans or SERPs

VOTING MATTERS AND BOARD RECOMMENDATION

        The following table summarizes the proposals to be considered at the annual meeting and the Board's voting recommendation with respect to each proposal.

Management Proposals	Board Vote Recommendation	Page Reference

Election of eight Directors, each for a one-year term expiring in 2016	FOR EACH NOMINEE	7

Advisory vote to approve executive compensation	FOR	61

Approval of the Vail Resorts, Inc. 2015 Omnibus Incentive Plan	FOR	62

Ratification of PricewaterhouseCoopers LLP as independent auditor for fiscal 2016	FOR	76

Election of Directors (Proposal No. 1)

We are asking stockholders to elect each of our nominees for the Board of Directors. Our nominees include: Susan L. Decker, Roland A. Hernandez, Robert A. Katz, John T. Redmond, Hilary A. Schneider, D. Bruce Sewell, John F. Sorte and Peter A. Vaughn. If elected, each director nominee will serve as a director for a one-year term that expires in 2016.

Advisory Vote to Approve Executive Compensation (Proposal No. 2)

We are asking stockholders to cast an advisory, non-binding vote to approve compensation awarded to our named executive officers. The primary objective of our executive compensation program is to emphasize pay-for-performance by incentivizing our executive officers and senior management to drive superior results and generate stockholder value. Additional information regarding our executive compensation may be found elsewhere in this proxy statement.

Approval of the Vail Resorts, Inc. 2015 Omnibus Incentive Plan (Proposal No. 3)

We are asking stockholders to approve our 2015 Omnibus Incentive Plan, referred to in this proxy statement as the 2015 Plan. If approved by stockholders, the 2015 Plan will replace our 2002 Amended and Restated Long-Term Incentive and Share Award Plan as our vehicle for equity compensation awards if approved by stockholders at our annual meeting.

Ratification of PricewaterhouseCoopers LLP as Independent Auditor (Proposal No. 4)

We are asking stockholders to ratify the appointment of PricewaterhouseCoopers LLP as independent auditor for fiscal 2016. The Audit Committee has selected, and the Board of Directors has ratified the selection of, PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for fiscal 2016. Set forth below is information about its fees in fiscal 2015 and fiscal 2014.

Type of fees	2015	2014

Audit fees	$2,157,000	$1,831,788

Audit-related fees	—	—

Tax fees	40,986	—

Other fees	3,600	3,704

Total	$2,201,586	$1,835,492

MEETING INFORMATION

Date and time:	December 4, 2015, 9:00 a.m. Mountain Standard Time
Place:	St. Julien Hotel 900 Walnut Street Boulder, Colorado 80302
Record date:	October 12, 2015
Voting:	Stockholders at the close of business on the record date may vote at the Annual Meeting of Stockholders. Each share is entitled to one vote on each matter to be voted upon.

390 Interlocken Crescent
Broomfield, Colorado 80021

PROXY STATEMENT FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

        We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors (the "Board") of Vail Resorts, Inc. (the "Company") to be voted at our annual meeting, which will take place on Friday, December 4, 2015 at 9:00 a.m., Mountain Standard Time, at the St. Julien Hotel, 900 Walnut Street, Boulder, Colorado 80302, and at any adjournment or postponement thereof. As a stockholder, you are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement.

        In accordance with the rules and regulations of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record or beneficial owner, we are furnishing proxy materials, which include our proxy statement and annual report, to our stockholders over the Internet. Because you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials, unless you have previously made a permanent election to receive these materials in hard copy or unless you request a printed copy as described below. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

        It is anticipated that the Notice of Internet Availability of Proxy Materials will be mailed, and this proxy statement will be made available, to stockholders on or about October 22, 2015.

PROPOSAL 1. ELECTION OF DIRECTORS

        At the annual meeting, eight directors will be nominated for election to the Board to serve for the next year and until their respective successors are elected and qualified. The nominees are Mmes. Decker and Schneider and Messrs. Hernandez, Katz, Redmond, Sewell, Sorte and Vaughn. Each of the nominees is currently a director of the Company and all nominees, except Ms. Decker, were previously elected by stockholders.

        On September 25, 2015, the Board appointed Ms. Decker to fill the vacancy that resulted from Richard Kincaid's resignation in April 2015. Ms. Decker was identified as a potential Board member upon the recommendation of two non-management directors. Ms. Decker was interviewed and evaluated by members of the Nominating & Governance Committee and other Board members, who determined that she met the qualifications for Board service. Her appointment was recommended by the Nominating & Governance Committee to the full Board for its review and approval.

        The persons named as proxies in the accompanying proxy, who have been designated by the Board, intend to vote, unless otherwise instructed in such proxy, "FOR" the election of Mmes. Decker and Schneider and Messrs. Hernandez, Katz, Redmond, Sewell, Sorte and Vaughn as directors. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee, if any, proposed by the Board. Each person nominated for election has agreed to serve if elected. Our Board has no reason to believe that any nominee will be unable to serve. The proxies solicited by this proxy statement may not be voted for more than eight nominees.

INFORMATION WITH RESPECT TO NOMINEES

        The Nominating & Governance Committee monitors the mix of skills, knowledge, perspective, leadership, age, experience and diversity among directors in order to assure that the Board has the ability to perform its oversight function effectively. The Nominating & Governance Committee has determined that the Board will be comprised of individuals who meet the highest possible personal and professional standards. Our director nominees should have broad experience in management, policymaking and/or finance, relevant industry knowledge, business creativity and vision. They should also be committed to enhancing stockholder value and should be able to dedicate sufficient time to effectively carry out their duties.

        The Nominating & Governance Committee considers many factors when determining the eligibility of candidates for nomination as director. The Nominating & Governance Committee does not have a formal diversity policy; however, in connection with the annual nomination process, the Nominating & Governance Committee considers the diversity of candidates to ensure that the Board is comprised of individuals with a broad range of experiences and backgrounds who can contribute to the Board's overall effectiveness in carrying out its responsibilities. The Nominating & Governance Committee assesses the effectiveness of its efforts at achieving a diverse Board when it annually evaluates the Board's composition.

        The Nominating & Governance Committee considers the following specific characteristics in making its nominations for our Board: independence, wisdom, integrity, understanding and general acceptance of the Company's corporate philosophy, business or professional knowledge and experience that can bear on the Company's and the Board's challenges and deliberations, proven record of accomplishment with excellent organizations, inquiring mind, willingness to speak one's mind, ability to challenge and stimulate management, future orientation, willingness to commit time and energy, diversity, and international/global experience.

        The following sets forth the name and age of each nominee, identifies whether the nominee is currently a member of the Board, lists all other positions and offices, if any, now held by him or her with the Company, and specifies his or her principal occupation during at least the last five years.

Name	Age	Position

Susan L. Decker	53	Director
Roland A. Hernandez	58	Director
Robert A. Katz	48	Chairman and Chief Executive Officer
John T. Redmond	57	Director
Hilary A. Schneider	54	Director
D. Bruce Sewell	57	Director
John F. Sorte	68	Director
Peter A. Vaughn	51	Director

Director Nominee	Business Experience, Other Directorships and Qualifications

 SUSAN L. DECKER
Age – 53

Principal
Deck3 Ventures LLC

Director Since
September 25, 2015

Independent

Current Public Directorships:
Berkshire Hathaway, Inc.,
Intel Corporation and
Costco Wholesale Corporation

Ms. Decker is the principal of Deck3 Ventures LLC, a privately held consulting and advisory firm. She has served in this capacity since 2009. During the 2009-2010 academic year, Ms. Decker was an Entrepreneur-in-Residence at Harvard Business School. From June 2000 to April 2009, she held various executive management positions at Yahoo!. From June 2007 to April 2009, she was president of Yahoo! Inc. From December 2006 to June 2007, Ms. Decker served as the head of one of Yahoo!'s two major business units (the Advertiser and Publisher Group) and was executive vice president and chief financial officer of Yahoo! from June 2000 to June 2007. Prior to joining Yahoo!, she held a number of positions with Donaldson, Lufkin & Jenrette (DLJ), including serving as the global director of equity research. She also serves as an advisor for several venture-backed Internet start-ups and is a trustee of the global nonprofit organization, Save the Children.

Skills and Qualifications:

•

Leadership and Finance experience—lead director of an international manufacturer of microprocessors and chipsets (Intel); current principal of corporate advisory firm (Deck3); former president and CFO of large public global technology company (Yahoo!); former entrepreneur-in-residence for leading business school (Harvard); former global director of equity research for an investment bank (DLJ)

•

Technology and International experience—director of a large, diverse multinational conglomerate (Berkshire); director of a leading global retailer (Costco); director of an international manufacturer of microprocessors and chipsets company (Intel); leadership positions at large public global technology company (Yahoo!); former director of global equity research for an investment bank (DLJ)

Director Nominee	Business Experience, Other Directorships and Qualifications

 ROLAND A. HERNANDEZ
Age – 58

Founding Principal & CEO
Hernandez Media Ventures

Director Since
December 2002

Lead Director Since
March 2009

Independent

Committees:
Audit, Nominating &
Governance Chair,
Executive

Current Public Directorships:
MGM Resorts International,
Belmond Ltd. (formerly known as
Orient Express Hotels Ltd.) and
U.S. Bancorp

Mr. Hernandez is the founding principal and Chief Executive Officer of Hernandez Media Ventures, a privately held company engaged in the acquisition and management of media assets. He has served in this capacity since 2001. Mr. Hernandez served as Chairman of Telemundo Group, Inc., a Spanish-language television and entertainment company, from 1998 to 2000, and as President and Chief Executive Officer from 1995 to 2000. From 1986 to 1994, Mr. Hernandez was President of the corporate general partner of Interspan Communications. Mr. Hernandez previously served on the board of directors of The Ryland Group, Inc., Sony Corporation and Wal-Mart Stores, Inc. He also serves on the advisory board of Harvard Law School and the President's Council on International Activities at Yale University.

Skills and Qualifications:

•

Leadership and Finance experience—current CEO of privately-held media asset company (Hernandez Media Ventures); former CEO and Chairman of multinational television and entertainment company (Telemundo); director of large commercial bank (U.S. Bancorp); advisory board of leading law school (Harvard)

•

Industry and International experience—Chairman of luxury hotel company and sophisticated adventure travel operator (Belmond); director of global hospitality company (MGM); former CEO and Chairman of multinational television and entertainment company (Telemundo)

Director Nominee	Business Experience, Other Directorships and Qualifications

ROBERT A. KATZ Age – 48 Chairman of the Board & CEO Vail Resorts, Inc. Director Since June 1996 Chairman of the Board Since March 2009 Committees: Executive	Mr. Katz served as Lead Director from June 2003 until his appointment as Chief Executive Officer of the Company in February 2006. Prior to becoming the Chief Executive Officer, Mr. Katz was associated with Apollo Management L.P., a private equity investment firm, since its founding in 1990. Mr. Katz serves on the Wharton Leadership Advisory Board at the University of Pennsylvania. Mr. Katz has previously served on numerous private, public and non-profit boards.

Skills and Qualifications:

•

Leadership, Industry and Marketing experience—professional association with Vail Resorts began in 1992 and has been involved with all major strategic decisions for over two decades; CEO since 2006 with unique insight and information regarding the Company's strategy, operations and business and experience with global branding, development and strategy, as well a unique historical perspective into the operations and vision for the Company (Vail Resorts)

•

Finance experience—current CEO of large public company (Vail Resorts); former senior partner at large private equity investment firm (Apollo)

Director Nominee	Business Experience, Other Directorships and Qualifications

JOHN T. REDMOND Age – 57 Former Managing Director & CEO Echo Entertainment Group Limited Director Since March 2008 Independent Committees: Audit Current Public Directorships: Allegiant Travel Company	Mr. Redmond was the Managing Director and Chief Executive Officer of Echo Entertainment Group Limited, a leading Australian entertainment and gaming company, from January 2013 to April 2014, and previously served as a non-executive director from March 2012 to January 2013. Mr. Redmond was President and Chief Executive Officer of MGM Grand Resorts, LLC, a collection of resort-casino, residential living and retail developments, and a director of its parent company, MGM Resorts International, from March 2001 to August 2007. He served as Co-Chief Executive Officer and a director of MGM Grand, Inc. from December 1999 to March 2001. Mr. Redmond was President and Chief Operating Officer of Primm Valley Resorts from March 1999 to December 1999 and Senior Vice President of MGM Grand Development, Inc. from August 1996 to February 1999. Prior to 1996, Mr. Redmond was Senior Vice President and Chief Financial Officer of Caesars Palace and Sheraton Desert Inn, having served in various other senior operational and development positions with Caesars World, Inc. Mr. Redmond previously served on the board of directors of Tropicana Las Vegas Hotel and Casino, Inc.

Skills and Qualifications:

•

Leadership and Finance experience—former CEO of large public entertainment and gaming company (Echo); former senior officer and director of large public entertainment and gaming company (MGM); director of low-cost, high-efficiency, all-jet passenger airline (Allegiant)

•

Industry and International experience—former CEO of large public entertainment and gaming company (Echo); former senior officer and director of large public entertainment and gaming company (MGM)

Director Nominee	Business Experience, Other Directorships and Qualifications

HILARY A. SCHNEIDER Age – 54 President Lifelock, Inc. Director Since March 2010 Independent Committees: Compensation	Ms. Schneider is the President of Lifelock, Inc., a leading provider of identity theft protection, identity risk assessment and fraud protection services, a position she has held since September 2012. From March 2010 to November 2010, Ms. Schneider served as Executive Vice President at Yahoo! Americas. She joined Yahoo! in September 2006 when she led the company's U.S. region, Global Partner Solutions and Local Markets and Commerce divisions. Prior to joining Yahoo!, Ms. Schneider held senior leadership roles at Knight Ridder, Inc., from April 2002 to January 2005, including Chief Executive Officer of Knight Ridder Digital before moving to co-manage the company's overall newspaper and online business. From 2000 to 2002, Ms. Schneider served as President and Chief Executive Officer of Red Herring Communications. She also held numerous roles at Times Mirror from 1990 through 2000, including President and Chief Executive Officer of Times Mirror Interactive and General Manager of the Baltimore Sun. Ms. Schneider serves as a senior advisor for TPG Capital. She also serves on the board of directors of several private companies and non-profit organizations, including RentPath, Inc. and Water.org.

Skills and Qualifications:

•

Leadership experience—president of large public identity and fraud protection company (Lifelock); leadership positions at large public global technology company (Yahoo!)

•

Industry and Marketing experience—president of large public identity and fraud protection company (Lifelock); leadership positions at large public global technology company (Yahoo!); senior advisor to large private equity investment firm (TPG)

Director Nominee	Business Experience, Other Directorships and Qualifications

D. BRUCE SEWELL Age – 57 Senior Vice President, General Counsel & Secretary Apple Inc. Director Since January 2013 Independent Committees: Audit Chair, Nominating & Governance	Mr. Sewell is Senior Vice President, General Counsel and Secretary of Apple Inc., overseeing all legal matters for Apple, including corporate governance, intellectual property, litigation and securities compliance, as well as government affairs. He joined Apple in September 2009. Prior to joining Apple, Mr. Sewell served as Senior Vice President, General Counsel of Intel Corporation from 2005 to 2009. He also served as Intel's Vice President, General Counsel from 2004 to 2005 and Vice President of Legal and Government Affairs, Deputy General Counsel from 2001 to 2004. Prior to joining Intel in 1995 as a senior attorney, Mr. Sewell was a partner in the law firm of Brown and Bain PC.

Skills and Qualifications:

•

Leadership and Finance experience—general counsel of a large international public company (Apple); leadership positions at international manufacturer of microprocessors and chipsets (Intel)

•

Technology and International experience—general counsel of international public mobile communication, personal computer, software and media devices company (Apple); leadership positions at international manufacturer of microprocessors and chipsets (Intel)

Director Nominee	Business Experience, Other Directorships and Qualifications

JOHN F. SORTE Age – 68 Executive Chairman Morgan Joseph TriArtisan LLC Director Since January 1993 Independent Committees: Audit, Compensation Chair, Nominating & Governance, Executive	Mr. Sorte is Executive Chairman of Morgan Joseph TriArtisan LLC, an investment and merchant bank engaged in providing financial advice, capital raising and private equity investing. Mr. Sorte is also a director of Morgan Joseph TriArtisan Group Inc., the parent company of Morgan Joseph TriArtisan LLC. Prior to co-founding Morgan Joseph in 2001, he was President of New Street Advisors L.P. He previously held various positions at Drexel Burnham Lambert, including Head of the Energy Group, Co-head of Investment Banking and Chief Executive Officer and member of the board of directors. Mr. Sorte started his career as an investment banker at Shearson Hammill. Mr. Sorte also serves on the board of directors of Shorts International Ltd. and previously served on the board of directors of Autotote Corp. and Westpoint Stevens Inc., as well as several private companies and non-profit organizations.

Skills and Qualifications:

•

Leadership and Finance experience—executive chairman of investment and merchant bank (Morgan Joseph); former president of private equity firm (New Street); prior leadership positions at global investment bank (Drexel)

•

International experience—executive chairman of investment and merchant bank with international operations (Morgan Joseph); prior leadership positions at global investment bank (Drexel)

Director Nominee	Business Experience, Other Directorships and Qualifications

PETER A. VAUGHN Age – 51 Founder and Managing Director Vaughn Advisory Group, LLC Director Since June 2013 Independent Committees: Compensation	Mr. Vaughn is the founder and Managing Director of the Vaughn Advisory Group, LLC, a privately-held company providing consulting services on global brand strategy and marketing. From January 2013 through November 2014, he was the Senior Vice President of International Consumer Products and Marketing of the American Express Company, providing strategic marketing leadership for the company's consumer card-issuing and network businesses in over 160 countries worldwide, with a focus on product line strategy, benefit sourcing and management, product innovation, brand management, communications and advertising. Previously, he held several senior marketing roles within American Express, including serving as Chief Marketing Officer of Global Network Services from 2011 to January 2013, Senior Vice President of Global Brand Management from 2005 to 2011, Vice President of Marketing for the Travelers Cheque and Prepaid Services Group from 2002 to 2004, Vice President and General Manager of Lending for the Small Business Division in 2001 and Vice President of Acquisition and Advertising for Small Business Services from 1999 to 2001. From 1994 to 1999, he held several positions overseas in the Consumer Services Group of American Express, including Vice President of International Product Development, European Head of Revolving Credit and Lending and Senior Director of European Product Development. Mr. Vaughn joined American Express in 1992, acting as Director of Marketing for the Consumer Financial Services Group.

Skills and Qualifications:

•

Leadership and International experience—former senior global marketing positions and senior business leader in multiple business lines at a global, public financial services company (American Express)

•

Marketing and Finance experience—principal of privately-held global brand strategy and marketing company (Vaughn Advisory Group); former senior global marketing positions and senior business leader in multiple business lines with operational marketing and profit/loss responsibility at a global, public financial services company (American Express)

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE
NOMINEES NAMED ABOVE.

MANAGEMENT

        The Company's executive officers, as well as additional information with respect to such persons, are set forth in the table below:

Name	Age	Position

Robert A. Katz	48	Chairman and Chief Executive Officer
Patricia A. Campbell	52	President–Mountain Division
Michael Z. Barkin	37	Executive Vice President and Chief Financial Officer
Kirsten A. Lynch	47	Executive Vice President and Chief Marketing Officer
David T. Shapiro	45	Executive Vice President, General Counsel and Secretary

        For biographical information about Mr. Katz, see "Director Nominees" above.

        Patricia A. Campbell has served as President—Mountain Division since August 2015. Ms. Campbell previously served as Executive Vice President since October 2013 and served as the Chief Operating Officer of Breckenridge Ski Resort since October 2009. Prior to that, Ms. Campbell was Chief Operating Officer of Keystone Resort from November 2006 to September 2009. Ms. Campbell joined the Company in July 1999 as the Director of Ski School at Breckenridge and she has more than 25 years of expertise in the ski industry and senior management, holding various roles from her start as a Ski School Instructor at Jackson Hole Mountain Resort in 1985. Ms. Campbell serves as a member of the board of the National Ski Areas Association and of the Breckenridge Outdoor Education Center.

        Michael Z. Barkin has served as Executive Vice President and Chief Financial Officer since April 2013. Mr. Barkin previously served as Vice President of Strategy and Development since July 2012. Prior to joining the Company, he was a principal at KRG Capital Partners, a private equity investment firm, where he was a member of the investment team since 2006. At KRG, Mr. Barkin was responsible for managing new acquisitions and had portfolio company oversight across multiple sectors. Prior to KRG, he worked at Bain Capital Partners, a private equity investment firm, and Bain & Company, a strategy and consulting firm. Mr. Barkin serves on the Board of Trustees of STRIVE Preparatory Charter School.

        Kirsten A. Lynch has served as Executive Vice President and Chief Marketing Officer since July 2011. Prior to joining the Company, Ms. Lynch was with PepsiCo, Inc., where she was Chief Marketing Officer of the Quaker Foods and Snacks Division from 2009 to 2011, leading the brand marketing, consumer insights and shopper marketing organization. From 2007 to 2009, she was Vice President of Marketing for Kraft Foods Group, Inc.'s Cheese and Dairy Business Unit. Ms. Lynch had worked for Kraft Foods since 1996, holding various marketing positions for the company's product divisions, including Senior Marketing Director of Kraft Mac & Cheese and Family Dinners, and Senior Brand Manager and Brand Manager for product lines such as salad dressings, barbecue, DiGiorno Pasta & Sauce and Miracle Whip. Ms. Lynch started her career with Ford Motor Company in marketing and sales.

        David T. Shapiro has served as Executive Vice President, General Counsel and Secretary since July 2015. Prior to joining the Company, Mr. Shapiro served as General Counsel and Senior Vice President for DaVita Kidney Care, a division of DaVita HealthCare Partners Inc., since 2013, overseeing all aspects of the division's legal work. Mr. Shapiro joined DaVita Kidney Care in 2008, serving as Senior Vice President and Chief Special Counsel from 2012 to 2013 and as Senior Vice President and Chief Compliance Officer from 2008 to 2012. From 2003 to 2007, he served as a trial attorney for the U.S. Department of Justice's Civil Frauds Section in Washington, D.C. and, prior to that, in private practice at law firms in Connecticut, Philadelphia and Washington, D.C. Mr. Shapiro currently serves on the Board of Directors for the Children's Hospital of Colorado.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        Set forth in the following table is the beneficial ownership of common stock at the close of business on October 5, 2015 for all directors, nominees, the named executive officers listed in the Summary Compensation Table, and, as a group, all directors, nominees and all executive officers as of such date.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Shares	Percent of Class(1)
Susan L. Decker	—	*
Roland A. Hernandez	17,443	*
John T. Redmond	20,851(2)	*
Hilary A. Schneider	14,197	*
D. Bruce Sewell	11,676	*
John F. Sorte	61,659	*
Peter A. Vaughn	5,357	*
Robert A. Katz	1,227,795(3)	3.3%
Michael Z. Barkin	14,110(4)	*
Blaise T. Carrig	55,066(5)	*
Kirsten A. Lynch	33,021(6)	*
David T. Shapiro	—	*
Randall E. Mehrberg	—	*
Directors, nominees and executive officers as a group (12 persons)	1,472,253(7)	3.9%

*

* Less than 1.0%.

(1)
Applicable percentages are based on 36,591,911 shares outstanding on October 5, 2015, adjusted as required by rules promulgated by the SEC. Unless indicated by footnote, the address for each listed director and executive officer is c/o Vail Resorts, Inc., 390 Interlocken Crescent, Broomfield, Colorado 80021. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by them.

The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the restricted share units, or RSUs, and common stock underlying share appreciation rights, or SARs, held by that person that are currently exercisable or are exercisable within 60 days of October 5, 2015, but excludes RSUs and our common stock underlying SARs held by any other person.

(2)
Includes 249 shares of common stock underlying 296 SARs (assuming a fair market value of $105.87, the closing price of our common stock on October 5, 2015).

(3)
Includes 962,987 shares of common stock underlying 1,557,391 SARs (assuming a fair market value of $105.87, the closing price of our common stock on October 5, 2015).

(4)
Includes 9,857 shares of common stock underlying 26,339 SARs (assuming a fair market value of $105.87, the closing price of our common stock on October 5, 2015).

(5)
Includes 27,097 shares of common stock underlying 51,785 SARs (assuming a fair market value of $105.87, the closing price of our common stock on October 5, 2015).

(6)
Includes 24,323 shares of common stock underlying 50,011 SARs (assuming a fair market value of $105.87, the closing price of our common stock on October 5, 2015).

(7)
Includes 1,052,693 shares of common stock underlying 1,729,776 SARs (assuming a fair market value of $105.87, the closing price of our common stock on October 5, 2015).

INFORMATION AS TO CERTAIN STOCKHOLDERS

        Set forth below is certain information with respect to the only persons known to the Company to be the beneficial owners of more than five percent of the Company's voting securities at the close of business on October 5, 2015.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Shares	Percent of Class(1)
Ronald Baron/Baron Capital Group, Inc.	5,376,563(2)	14.7%
T. Rowe Price Associates, Inc	2,853,870(3)	7.8%
The Vanguard Group, Inc.	2,191,865(4)	6.0%
BlackRock, Inc.	1,964,687(5)	5.4%

(1)
Applicable percentages are based on 36,591,911 shares outstanding on October 5, 2015.

(2)
As reported by Baron Capital Group, Inc. ("BCG"), BAMCO, Inc. ("BAMCO"), Baron Capital Management, Inc. ("BCM"), Baron Growth Fund ("BGF") and Ronald Baron on a joint Schedule 13G/A filed with the SEC on February 17, 2015. BAMCO and BCM are subsidiaries of BCG. BGF is an advisory client of BAMCO. Ronald Baron owns a controlling interest in BCG. The address for the holders is 767 Fifth Avenue, 49th Floor, New York, NY 10153.

(3)
As reported by T. Rowe Price Associates, Inc. and T. Rowe Price New Horizons Fund, Inc. on a joint Schedule 13G/A filed with the SEC on February 10, 2015. T. Rowe Price Associates, Inc. disclaims beneficial ownership of these shares. The address for the holders is 100 E. Pratt Street, Baltimore, MD 21202.

(4)
As reported by The Vanguard Group on a Schedule 13G/A filed with the SEC on February 11, 2015. The address for the holder is 100 Vanguard Blvd., Malvern, PA 19355.

(5)
As reported by BlackRock, Inc. on a Schedule 13G/A filed with the SEC on February 9, 2015. The address for the holder is 55 East 52nd Street, New York, NY 10022.

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES

        The Board acts as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the Company's stockholders. The Board selects, advises and oversees our management, who are responsible for the day-to-day operations and administration of the Company. The Board has adopted Corporate Governance Guidelines which, along with the charters of each of the committees of the Board and the Company's Code of Ethics and Business Conduct, which we refer to as the Code of Ethics, provide the framework for the governance of the Company. A complete copy of the Company's Corporate Governance Guidelines, the charters of the Board committees and the Code of Ethics for directors, officers and employees may be found in the "Investor Relations" section of the Company's website under "Corporate Governance" at www.vailresorts.com. Copies of these materials are also available in print, without charge upon written request to: Secretary, Vail Resorts, Inc., 390 Interlocken Crescent, Broomfield, Colorado 80021.

BOARD LEADERSHIP AND LEAD INDEPENDENT DIRECTOR

        Currently, the positions of Chairman of the Board and Chief Executive Officer of the Company are held by the same person, Mr. Katz. When the Chairman of the Board is a non-independent director, the independent directors elect an independent director to serve in a lead capacity. Mr. Katz serves as Chairman of the Board and Mr. Hernandez serves as our Lead Independent Director, or Lead Director. The Board has adopted a Charter of the Lead Independent Director (attached as Appendix A to the Corporate Governance Guidelines), which is available in the "Investor Relations" section of the Company's website under "Corporate Governance" at www.vailresorts.com. The Lead Director coordinates the activities of the other non-management directors and performs such other duties and responsibilities as the Board may determine. The specific duties of the Lead Director include:

  •
  presiding over meetings of the Board at which the Chairman is not present, including executive sessions of independent directors;

  •
  having the authority to call meetings of the independent directors;

  •
  serving as the presiding director for purposes of all rights and duties assigned to the presiding director under the Company's Bylaws, including the right to call special meetings of the Board;

  •
  serving as principal liaison on Board-wide issues between the independent directors and the Chairman;

  •
  reviewing information sent to the Board and communicating with management if there needs to be additional materials or analyses provided to directors;

  •
  approving meeting agendas and meeting schedules for the Board, to assure that there is sufficient time for discussion of all agenda items;

  •
  serving as the point of contact for communications from stockholders or other interested parties directed to the Lead Director or the non-management directors or Board as a group;

  •
  ensuring that he is available for consultation and direct communication, if requested by major stockholders; and

  •
  serving on the Executive Committee of the Board.

        The Board believes that a single leader serving as Chairman and Chief Executive Officer, together with an experienced and engaged Lead Director, is the most appropriate leadership structure for the Board at this time. The Board believes that this approach is best because the Chief Executive Officer is the individual with primary responsibility for implementing the Company's strategy as approved by the Board and directing the work of other executive officers. This structure results in a single leader being directly accountable to the Board and, through the Board, to stockholders, and enables the Chief Executive Officer to act as the key link between the Board and other members of management.

MEETINGS OF THE BOARD

        The Board held a total of six meetings during fiscal 2015. Each director attended at least 75% of the aggregate of all meetings of the Board and the standing committees of the Board on which he or she served. In accordance with our Corporate Governance Guidelines, directors are invited and encouraged to attend our annual meeting of stockholders. All of our then serving directors attended our 2014 annual meeting of stockholders.

EXECUTIVE SESSIONS

        The non-management directors' practice is to meet in executive session following the conclusion of each regularly scheduled quarterly Board meeting to discuss such matters as they deem appropriate and, at least once a year, to review the Compensation Committee's annual review of the Chief Executive Officer. These executive sessions are chaired by the Lead Director. Interested parties, including our stockholders, may communicate with the Lead Director and the non-management directors by following the procedures under the heading "Communications with the Board" below.

DIRECTOR NOMINATIONS

        The Nominating & Governance Committee considers and recommends candidates for election to the Board. The Nominating & Governance Committee also considers candidates for election to the Board, if any, that are submitted by stockholders. Each member of the Nominating & Governance Committee participates in the review and discussion of director candidates. In addition, members of the Board who are not on the Nominating & Governance Committee may meet with and evaluate the suitability of candidates. In making its selections of candidates to recommend for election, the Nominating & Governance Committee seeks persons who have achieved prominence in their field and who possess significant experience in areas of importance to the Company. The minimum qualifications that the Nominating & Governance Committee believes must be met for a candidate to be nominated include independence, wisdom, integrity, understanding and general acceptance of the Company's corporate philosophy, business or professional knowledge and experience that can bear on the Company's and the Board's challenges and deliberations, proven record of accomplishment with excellent organizations, inquiring mind, willingness to speak one's mind, ability to challenge and stimulate management, future orientation, willingness to commit time and energy, diversity, and international/global experience.

        Stockholders who wish to submit candidates for consideration by the Nominating & Governance Committee for election at an annual or special meeting of stockholders should follow the procedure described in our Bylaws. The Nominating & Governance Committee applies the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of the Board. The Nominating & Governance Committee recommended the nominees for election at this year's annual meeting, all of whom are currently serving as directors.

DETERMINATIONS REGARDING INDEPENDENCE

        Under the Company's Corporate Governance Guidelines, a majority of the Board must be comprised of directors who are independent, as determined based on the independence standards of the NYSE's Listed Company Manual. In accordance with our Corporate Governance Guidelines and the NYSE's listing standards, the Board has adopted categorical standards of director independence to assist it in making determinations of independence of Board members. These categorical standards of director independence are available in the "Investor Relations" section of the Company's website under "Corporate Governance" at www.vailresorts.com. The Board has affirmatively determined that each of the nominees, other than Mr. Katz, is "independent" under the NYSE's listing standards and the categorical standards of director independence adopted by the Board.

COMMUNICATIONS WITH THE BOARD

        The Board has adopted a formal process by which interested parties, including our stockholders, may communicate with the Board or the non-management directors. This information is available in the "Investor Relations" section of the Company's website under "Corporate Governance" at www.vailresorts.com.

CODE OF ETHICS AND BUSINESS CONDUCT

        The Company has adopted a Code of Ethics that applies to all directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. We make the Code of Ethics available to all directors, officers and employees and convey our expectation that every director, officer and employee read and understand the Code of Ethics and its application to the performance of each such person's business responsibilities. To assist in identifying such proposed transactions as they may arise, our Code of Ethics uses a principles-based guideline to alert directors, officers and employees to potential conflicts of interest. Under the Code of Ethics, a conflict of interest occurs when an individual's personal, social, financial or political interests conflict with his or her loyalty to the Company. Our policy under the Code of Ethics provides that even the appearance of a conflict of interest where none actually exists can be damaging and should be avoided. If any person believes a conflict of interest is present in a personal activity, financial transaction or business dealing involving the Company, then that person is instructed under the Code of Ethics to report such belief to an appropriate individual or department as identified in the Code of Ethics.

        The Code of Ethics is available in the "Investor Relations" section of the Company's website under "Corporate Governance" at www.vailresorts.com, or in print, without charge, to any stockholder who sends a request to: Secretary, Vail Resorts, Inc., 390 Interlocken Crescent, Broomfield, Colorado 80021. The Company will also post on its website any amendment to the Code of Ethics and any waiver granted to any of its directors or executive officers.

RISK MANAGEMENT

        The Board believes that oversight of the Company's overall risk management program is the responsibility of the entire Board. We view risk management as an important part of the Company's overall strategic planning process. The Board has delegated the regular oversight of the elements of the risk management program to the Audit Committee and the Board receives updates on individual areas of risk from the Audit Committee. The Board schedules a risk management review agenda item for regular Board meetings on a periodic basis and additionally as needed, during which the Audit Committee reports to and informs the Board of its risk management oversight activities. Senior management reports directly to the Audit Committee at each scheduled Audit Committee meeting and additionally as needed on the status of the Company's day-to-day risk management program. The Audit Committee has established an internal audit function to provide management and the Board with ongoing assessments of the Company's risk management processes and systems of internal control. In addition, as part of its responsibilities, the Audit Committee inquires of management and our independent auditors about the Company's processes for identifying and assessing such risks and exposures and the steps management has taken to minimize such risks and exposures to the Company. The Audit Committee also reviews the Company's guidelines and policies that govern the processes for identifying and assessing significant risks or exposures and for formulating and implementing steps to minimize such risks and exposures to the Company.

COMPENSATION RISK ASSESSMENT

        The Compensation Committee, with the assistance of our independent compensation consultant, reviewed the material compensation policies and practices for all employees, including executive officers. The Compensation Committee considered whether the compensation program encouraged excessive risk taking by employees at the expense of long-term Company value. Based upon its assessment, the Compensation Committee believes that the Company's compensation program, which includes a mix of annual and long-term incentives, cash and equity awards and retention incentives, does not present risks that are reasonably likely to have a material adverse effect on the Company.

COMMITTEES OF THE BOARD

        The Board has a standing Audit Committee, Compensation Committee, Executive Committee and Nominating & Governance Committee. The charters for each of these committees, which have been approved by the Board, are available in the "Investor Relations" section of the Company's website under "Corporate Governance" at www.vailresorts.com, or in print, without charge, to any stockholder who sends a request to: Secretary, Vail Resorts, Inc., 390 Interlocken Crescent, Broomfield, Colorado 80021. Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

        The Audit Committee

        The Audit Committee is primarily concerned with the effectiveness of the Company's independent registered public accounting firm, accounting policies and practices, financial reporting and internal controls. The Audit Committee acts pursuant to its charter, and is authorized and directed, among other things, to: (1) appoint, retain, compensate, evaluate and terminate, as appropriate, the Company's independent registered public accounting firm; (2) approve all audit engagement fees and terms, as well as all permissible non-audit service engagements with the independent registered public accounting firm; (3) discuss with management and the independent registered public accounting firm and meet to review the Company's annual audited financial statements and quarterly financial statements, including reviewing the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's annual and quarterly reports filed with the SEC; (4) review reports by the independent registered public accounting firm describing its internal quality control procedures and all relationships between the Company, or individuals in financial reporting oversight roles at the Company, and the independent registered public accounting firm; (5) establish procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; (6) monitor the rotation of partners of the independent auditors on the Company's audit engagement team as required by law; (7) review and approve or reject transactions between the Company and any related persons in accordance with the Company's Related Party Transactions Policy; (8) confer with management and the independent auditors regarding the effectiveness of internal control over financial reporting; (9) oversee management's efforts to monitor compliance with the Company's programs and policies designed to ensure adherence to applicable laws and regulations and the Company's Code of Ethics; (10) annually prepare a report as required by the SEC to be included in the Company's annual proxy statement; and (11) discuss policies with respect to risk assessment and risk management.

        The members of the Audit Committee are Mr. Sewell, Chairman, and Messrs. Hernandez, Redmond and Sorte. The Board has determined that Messrs. Sewell, Hernandez, Redmond and Sorte are each an "audit committee financial expert" as defined in the SEC's rules and regulations adopted pursuant to the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), and that all of the members of the Audit Committee are "independent" as defined by the NYSE's listing standards and the rules of the SEC applicable to audit committee members. The Audit Committee held four meetings during fiscal 2015.

AUDIT COMMITTEE REPORT

        Management is responsible for the Company's accounting practices, internal control over financial reporting, the financial reporting process and preparation of the consolidated financial statements. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has met and held discussions with management and the Company's independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements for the fiscal year ended July 31, 2015 were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the consolidated financial statements with management and the Company's independent registered public accounting firm, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and management's assessment of the effectiveness of the Company's internal control over financial reporting. The Audit Committee further discussed with the Company's independent registered public accounting firm the matters required to be discussed under the rules adopted by the PCAOB, as well as the

Company's independent registered public accounting firm's opinion on the effectiveness of the Company's internal control over financial reporting.

        The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent accountants' communications with the Audit Committee concerning independence, and the Audit Committee discussed with the Company's independent registered public accounting firm, and were satisfied with, that firm's independence from the Company and its management. The Audit Committee has also considered whether the Company's independent registered public accounting firm's provision of non-audit services to the Company is compatible with the auditors' independence.

        The Audit Committee discussed with the Company's internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the Company's independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal control over financial reporting and the overall quality of the Company's financial reporting. In addition, the Audit Committee meets with the internal auditor, with and without management present, to discuss the results of their examination and evaluation of the Company's internal control over financial reporting. The Audit Committee has also reviewed and discussed Company policies with respect to risk assessment and risk management.

        Based upon the Audit Committee's discussion with management and the Company's independent registered public accounting firm referred to above, the Audit Committee recommended to the Board that the Company's audited financial statements as of and for the fiscal year ended July 31, 2015 be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2015 for filing with the SEC.

Audit Committee D. Bruce Sewell, Chairman Roland A. Hernandez John T. Redmond John F. Sorte

        The Compensation Committee

        The Compensation Committee acts pursuant to its charter and is authorized and directed, among other things, to: (1) review and approve corporate goals and objectives relevant to the Chief Executive Officer's compensation, evaluate the Chief Executive Officer's performance in light of those goals and objectives (including the Chief Executive Officer's performance in fostering a culture of ethics and integrity), and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer's compensation level based on this evaluation; (2) review the performance of and the individual elements of total compensation for the executive officers of the Company, including any amendments to such executive's employment agreement, any proposed severance arrangements or change in control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements; (3) oversee the Company's overall compensation structure, policies and programs for executive officers and employees, including assessing the incentives and risks arising from or related to the Company's compensation programs and plans, and assessing whether the incentives and risks are appropriate; (4) review and approve the Company's incentive compensation and equity-based plans and approve changes to such plans, in each case subject, where appropriate, to stockholder or Board approval, and review and approve issuances of equity securities to employees of the Company; (5) review and recommend to the Board annual retainer and meeting fees for non-employee members of the Board and committees of the Board, fix the terms and awards of stock compensation for such members of the Board and determine the terms, if any, upon which such fees may be deferred; (6) produce a compensation committee report on executive officer compensation as required by the SEC, after the committee reviews and discusses with management the Company's Compensation Discussion and Analysis, or CD&A, and consider whether to recommend that it be included in the Company's proxy statement or Annual Report on Form 10-K filed with the SEC; and (7) consider and recommend to the Board the frequency of the Company's advisory vote on executive compensation.

        The members of the Compensation Committee are Mr. Sorte, Chairman, Ms. Schneider and Mr. Vaughn. The Board has determined that all members of the Compensation Committee are "independent" as defined by the NYSE's listing standards. In addition, the Compensation Committee consists of "non-employee directors," within the meaning of Rule 16b-3 promulgated under the Exchange Act and "outside directors," within the meaning of regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code. The Compensation Committee held four meetings during fiscal 2015.

        Compensation Committee Processes and Procedures

        The Compensation Committee meets as often as necessary to carry out its responsibilities. The agenda for each meeting is usually developed by the Chairman of the Compensation Committee, in consultation with the Chief Executive Officer. The Chief Executive Officer does not participate in and is not present during any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee sole authority, at the expense of the Company, to retain or to obtain advice from a compensation consultant, legal counsel or other adviser to assist in the execution of the Compensation Committee's responsibilities. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any consultant or adviser retained and has authority to approve the fees and other retention terms. The Compensation Committee expects that it will seek advice from independent compensation consultants as it deems necessary on a periodic basis, but not necessarily annually, in order to determine that the Company's compensation programs remain appropriate and consistent with industry practices. Prior to the retention of any compensation consultant, legal counsel or any other external adviser, the Compensation Committee will assess the independence of such adviser from management, taking into consideration all factors relevant to such adviser's independence, including factors specified in the NYSE listing standards.

        During fiscal 2015, the Compensation Committee engaged Hewitt Associates LLC, which we refer to as AON Hewitt, which is a wholly-owned subsidiary of AON plc, as its independent compensation consultant for certain executive compensation matters. AON Hewitt was retained by the Compensation Committee to review the Company's executive compensation programs, including an analysis of both the competitive market and the design of the programs. As part of its reports to the Compensation Committee, AON Hewitt evaluated our compensation programs and provided an analysis relating to the compensation of our Chief Executive Officer and the Company's performance and a risk assessment of our compensation programs.

        In fiscal 2015, AON Hewitt was paid $77,296 for these executive compensation consulting services provided to the Compensation Committee. As noted above, AON Hewitt is an indirect wholly-owned subsidiary of AON plc. AON plc is a multinational, multi-services insurance and consulting firm. During fiscal 2015, AON Hewitt and its affiliates provided general health and benefits consulting, actuarial consulting services and other human resource related services to the Company. The decision to engage AON Hewitt and its affiliates for these additional services was made by management as part of the Company's existing relationship with AON Hewitt concerning these services, and was not approved, or required to be approved, by the Compensation Committee. Fees for the foregoing additional services in fiscal 2015 were $602,393. The individuals at AON Hewitt that advise the Compensation Committee on executive compensation matters have no involvement in the other services provided to the Company by AON Hewitt and its affiliates, and the individuals at AON Hewitt advising the Compensation Committee report directly to, and are overseen by, the Compensation Committee. These individuals have no other relationship with the Company or management. The Compensation Committee has evaluated the independence of AON Hewitt and concluded that the work of AON Hewitt and its affiliates presents no conflict of interest.

        Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate, and the Chief Executive Officer has been granted authority to grant certain equity based awards for hiring incentive grants, correction grants or to promoted non-executive employees. The purpose of this delegation of authority is to enhance the flexibility of equity administration within the Company and to facilitate the timely grant of equity awards to new or recently promoted non-executive employees within specified limits approved by the Compensation Committee. The Chief Executive Officer's authority to make new hire incentive grants is limited by the restrictions established by the Compensation Committee.

        Historically, the Compensation Committee has made adjustments to annual compensation, determined annual cash and equity awards, and established new performance objectives at one or more meetings held during the first quarter of the fiscal year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, at various times as needed throughout the year. Generally, the Compensation Committee's process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the fiscal year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the committee by the Chief Executive Officer. The Compensation Committee makes all final determinations regarding these awards, and none of our executive officers, including the Chief Executive Officer, are involved in the determination of their own compensation. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The non-management directors' practice is to meet in executive session following the Board meeting in September of each year to review and ratify the Compensation Committee's annual review of the Chief Executive Officer. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and recommendations of the Compensation Committee's compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

        The specific determinations of the Compensation Committee with respect to executive compensation for fiscal 2015 are described in greater detail in the CD&A section of this proxy statement, as well as the narrative disclosure that accompanies the Summary Compensation Table and related tables in the Executive Compensation section of this proxy statement.

        Compensation Committee Interlocks and Insider Participation

        During fiscal 2015, no Compensation Committee interlocks existed between the Company and any other entity, meaning none of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee. No member of our Compensation Committee has ever been an executive officer or employee of the Company.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based upon this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended July 31, 2015.

Compensation Committee John F. Sorte, Chairman Hilary A. Schneider Peter A. Vaughn

        The Executive Committee

        The Executive Committee has all powers and rights necessary to exercise the full authority of the Board during the intervals between meetings of the Board in the management of the business and affairs of the Company, subject to certain limitations set forth in the charter of the Executive Committee. The members of the Executive Committee are Messrs. Katz, Hernandez and Sorte. The Executive Committee held numerous discussions, but no meetings during fiscal 2015.

        The Nominating & Governance Committee

        The Nominating & Governance Committee acts pursuant to its charter and is authorized and directed to: (1) review the overall composition of the Board; (2) actively seek individuals qualified to become Board members for recommendation to the Board; (3) identify and recommend to the Board director nominees for the next annual meeting of stockholders and members of the Board to serve on the various committees of the Board; (4) oversee the evaluation of the performance of the Board and oversee the annual self-evaluation process of the Board and each committee; (5) review and reassess the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval; (6) review and present to the Board individual director candidates recommended for the committee's consideration by stockholders and stockholder nominations for director that are made in writing to the Secretary of the Company in compliance with the Company's Bylaws; and (7) review and present to the Board stockholder proposals. The Nominating & Governance Committee also has the authority to retain and terminate any search firm to be used to identify candidates and to approve the search firm's fees and other retention terms.

        The members of the Nominating & Governance Committee are Mr. Hernandez, Chairman, and Messrs. Sewell and Sorte. The Board has determined that all members of the Nominating & Governance Committee are "independent" as defined by the NYSE's listing standards. The Nominating & Governance Committee held one meeting during fiscal 2015.

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION FOR FISCAL 2015

        The following table provides information concerning the compensation of our non-employee directors in fiscal 2015:

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Roland A. Hernandez(5)	147,500	181,047	—	328,547
Richard D. Kincaid(6)	55,833	181,047	—	236,880
John T. Redmond(7)	84,000	181,047	—	265,047
Hilary A. Schneider(8)	73,500	181,047	—	254,547
D. Bruce Sewell(9)	96,308	181,047	11,161	288,516
John F. Sorte(10)	129,000	181,047	12,704	322,751
Peter A. Vaughn(11)	74,500	181,047	22,094	277,641

(1)
Mr. Katz is also a named executive officer and his compensation as Chief Executive Officer is included in the Summary Compensation Table in the "Executive Compensation" section of this proxy statement. Mr. Katz does not receive any additional compensation for his service on the Board.

(2)
Consists of non-employee director annual retainers and meeting fees, and, if applicable, lead director fees, committee chair fees, and committee member and meeting fees. Fees paid to each director in fiscal 2015 were as follows:

			Committees
	Board of Directors		Audit		Compensation		Nominating & Governance		Executive
Name	Board Service ($)	Meeting Attendance ($)	Committee Service ($)	Meeting Attendance ($)	Committee Service ($)	Meeting Attendance ($)	Committee Service ($)	Meeting Attendance ($)	Committee Service ($)	Meeting Attendance ($)	Total ($)
Roland A. Hernandez	75,000	25,000	15,000	6,000	—	—	15,000	1,500	10,000	—	147,500
Richard D. Kincaid	23,333	15,000	—	—	5,000	6,000	5,000	1,500	—	—	55,833
John T. Redmond	35,000	26,000	15,000	8,000	—	—	—	—	—	—	84,000
Hilary A. Schneider	35,000	25,000	—	—	7,500	6,000	—	—	—	—	73,500
D. Bruce Sewell	35,000	26,000	25,000	8,000	—	—	2,308	—	—	—	96,308
John F. Sorte	35,000	26,000	15,000	8,000	20,000	6,000	7,500	1,500	10,000	—	129,000
Peter A. Vaughn	35,000	26,000	—	—	7,500	6,000	—	—	—	—	74,500
(3)
The amounts in this column represent the aggregate grant date fair value of RSUs granted during fiscal 2015 computed in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 718.

(4)
All other compensation for fiscal 2015 includes the following:

Name	Charitable Donations ($)(a)	Company-paid Lodging, Ski School Privileges and Discretionary Spending on Goods and Services ($)(b)	Total ($)
Roland A. Hernandez	—	—	—
Richard D. Kincaid	—	—	—
John T. Redmond	—	—	—
Hilary A. Schneider	—	—	—
D. Bruce Sewell	—	11,161	11,161
John F. Sorte	3,027	9,677	12,704
Peter A. Vaughn	—	22,094	22,094

(a)
Represents the aggregate incremental cost to the Company of a vacation package to one of our resorts donated by the director to a charity pursuant to the Perquisite Fund Program for directors. See below under "Limited Director Perquisites and Personal Benefits" for a description of this program.

(b)
Represents the amount reported during fiscal 2015 that were used by a director towards lodging, ski school privileges and discretionary spending on services or goods at our properties for personal use. See below under "Limited Director Perquisites and Personal Benefits" for a description of this program. In accordance with SEC rules, the value of these benefits is measured on the basis of the estimated aggregate incremental cost to the Company for providing these benefits, and perquisites and personal benefits are not reported for any director for whom such amounts were less than $10,000 in the aggregate for the fiscal year.
(5)
As of July 31, 2015, Mr. Hernandez held 2,119 unvested RSUs.

(6)
Mr. Kincaid left the Company on April 8, 2015. Upon leaving the Company, Mr. Kincaid forfeited the 296 SARs and 2,119 unvested RSUs then held by Mr. Kincaid.

(7)
As of July 31, 2015, Mr. Redmond held 296 SARs and 2,119 unvested RSUs.

(8)
As of July 31, 2015, Ms. Schneider held 2,119 unvested RSUs.

(9)
As of July 31, 2015, Mr. Sewell held 2,119 unvested RSUs.

(10)
As of July 31, 2015, Mr. Sorte held 2,119 unvested RSUs.

(11)
As of July 31, 2015, Mr. Vaughn held 2,119 unvested RSUs.

DIRECTOR CASH COMPENSATION

        All of our non-employee directors receive annual cash fees, payable in quarterly installments. For fiscal 2015, the annual cash retainer for each Board member was $35,000 and meeting fees were $5,000 for each Board meeting attended in person and $1,000 for meetings attended telephonically. In addition, the Lead Director of the Board received an additional $40,000 per year and the Chairman of the Audit Committee received an additional $25,000 per year. Each other Audit Committee member received an additional $15,000 per year, the Chairman of the Compensation Committee received an additional $20,000 per year, the Chairman of the Nominating & Governance Committee received an additional $15,000 per year, and each other Compensation Committee member and Nominating & Governance Committee member received an additional $7,500 each per year. Members of the Executive Committee received an additional $10,000 per year. A non-executive Chairman of the Board would have received an additional annual retainer of $50,000, but our Chief Executive Officer is currently our Chairman of the Board and he is not entitled to this retainer. Members of the Audit Committee received $2,000 per committee meeting attended and members of the Compensation Committee and Nominating & Governance Committee received $1,500 per committee meeting attended.

        All directors received reimbursement of their reasonable travel expenses in connection with their service.

DIRECTOR EQUITY COMPENSATION

        The Company provides its non-employee directors with equity compensation as determined each year by the Compensation Committee, which for fiscal 2015, was approximately $181,125, which consisted of 2,119 RSUs granted on September 23, 2014 that cliff vest one year from the date of grant. The aggregate grant date fair value of these RSUs is set forth under the "Stock Awards" column of the Director Compensation Table and described in footnote 3 above.

LIMITED DIRECTOR PERQUISITES AND PERSONAL BENEFITS

        Non-employee directors receive benefits consisting of lodging, ski school privileges and discretionary spending on services or goods at our resorts for personal use in accordance with the terms of the Company's Perquisite Fund Program. Each director is entitled to an annual $40,000 allowance to be used at the Company's resorts in accordance with such program, under which directors may draw against the account to pay for services or goods at the market rate. Unused funds in each director's account at the end of each fiscal year are forfeited. In accordance with SEC rules, the value of these benefits is measured on the basis of the estimated aggregate incremental cost to the Company. For this purpose, perquisites do not include benefits generally available on a non-discriminatory basis to all of our employees, such as skiing privileges.

        In addition, each year we allow each director to designate one charity as the recipient of a vacation package with a retail value of no more than $4,000 and to include only the same array of services that are eligible under the Perquisite Fund Program. We also require that the package be given as part of a public event, dinner or auction and that the Company receive appropriate credit and marketing presence.

STOCK OWNERSHIP GUIDELINES FOR NON-EMPLOYEE DIRECTORS

        Each non-employee director must own the greater of five times his or her annual cash retainer for Board service or $250,000 in value within five years of the date such director is elected or appointed to the Board. Directors are not permitted to sell any shares of common stock (except to pay the exercise price of a particular equity grant, if any, or taxes generated as a result of equity grants) until such time as the ownership guidelines have been satisfied and then only to the extent that such sales do not reduce such director's ownership below the threshold requirement. Shares of common stock, stock owned in a directed retirement plan or IRA and the intrinsic value of vested equity grants count as stock ownership for purposes of these guidelines.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Our directors, executive officers and greater-than-10% stockholders are required by SEC rules to furnish us with copies of all Section 16(a) reports that they file. We file Section 16(a) reports on behalf of our directors and executive officers to report their initial and subsequent changes in beneficial ownership of our common stock. To our knowledge, based solely on a review of the reports we filed on behalf of our directors and executive officers, written representations from these persons that no other reports were required and all Section 16(a) reports provided to us, we believe that during fiscal 2015 our directors, executive officers and holders of more than 10% of our common stock filed the required reports on a timely basis under Section 16(a).

TRANSACTIONS WITH RELATED PERSONS

RELATED PARTY TRANSACTIONS POLICY AND PROCEDURES

        We have adopted a written Related Party Transactions Policy that sets forth the Company's policies and procedures regarding the identification, review, consideration and approval or ratification of "related party transactions." For purposes of our policy only, a "related party transaction" is a transaction, contract, agreement, understanding, loan, advance or guarantee (or any series of similar transactions or arrangements) in which the Company and any "related person" are participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to the Company solely in their capacity as an officer or director by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder of the Company, or any immediate family member of an executive officer or director, including any entity in which such persons are an officer or 10% or greater equity holder.

        Under the policy, where a transaction has been identified as a related party transaction, management must present information regarding the proposed related party transaction to the Chairman of the Audit Committee, the full Audit Committee or the Board for consideration and approval or ratification, depending upon the size of the transaction involved. In considering related party transactions, the Audit Committee takes into account the fairness of the proposed transaction to the Company and whether the terms of such transaction are at least as favorable to the Company as it would receive or be likely to receive from an unrelated third party in a comparable or substantially comparable transaction.

        To ensure that our existing procedures are successful in identifying related party transactions, the Company distributed questionnaires to its directors and executive officers shortly following the end of the fiscal year which included, among other things, inquiries about any transactions they have entered into with us.

        During fiscal 2015 and through the date of this proxy statement, there were no related party transactions under the relevant standards described above.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

        This CD&A describes our executive compensation program, the various components of our program and the compensation-related decisions made for fiscal 2015 with respect to our named executive officers ("NEOs"). For purposes of this CD&A and the compensation tables and narratives that follow, the NEOs for fiscal 2015 were:

  •
  Robert A. Katz, Chairman and Chief Executive Officer

  •
  Michael Z. Barkin, Executive Vice President and Chief Financial Officer

  •
  Blaise T. Carrig, President—Mountain Division

  •
  Kirsten A. Lynch, Executive Vice President and Chief Marketing Officer

  •
  David T. Shapiro, Executive Vice President, General Counsel and Secretary

        Our NEOs for fiscal 2015 also include one former executive officer:

  •
  Randall E. Mehrberg, former Executive Vice President, General Counsel and Secretary

        On July 13, 2015, David T. Shapiro joined the Company as our Executive Vice President, General Counsel and Secretary. Mr. Shapiro replaced Randall E. Mehrberg, our former Executive Vice President, General Counsel and Secretary, who left the Company on April 17, 2015. In addition, Blaise T. Carrig announced in November 2014 his intent to resign as President—Mountain Division on August 1, 2015 as part of a planned leadership succession. On August 1, 2015, Mr. Carrig transitioned to the non-executive officer role of senior mountain advisor through October 1, 2017. Patricia A. Campbell, who previously served as Executive Vice President and Chief Operating Officer of Breckenridge Ski Resort, was appointed President—Mountain Division as Mr. Carrig's successor on August 1, 2015.

        Executive Summary

        Our executive compensation program, which is grounded in the principle of pay-for-performance, is intended to reward our executive officers and senior management for sustained, high-level performance over the short- and long-term as demonstrated by measurable, company-wide performance metrics and individual contributions that are consistent with our overall growth strategy and achievement of goals. We compensate our executive officers and senior management with a combination of cash compensation (in the form of base salary and cash incentive compensation) and equity awards. Our compensation program has been structured to enhance our ability to achieve our short-term and long-term strategic goals and to retain and motivate our executive officers and senior management to achieve such goals.

        Our Executive Compensation Program Emphasizes Pay-for-Performance

        The primary objective of our executive compensation program is to emphasize pay-for-performance by incentivizing our executive officers and senior management to drive superior results and generate stockholder value. We accomplish this objective in the following ways:

  •
  Annual Incentive Awards.    Our Management Incentive Plan ("MIP"), which applies to the award of annual cash incentive compensation, referred to in this CD&A as a "MIP award," is intended to focus our executive officers on the key corporate financial metrics that we believe drive our best results. As explained in more detail below, because Resort EBITDA (earnings before interest, taxes, depreciation and amortization, as reported for our Mountain and Lodging segments) is the primary performance metric associated with the MIP for our NEOs, their annual cash incentive fluctuates with our performance and the achievement of our annual goals as established by the Compensation Committee each fiscal year.

  •
  Long-Term Equity Awards.    A significant portion of our NEOs' total annual compensation opportunity is in the form of long-term equity incentive compensation, including share appreciation rights ("SARs") and restricted share units ("RSUs"), each of which generally vest over three years.

  •
  High Percentage of Compensation is Variable or "At-Risk."    A significant percentage of our NEOs' compensation is tied to incentives or appreciation in our stock price, making the majority of pay for these individuals variable or at-risk. As executive officers attain greater levels of responsibility, the percentage of their total target compensation that is variable or "at-risk" increases and the percentage that is fixed decreases. As such, the NEO whose compensation is most heavily comprised of at-risk elements is our Chief Executive Officer ("CEO"). Our commitment to emphasizing performance-based compensation is illustrated by the following charts, which show the mix of our program's three primary direct compensation components (fixed compensation, consisting of base salary; variable or at-risk compensation, consisting of target annual incentive compensation; and actual long-term equity incentive awards granted in the fiscal year) for our CEO and, on average, for our other NEOs for fiscal 2015:

  (1)
  The percentages in the chart exclude information for Mr. Mehrberg, who left the Company on April 17, 2015, and Mr. Shapiro, who joined the Company on July 13, 2015.

  •
  Performance-Based Stock Awards for CEO.    In furtherance of our pay-for-performance philosophy and to further align the interests of our CEO with the interests of our stockholders, the Compensation Committee has determined that approximately 50% of the award value subject to long-term equity incentive awards granted to our CEO each fiscal year (not including RSUs granted in payment of his annual MIP award, which are already tied to the performance metrics set forth under the MIP) will be "performance-based" stock awards. These performance-based stock awards may include (i) awards that do not vest or become exercisable unless specific business performance goals established by the Compensation Committee at the time of grant of the award are satisfied, and/or (ii) SARs subject to time-based vesting criteria, but with an exercise price at least 25% greater than the fair market value of our common stock on the date of grant ("Premium SARs"). For fiscal 2015, as part of its annual assessment of our compensation approach, including how we balance our pay-for-performance philosophy with the risk profile of our compensation mix, the Compensation Committee determined a new allocation of equity awards would strike a more appropriate balance of performance, risk and retention incentives regarding the long-term equity incentive awards granted to our CEO. For fiscal 2015, the Compensation Committee concluded that instead of providing the long-term equity incentive awards as 50% Premium SARs and 50% SARs with an exercise price equal to the closing price of our common stock on the date of grant ("Market SARs") (as was done for fiscal 2014), the Compensation Committee awarded Mr. Katz his long-term equity incentive awards as approximately 50% of the award value in RSUs and approximately 50% of the award value in a combination of Premium SARs and Market SARs.

        Our Executive Compensation Program is Supported by Our Stockholders

        At our annual meeting of stockholders on December 5, 2014, approximately 99.9% of the votes cast on the proposal were voted in support of the advisory resolution to approve the compensation of our named executive officers. After considering the results of this vote, the Compensation Committee concluded that there is strong stockholder support of our executive compensation program and its emphasis on pay-for-performance. As a result, the Compensation Committee determined to maintain the current executive compensation program. At our 2011 annual meeting, our stockholders expressed a preference that advisory votes on executive compensation occur every year, as recommended by our Board of Directors. Consistent with this preference, our Board of Directors has determined to implement an advisory vote on executive compensation every year until the next advisory vote on the frequency of stockholder votes on executive compensation, which will occur no later than the Company's annual meeting of stockholders in 2017.

        Fiscal 2016 Committee Actions

        For fiscal 2016, as part of its annual assessment of our compensation approach, including how we balance our pay-for-performance philosophy and the key metrics and focus of the Company, the Compensation Committee determined that for each NEO, 95% of the funding of the MIP will be based upon the achievement of Resort EBITDA and 5% will be based upon achievement of the VRDC Performance Goals (as defined below), including Real Estate EBITDA, because of the reduced overall impact the VRDC Performance Goals, including Real Estate EBITDA, have on the financial and operating results of the Company.

        As discussed more fully elsewhere in this proxy statement, our Board recently adopted, subject to stockholder approval, the Vail Resorts, Inc. 2015 Omnibus Incentive Plan, referred to in this proxy statement as the 2015 Plan. The 2015 Plan, if approved by stockholders at our annual meeting, will replace our 2002 Plan as our vehicle for equity compensation awards. The terms of the 2015 Plan are discussed in greater detail in "Proposal 3: Approval of the Vail Resorts, Inc. 2015 Omnibus Incentive Plan."

        Effective Corporate Governance Reinforces Our Executive Compensation Program

        The following features of our executive compensation program are evidence of our commitment to good corporate governance practices generally:

WHAT WE DO:	WHAT WE DON'T DO:

Annual Advisory Vote to Approve Executive Compensation.    We provide our stockholders with an annual opportunity to vote on an advisory resolution to approve the compensation paid to our named executive officers as disclosed in the proxy statement.

Independent Compensation Committee.    Our executive compensation program is reviewed annually by the Compensation Committee, which consists solely of independent directors and makes all final determinations regarding executive compensation.

Significant Portion of Executive Compensation Tied to Performance.    A significant portion of our NEOs' compensation is comprised of elements of performance-based, incentive compensation that are tied to defined corporate and individual performance goals or stock price performance. In the last three fiscal years, approximately 83.2% of our CEO's total compensation and approximately 67.6% of our other NEOs' total compensation, on average, as reported in the Summary Compensation Table, has been in the form of short and long-term incentive-based compensation (MIP award and equity awards). In addition, approximately 50% of the long-term equity incentives granted to our CEO each fiscal year consist of "performance-based" awards.

Significant Portion of Executive Compensation Delivered in the Form of Long-Term Equity-Based Incentives.    A significant portion of our NEOs' compensation is comprised of long-term equity incentive awards, consisting of SARs and RSUs, which generally vest over three years. In the last three fiscal years, approximately 77.5% of our CEO's total compensation and approximately 58.2% of our other NEOs' total compensation, on average, as reported in the Summary Compensation Table, has been in the form of long-term equity-based incentives. Mr. Katz receives 50% of his annual MIP award in cash and the other 50% in RSUs that vest annually over a three-year period (included in the percentage above), meaning one-half of the MIP award earned on the basis of the Company's achievement of annual performance goals is subject to further time-based vesting and changes in the value of our common stock over that period.

No Excessive Perquisites.    We provide our executives with only limited perquisites, which are generally limited to credit at our owned and operated properties and which are designed to incentivize our executives to visit and use our resorts in order to inform decision making regarding our business and provide relevant feedback concerning our properties and services.

No Tax Gross-Ups on Perquisites, Except for Standard Relocation Benefits.    We do not pay tax gross-ups on the limited perquisites that our executives receive, except in the case of standard relocation benefits available to all similarly situated employees.

No Excise Tax Gross-Ups.    We are not required to pay excise tax gross-ups in connection with the change in control arrangements provided to our executives.

No Automatic Salary Increases or Guaranteed Bonuses.    We do not guarantee annual salary increases or bonuses and none of the employment agreements with any NEO contain such provisions.

No "Single Trigger" Automatic Payments or Benefits Upon a Change in Control.    The change in control arrangements provided to our executives require a termination event (including a termination by the executive for "good reason") following a change in control before any cash-based payments or benefits are triggered.

No Hedging.    Under our Insider Trading Compliance Program, our executives are prohibited from conducting short sales or using derivatives or other instruments designed to hedge against the risk of ownership of our securities, including put and call options and collar transactions.

No Equity Repricing.    We expressly prohibit the repricing of underwater stock options and SARs without stockholder approval.

WHAT WE DO:	WHAT WE DON'T DO:

Market Alignment of Compensation But With Greater Emphasis on At-Risk Compensation. To attract and retain talented executives, we seek to align target pay levels for our NEOs between the 50th and 75th percentile of compensation as compared with companies in our peer group. However, as compared with companies in our peer group, we generally make at-risk compensation a more significant component of our NEOs' compensation in order to emphasize pay-for-performance and we generally make SARs a much larger portion of their at-risk compensation than RSUs.

Independent Compensation Consultant.    The Compensation Committee periodically retains and receives advice from an independent compensation consultant.

Clawback Policy.    The Compensation Committee has adopted a clawback policy that, in the event of a financial restatement, allows us to recoup cash- or equity-based incentive compensation from executive officers that was paid based on the misstated financial information.

Stock Ownership Guidelines.    Our executive officers are subject to stock ownership guidelines, requiring that they hold a meaningful amount of our common stock, which helps to align their interests with those of our stockholders.

Use of Tally Sheets.    The Compensation Committee uses tally sheets that provide information as to all compensation that is potentially available to our NEOs when evaluating executive compensation.

Annual Risk Assessment.    The Compensation Committee, with the assistance of our independent compensation consultant, annually conducts a compensation risk assessment to determine whether our compensation policies and practices, or components thereof, create risks that are reasonably likely to have a material adverse effect on the Company.

No Pension Plans or SERPs. We do not provide our executives with tax-qualified defined benefit pension plans or supplemental executive retirement plans.

        Key Objectives of Our Executive Compensation Program

        Our executive compensation program focuses on the following three key objectives:

  •
  Emphasizing Pay-for-Performance.    Emphasize pay-for-performance by tying annual and long-term compensation incentives to achievement of specified performance objectives or overall stock performance.

  •
  Attracting, Retaining and Motivating.    Attract, retain and motivate talented executives who will determine our long-term success. We have structured our executive compensation program to be competitive with compensation paid by companies in the same market for executive talent.

  •
  Rewarding Contributions and Creating Long-Term Value.    We have structured our compensation program to recognize and reward contributions of all employees, including executive officers, in achieving strategic goals and business objectives, while aligning the program with stockholder interests.

        Compensation-Setting Process

        Participants in Setting Executive Compensation

        The Compensation Committee is responsible for determining the compensation of our executive officers, including our NEOs. In appropriate circumstances, such as when new market data supports a market adjustment, the Compensation Committee, in its discretion, considers the recommendations of our CEO in setting executive compensation, including the compensation of the other NEOs. The Compensation Committee, however, makes all final determinations regarding these awards and no executive officer is involved in the deliberations or the determination with respect to his or her own compensation. The non-management directors' practice is to meet in executive session following the Board meeting in September of each year to review and ratify the Compensation Committee's annual review of the CEO.

        Comparative Framework

        To achieve our executive compensation objectives, the Compensation Committee periodically analyzes market data and evaluates individual executive performance with a goal of setting compensation at levels the Compensation Committee believes, based on their general business and industry knowledge and experience, are comparable with executives in other companies operating in the leisure, travel, gaming and hospitality industries, which we refer to as our "peer group." We face a somewhat unique challenge in establishing a peer group because few publicly-traded companies participate in more than one of our operating segments. Thus, when evaluating executive compensation, the Compensation Committee includes in our peer group a variety of leisure, travel, gaming and hospitality companies with whom we may compete for executive talent and the discretionary travel dollars of our guests.

        When performing its annual executive compensation review, the Compensation Committee has sole authority to engage an independent compensation consultant to assist in obtaining market data and analyzing the competitive nature of our compensation programs. In fiscal 2014, the Compensation Committee engaged AON Hewitt to conduct a competitive market study of the Company's executive compensation program and to advise on compensation decisions. The study analyzed our executive compensation relative to AON Hewitt's proprietary survey data, which consisted of companies with comparable revenues, as well as to publicly-traded peer group companies recommended by AON Hewitt. Our Compensation Committee then confirmed a peer group based upon this data. The peer group used by the Compensation Committee for fiscal 2015 compensation decisions consisted of the following companies:

Boyd Gaming Corporation Cedar Fair, L.P. Choice Hotels International Inc. Churchill Downs Inc. Hyatt Hotels Corporation International Speedway Corporation Isle of Capri Casinos, Inc.	Life Time Fitness Inc.
Marriott International, Inc.
Penn National Gaming Inc.
Pinnacle Entertainment, Inc.
Six Flags Entertainment Corporation
Starwood Hotels & Resorts Worldwide Inc.
Wyndham Worldwide Corporation

        The Compensation Committee primarily uses survey data from AON Hewitt to set target pay levels for competitive and retention purposes. The Compensation Committee then uses peer group information generally to confirm target pay levels for our NEOs are between the 50th and 75th percentile of compensation as compared with companies in our peer group. However, as compared with companies in our peer group, we generally make at-risk compensation a more significant component of our NEOs' compensation in order to emphasize pay-for-performance. We believe that compensating our NEOs with a larger proportion of at-risk compensation elements (such as the MIP award, SARs and RSUs) in relation to more static compensation elements (such as base salary) and a larger proportion of long-term equity incentives (such as SARs and RSUs) in relation to short-term compensation elements (such as base salary and the MIP award) compared with the peer group more closely aligns the interests of our NEOs with those of our stockholders.

        The Compensation Committee will continue to seek advice from independent compensation consultants as it deems necessary on a periodic basis to help ensure that the Company's compensation programs remain appropriate and consistent with industry practices. Although the Compensation Committee believes that it is important to periodically review the compensation policies of its peer group and the survey data, the Compensation Committee also believes that our executive compensation program must further our business objectives and be consistent with our culture. Therefore, while the Compensation Committee reviews the peer group and survey data, including the total and type of compensation paid to executive officers at peer group companies to further validate that the compensation paid to the executive officers remains competitive, the Compensation Committee does not necessarily make any particular adjustments to the compensation paid to the executive officers based on the peer group or survey data.

        Company-Specific Factors

        In addition to considering market data with respect to executive compensation practices of companies within our peer group, the Compensation Committee takes into account individual performance, our retention needs, our relative performance and our own strategic goals. We also conduct an annual review of the aggregate level of our executive compensation program as part of our annual budget review and annual performance review processes, which include determining the operating metrics and non-financial elements used to measure our performance and to compensate our executive officers. For example, in fiscal 2010, as part of a Company-wide wage reduction plan to control expenses, our executive officers were subject to a 10% salary reduction and our CEO received no salary for a twelve-month period.

        The Compensation Committee, in conjunction with any data and recommendations provided by our independent compensation consultant in any given year, also annually analyzes tally sheets prepared for each NEO. These tally sheets present the dollar amount of each component of the NEO's compensation, including current cash compensation (base salary and the MIP award), perquisites and the value of equity awards previously granted to the NEO, as well as the amounts that would have been payable to the NEO if employment had been terminated under a variety of scenarios as of the end of the most recently completed fiscal year. The Compensation Committee uses these tally sheets, which provide substantially the same information as is provided in the tables included in this proxy statement, together with peer group data, primarily for purposes of analyzing our NEOs' total compensation and determining whether it is appropriate to adjust the compensation mix for our NEOs on a going forward basis. In its most recent review of tally sheets, the Compensation Committee determined that total compensation amounts for our NEOs remained consistent with our executive compensation philosophy and objectives.

        Elements of Compensation

        Overview

        Our executive compensation program consists of the following elements:

Compensation Element	Objective	Key Features
Base Salary	To attract and retain executives with a proven track record of performance

•

Established based primarily on the scope of their responsibilities, taking into account individual performance and experience, competitive market compensation for similar positions, as well as seniority of the individual, our ability to replace the individual, the impact the individual's loss would have to the Company, and other factors which may be deemed to be relevant by the Compensation Committee, in their discretion.

•

Reviewed annually by the Compensation Committee and, based on this review, may be adjusted to realign salaries with market levels after taking into account individual responsibilities, the impact upon, and relative level of responsibility for, the Company's performance, long-term Company and individual performance and expertise.

•

No guaranteed increases to base salary.

Annual MIP Award	To incentivize achievement of annual financial, operational and strategic goals and achievement of individual annual performance objectives

•

For each fiscal year, Company and individual performance elements drive two different aspects of the MIP: (1) the aggregate amount of funds available under the MIP (driven by Company performance), and (2) the specific allocation of awards to participants under the MIP (driven by Company performance for Mr. Katz and individual performance for the other NEOs).

•

Mr. Katz receives his annual MIP award 50% in cash and 50% in RSUs that vest annually over a three-year period.

Compensation Element	Objective	Key Features
Equity Incentives	To increase long-term stockholder value by retaining our executive officers in a competitive business environment and aligning the interests of these officers with those of our stockholders by encouraging stock ownership by our executive officers

•

Equity awards are granted under our Amended and Restated 2002 Long Term Incentive and Share Award Plan, referred to in this proxy statement as the 2002 Plan, previously approved by stockholders.

•

For fiscal 2015, we used grants of service-based vesting RSUs and SARs because RSUs and SARs provide both a high perceived value and strong retention value, and in part because executives do not incur out-of-pocket expenses to participate in these equity awards, thus providing additional linkage between the interests of our NEOs and our stockholders.

•

The Compensation Committee has adopted a long-term equity-based incentive grant practice for our CEO, such that approximately 50% of the grants will be performance-based. For fiscal 2015, the Compensation Committee concluded that instead of providing the long-term equity incentive awards as 50% Premium SARs and 50% Market SARs (as was done for fiscal 2014), the Compensation Committee awarded Mr. Katz his long-term equity incentive awards as approximately 50% of the award value in RSUs and approximately 50% of the award value in a combination of Premium SARs and Market SARs. In fiscal 2015, this consisted of 22,642 RSUs, 49,063 Premium SARs and 21,611 Market SARs, which vest annually over three years.

•

The use of RSUs aligns the interests of our executives with that of our stockholders through stock ownership.

•

SARs are granted with an exercise price of no less than the fair market value of our common stock on the date of grant (and in some cases as noted above, with an exercise price that exceeds the fair market value on the date of grant), and as a result, executives realize value only to the extent the price of our common stock appreciates after the grant date.

•

RSUs and SARs typically vest annually over three years. However, in certain instances, the Compensation Committee grants awards with cliff vesting as a retention tool where, for instance, the entire award does not vest until the end of a three-year period.

Compensation Element	Objective	Key Features
Deferred Compensation	To attract and retain executives with a proven track record of performance and to provide a tax-efficient means for executives to save for retirement

•

Executives can elect to defer up to 80% of their base salary and 100% of their annual MIP award.

•

Executives can invest these amounts in pre-tax dollars in designated hypothetical investments for their accounts, and their accounts are credited with gains or losses in accordance with their selections.

Limited Perquisites	To incentivize executives to use the Company's services in order to help them in their performance by allowing them to evaluate our resorts and services based upon firsthand knowledge

•

Includes benefits relating to the use of one or more of our owned and operated private clubs, including skiing and parking privileges, as a part of their responsibilities and employment.

•

Also includes our Perquisite Fund Program, under which certain of our senior management, receive an annual allowance, based on executive level, to be used at the Company's owned or operated resorts. Executives may draw against the account to pay for services or goods, at the market rate for the applicable resort or services. Amounts of the fund used by executives are taxed as ordinary income, like other compensation. Unused funds in each executive's account at the end of each fiscal year are forfeited.

•

All Company employees enjoy skiing privileges, not just our executives.

        2015 Compensation Decisions

        Base Salary

        The Compensation Committee generally reviews and adjusts base salaries annually at its September committee meeting, with new salaries effective in mid-October. The following table sets forth the annual base salaries approved by the Compensation Committee for fiscal 2015 compared to fiscal 2014 and shows the percentage change from the prior year. Fiscal 2015 base salary increases were approved for all NEOs in recognition of achieving their individual performance goals in fiscal 2014 and, except as otherwise set forth below, consistent with 3.0% merit increases for employees generally who achieved their individual performance goals in the prior fiscal year. Mr. Barkin and Ms. Lynch's percentage change reflects a merit increase, additional adjustments in recognition of their performance and their impact on the overall results of the Company, as well as moving them higher in their pay range because of their contributions.

Name	Fiscal 2015 Base Salary	Fiscal 2014 Base Salary	% Change
Robert A. Katz	$847,819	$823,125	3.0%
Michael Z. Barkin	$390,000	$333,267	17.0%
Blaise T. Carrig	$428,561	$416,079	3.0%
Kirsten A. Lynch	$390,000	$338,252	15.3%
David T. Shapiro(1)	$375,000	—	—
Randall E. Mehrberg(2)	$350,200	$340,000	3.0%

(1)
Mr. Shapiro joined the Company on July 13, 2015. Amount shown reflects his base annual salary effective upon his appointment.

(2)
Mr. Mehrberg left the Company on April 17, 2015.

        Annual MIP Awards

        Following the completion of fiscal 2015, all of our NEOs, except for Messrs. Mehrberg and Shapiro, were eligible to receive an annual cash MIP award based upon our performance and each NEO's individual performance during fiscal 2015. Mr. Mehrberg was not eligible to receive an annual cash MIP award for fiscal 2015 because he was not employed by us on the date the MIP award was paid. Mr. Shapiro, who joined us late in fiscal 2015, was not eligible under the terms of the MIP to receive an annual cash MIP award for fiscal 2015. Pursuant to his employment agreement, Mr. Katz's MIP award is paid 50% in cash and 50% in RSUs that vest annually over a three-year period.

        Annual Funding of the MIP.    Annual funding of the MIP is based upon our achievement of performance measures selected by the Compensation Committee. The Compensation Committee has established: (1) Resort EBITDA, and (2) performance goals for Vail Resorts Development Company ("VRDC Performance Goals"), as the performance measures to determine funding of the MIP for our NEOs. The Compensation Committee believes these are the appropriate performance measures because Resort EBITDA is the primary performance metric used by the Company to measure its performance and VRDC Performance Goals promote a long-term focus on performance because the real estate and real estate management portion of our business tends to use different measures of success, including net cash flow generated from sales and other operational targets. For purposes of setting annual funding targets under the MIP, the Compensation Committee bases the Resort EBITDA target on the target set by our Board annually when approving the Company's budget and bases VRDC Performance Goals on Board approved targets for Real Estate EBITDA and net cash proceeds from real estate sales. In setting the performance measures for any given fiscal year, the Compensation Committee considers our past performance, broader economic trends that may impact us in the upcoming year, and our historical performance in relation to the MIP award targets set in the respective prior periods.

        Please see pages 37 and 50 of our Annual Report on Form 10-K for fiscal 2015 filed with the SEC on September 28, 2015 for information regarding our use of the non-GAAP financial measures discussed in this CD&A and a reconciliation of the differences between the non-GAAP financial measures and their most directly comparable GAAP financial measures.

        Resort EBITDA Target.    For fiscal 2015, the Resort EBITDA target was set at $351.9 million. Both the Resort EBITDA and Real Estate EBITDA targets (which comprised a portion of the VRDC Performance Goals for the fiscal year as described below) were based upon our approved budget for fiscal 2015. The Compensation Committee established the performance measures at the beginning of the fiscal year with the expectation that the target level of performance of these goals would require significant effort and substantial progress toward our strategic plan goals in light of the business environment at that time. As a result, our attainment of these targets in fiscal 2015 was considered moderately likely.

        VRDC Performance Goals Target.    For fiscal 2015, the VRDC Performance Goals included, among other things, attaining a Real Estate EBITDA target of $(9.2) million and achieving net cash proceeds from real estate sales of $38.5 million, in each case with respect to our real estate segment. For the VRDC Performance Goals, the Compensation Committee sets out several specific goals, each of which has a separate weighting within that portion of the funding calculation for corporate performance. Among these specific goals, we expect that some should be achievable, some will be challenging to achieve and others will be difficult to achieve. Over the past three fiscal years, VRDC completed the number of goals resulting in between approximately 147.0% and 150.0% funding of the VRDC Performance Goals portion of corporate performance, with an average funding over this time of 149.0%.

        How the MIP Is Funded.    For fiscal 2015, for each NEO, 90% of the funding of the MIP was based upon the achievement of Resort EBITDA and 10% was based upon achievement of the VRDC Performance Goals, including Real Estate EBITDA. Under the MIP, if we achieve 100% of the Resort EBITDA target, the MIP is funded at 100% of the target funding level for that component, as more fully detailed in the table below. If our performance exceeds 100% of the Resort EBITDA target, the MIP is funded above the target funding level for that component up to a maximum of 200% of the target funding level. If our performance falls below 100% of the annual Resort EBITDA target, the MIP is funded below the target funding level for that component. If our performance falls below 80% of the annual Resort Reported target, the MIP is not funded for that component.

MIP Funding for Resort EBITDA Component

Percentage of Target Performance Achieved	Percentage of Annual Target Funding Level Available under the MIP
Less than 80%	0%
80%	15%
90%	25%
95%	50%
100%	100%
110%	175%
120% or greater	200%

        The other component of the MIP funding calculation for NEOs is the attainment of the VRDC Performance Goals. If the minimum percentage of the Resort EBITDA target is not reached and no VRDC Performance Goals are met, then the MIP is not funded for the NEOs and no MIP awards are paid to them. In the event our Resort EBITDA for any fiscal year meets the specific threshold or target level, and/or we achieve any of the VRDC Performance Goals, then the MIP is funded at the appropriate level and each NEO is eligible to receive a MIP award. In addition, once the MIP is funded based upon each NEO's target MIP award percentage, the total pool for NEOs is increased by 5%, with such excess being paid out, if any, at the discretion of the Compensation Committee based upon individual performance.

        Target Annual MIP Awards.    For fiscal 2015, each NEO was eligible for an annual MIP award based on a percentage of annual base salary as follows:

Name	2015 Target Annual MIP Award as Percentage of Base Salary
Robert A. Katz	100.0%
Michael Z. Barkin	50.0%
Blaise T. Carrig	60.0%
Kirsten A. Lynch	50.0%
David T. Shapiro(1)	50.0%
Randall E. Mehrberg(2)	50.0%

(1)
Mr. Shapiro, who joined the Company late in fiscal 2015, was not eligible under the terms of the MIP to receive an annual cash MIP award for fiscal 2015.

(2)
Mr. Mehrberg, who left the Company on April 17, 2015, was not eligible to receive an annual cash MIP award for fiscal 2015 because he was not employed by us on the date the MIP award was paid.

        The differences between the NEOs' target MIP awards as a percentage of their base salaries was determined based upon the perceived ability each executive position has to influence our performance. The positions deemed to have the most potential impact upon our performance have the greatest potential for annual MIP award potential, putting a greater proportion of such NEO's total pay at-risk relative to performance, in accordance with our executive compensation philosophy. Threshold, target and maximum awards payable under the MIP for fiscal 2015 are reported in the Grants of Plan-Based Awards Table.

        Individual MIP Award Determination.    Once funding is established, the actual MIP award paid to each NEO is determined by individual performance objectives (other than for Mr. Katz, whose award is based solely on the funded amount of target MIP determined by Company performance because, unlike other NEOs, he is responsible for all aspects of Company performance). This structure reflects our objective to put more emphasis on individual performance oriented compensation, while at the same time requiring that overall Company performance standards are met before MIP funding can occur. Achievement of individual performance objectives can result in the NEO receiving a MIP award equal to 0%, 70%, 100%, 115% or 130% of the funded amount (subject to availability of funds under the MIP) and subject to further adjustments (including the 5% adjustment described above) at the discretion of the Compensation Committee. Individual performance objectives vary depending upon our strategic plan and each NEO's individual responsibilities and are established at the beginning of each fiscal year, with the expectation in fiscal 2015 that the target level of performance of these objectives would require significant effort and substantial progress toward the goals of our strategic plan in light of the current business environment. As a result, each NEO's attainment of his or her performance objectives in fiscal 2015 was moderately likely.

        Example.    An executive whose MIP award funding is 90% based on Resort EBITDA and 10% based upon achievement of VRDC Performance Goals, earning $300,000 annually with a target MIP award of 50% of base salary, would have an available MIP award funding of $135,000 for 100% achievement of Resort EBITDA (100% times 50% salary target times 90% funding), plus $15,000 for 100% achievement of VRDC Performance Goals (100% times 50% salary target times 10% funding), for a total of $150,000, or 100%, of target funding. However, because 100% of an executive's total MIP award is determined by the achievement of individual performance objectives, an executive's ultimate total MIP award can be paid out in an amount equal to 0%, 70%, 100%, 115% or 130% of the target amount based on individual performance (subject to availability of funds under the MIP).

        Fiscal 2015 Results.    In fiscal 2015, the Compensation Committee adjusted Resort EBITDA actual results to: (i) exclude a $16.4 million non-cash gain associated with the litigation surrounding the Canyons and Park City lease because this amount was non-cash in nature and does not reflect the ongoing operations of the business; (ii) exclude $7.4 million of income from Perisher ski resort in Australia, which was acquired in June 2015, because the acquisition was not contemplated in the annual budget; and (iii) exclude $0.4 million in non-cash accounting adjustments not reflected in the annual budget, which the Compensation Committee did not consider to be relevant to the performance of the Company's Mountain and Lodging divisions, which comprise Resort EBITDA. As a result, in fiscal 2015, we met 97.3% of the Resort EBITDA target, which resulted in a funding level at 72.8% of the target funding level for that component of the funding calculation. In fiscal 2015, VRDC achieved VRDC Performance Goals resulting in a funding level of 150.0% for the VRDC Performance Goals component of the funding calculation. Combined with the Resort EBITDA funding, this resulted in an overall funding level of 80.52% of the target funding level for each NEO. Messrs. Mehrberg and Shapiro were intentionally omitted from the table below because they were not eligible under the terms of the MIP to receive an annual cash MIP award for fiscal 2015. Based upon these results and individual performance, the Compensation Committee determined the final MIP award amounts as follows:

Name	Fiscal 2015 Target MIP Award		Actual Fiscal 2015 Payout Percentages(1)		Fiscal 2015 Actual MIP Award	Fiscal 2014 Actual MIP Award	Change from Fiscal 2014 Actual MIP Award
Robert A. Katz(2)	$847,819	x	80.52%	=	$682,664	$525,976	29.8%
Michael Z. Barkin	$195,000	x	80.52%	=	$157,014	$106,479	47.5%
Blaise T. Carrig	$257,137	x	80.52%	=	$207,046	$159,525	29.8%
Kirsten A. Lynch	$195,000	x	80.52%	=	$157,014	$108,072	45.3%

(1)
Actual payout percentages are based upon the MIP funded amount and, for each NEO other than the CEO whose payout percentage equals the 80.52% funding level of the MIP, achievement of his or her individual performance objectives. In fiscal 2015, payout percentages were based upon the 80.52% funding level of the MIP and no adjustments were made based upon individual performance objectives.

(2)
Pursuant to his employment agreement, Mr. Katz's MIP award is paid 50% in cash and 50% in RSUs.

        Long-Term Equity Incentives

        Our long-term equity incentive award program is designed to promote long-term Company performance and align each executive's risk with stockholder interest, to reward the achievement of long-term goals, and to promote stability and corporate loyalty among our executives. The Compensation Committee bases awards of long-term equity compensation on a number of different factors, including competitive market practices as determined by our peer group analysis, the information provided by our independent compensation consultant, the amount of cash compensation that is currently paid to each NEO, each NEO's level of responsibility, our retention objectives and our pay-for-performance philosophy. In general, the Compensation Committee makes long-term equity award determinations for executive officers in September of each year and typically consults with our CEO in determining the size of grants to each NEO, other than himself, although the Compensation Committee makes all final determinations. The non-management directors' practice is to meet in executive session following the Board meeting in September of each year to review and ratify the Compensation Committee's annual review of the CEO. For fiscal 2015, the Compensation Committee concluded that instead of providing the long-term equity incentive awards as 50% Premium SARs and 50% Market SARs (as was done for fiscal 2014), the Compensation Committee awarded Mr. Katz his long-term equity incentive awards as approximately 50% of the award value in RSUs and approximately 50% of the award value in a combination of Premium SARs and Market SARs. In fiscal 2015, the Compensation Committee granted long-term equity incentive awards under the 2002 Plan.

        As noted above, the long-term equity values awarded to our NEOs are based on a number of different factors considered by the Compensation Committee. For fiscal 2015, the Compensation Committee awarded each NEO an equity value increased by 3.5% from the prior fiscal year, plus an additional $50,000 equity award value to recognize their outstanding performance and changes in scope of responsibility. As described elsewhere in this CD&A, 33% of the long-term equity incentive award value awarded to Mr. Katz is performance-based SARs with an exercise price equal to 125% of the closing price on the date of grant.

        In connection with Mr. Shapiro's appointment as Executive Vice President, General Counsel and Secretary on July 13, 2015, Mr. Shapiro was eligible to receive 16.7% of the value of the equity awards granted to our NEOs in fiscal 2015. On August 1, 2015, the first day of our fiscal 2016, Mr. Shapiro was awarded (i) 162 RSUs and (ii) 1,539 SARs, with an exercise price of $109.69, that each vest in three equal annual installments commencing on the first anniversary date of the grant. In addition, also on August 1, 2015, Mr. Shapiro was awarded $500,000 in RSUs that cliff vest three years after the date of grant for retention purposes.

        As in previous years, the long-term equity incentive awards granted to our NEOs in fiscal 2015 consisted of RSUs and SARs. In determining the mix of RSUs and SARs granted to each of our NEOs in fiscal 2015, the Compensation Committee considered that, of the two forms of equity awards, RSUs have a relatively greater retentive effect, and SARs have a relatively greater performance incentive impact. For fiscal 2015, approximately 28.6% of the long-term equity incentive award value granted is attributed to RSUs and approximately 71.4% of the award value granted is attributed to SARs for our NEOs other than the CEO. For our CEO, approximately 54.1% of the long-term equity incentive award value granted is attributed to RSUs and approximately 45.9% of the award value granted is attributed to SARs. To further promote retention, the RSUs and SARs granted in fiscal 2015 vest in equal annual installments over a three year period commencing on the first anniversary date of the grant. As the awards are inherently tied to the performance of our common stock, we consider a vesting schedule based upon continued service appropriate to meet the desire for both retention and performance incentive.

        The value of the equity awards granted to our NEOs in fiscal 2015 are reported in the Summary Compensation Table and are further described in the Grants of Plan-Based Awards Table.

        Discretionary Bonus or Equity Grant

        The Compensation Committee may choose to approve a sign-on or discretionary bonus or equity grant for a senior executive if it deems it necessary as a recruitment tool or to recognize outstanding performance. Discretionary cash bonuses, including a sign-on bonus, are included in the "Bonus" column of the Summary Compensation Table for Fiscal 2015 and the grant date fair value of a sign-on or discretionary equity award is included in either the "Stock Awards" or "Option/Share Appreciation Right Awards" column of the table, as appropriate. As noted above, for fiscal 2015, the Compensation Committee awarded each NEO an additional $50,000 in equity award value to recognize their outstanding performance and changes in scope of responsibility. In addition, in connection with Mr. Shapiro's appointment as Executive Vice President, General Counsel and Secretary on July 13, 2015, the Compensation Committee awarded Mr. Shapiro a $200,000 sign-on cash bonus. In addition, on August 1, 2015, Mr. Shapiro was granted $500,000 in RSUs (as described above) that cliff vests three years after the date of grant for retention purposes. No other sign-on or discretionary cash or equity bonuses were made to our NEOs during fiscal 2015.

        Other Executive Compensation Policies and Practices

        Clawback Policy

        In line with corporate governance best practices, the Compensation Committee has adopted a clawback policy that allows the Company to seek repayment of incentive compensation that was erroneously paid. The policy provides that if the Board determines that there has been a material restatement of publicly issued financial results from those previously issued to the public, our Board will review all MIP awards and equity awards made to executive officers during the three-year period prior to the restatement on the basis of having met or exceeded specific performance targets. If such payments would have been lower had they been calculated based on such restated results, our Board will (to the extent permitted by governing law) seek to recoup the payments in excess of the amount that would have been paid based on the restated results.

        Equity Grant Practices

        We generally seek to make equity compensation grants in the first quarter following the completion of a given fiscal year. SARs are granted with an exercise price equal to or higher than the market price of our common stock on the date of grant, which is the date the Compensation Committee approves the award. We do not have any specific program, plan or practice related to timing equity compensation awards to executives; however, the Compensation Committee generally grants annual awards on the date of the regularly scheduled first fiscal quarter Board meeting in September. Other than grants made in connection with hiring, promotions or to replace certain new hire grants once they vest and/or are exercised, equity awards are granted to NEOs at the same time that equity awards are granted to all other employees who are eligible for such awards.

        Stock Ownership Guidelines for Executives

        Consistent with our objective of encouraging executive stock ownership to create long-term stockholder value by aligning the interests of our executives with our stockholders, the Company has adopted executive stock ownership guidelines. Under the guidelines, our executive officers are expected to hold shares of our common stock equal to multiples of their base salaries as follows: Chief Executive Officer—6x; Chief Financial Officer—3x; Presidents—3x; and Executive Vice Presidents—2x. Until an executive achieves the required level of ownership, he or she is required to retain at least 75% of the net shares received as a result of the vesting of RSUs or restricted stock or the exercise of SARs or stock options. Net shares are those that remain after shares are netted to pay any applicable exercise price or statutory tax withholdings. Shares of common stock, stock owned in a directed retirement plan or IRA and the intrinsic value of vested equity grants count as stock ownership for purposes of these guidelines. As of the date of this proxy statement, all NEOs who are subject to our stock ownership guidelines, except Mr. Shapiro, who became subject to our stock ownership guidelines in July 2015, have met their required level of stock ownership.

        Policy Prohibiting Hedging Transactions

        Our Insider Trading Compliance Program prohibits executives from engaging in hedging transactions designed to offset decreases in the market value of the Company's securities, including engaging in short sales or investing in other derivatives of the Company's securities, including put and call options and collar transactions.

        Post-Termination Compensation

        Pursuant to their respective employment agreements, each of Messrs. Katz and Carrig are entitled to receive severance payments and continuation of certain benefits upon certain terminations of employment, including certain resignations for "good reason" (as defined in their respective agreements). Pursuant to the Company's executive severance policy, Messrs. Barkin, Mehrberg and Shapiro and Ms. Lynch are or were entitled to receive severance payments upon certain terminations of employment. In addition, each NEO is entitled to receive payments upon a termination occurring within a limited period of time following a change in control. We believe the change in control arrangements provide continuity of management in the event of an actual or threatened change in control. We also believe that our termination and severance provisions reflect both market practices and competitive factors. Our Board believed that these severance payments and benefit arrangements were necessary to attract and retain our executives when these agreements were entered into.

        Executive Tax Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code (the "Code") generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its chief executive officer and its three other most highly compensated executive officers (other than the chief financial officer). Under the Code, however, compensation that is considered "performance-based compensation" (within the meaning of the Code) does not count towards the $1 million limit. While the Compensation Committee considers the impact of the tax treatment, the primary factor influencing program design is the support of business objectives. The Compensation Committee reserves the right to design programs that recognize a full range of performance criteria important to our success, even where the compensation paid under such programs may not be deductible. Accordingly, the Compensation Committee retains flexibility to structure our compensation programs in a manner that is not tax-deductible in order to achieve a strategic result that the Compensation Committee determines to be more appropriate. We have typically intended to structure certain quantitative portions of our cash-based incentive compensation and our equity awards to our covered executive officers under the 2002 Plan and MIP as qualifying performance-based compensation for Section 162(m) purposes. However, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by us to satisfy the requirements for deductibility under Section 162(m) does in fact do so.

SUMMARY COMPENSATION TABLE FOR FISCAL 2015

        The following table summarizes the total compensation paid or earned by the named executive officers for each of the last three fiscal years during which the officer was a named executive officer:

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)		Option/Share Appreciation Right Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Robert A. Katz	2015	846,281	—		2,231,712	(6)	1,890,372	341,332	(7)	—	34,726	5,344,423
Chairman and Chief	2014	822,602	—		262,910	(7)	3,652,979	262,988	(7)	—	29,987	5,031,466
Executive Officer	2013	798,553	—		255,228	(7)	3,529,457	255,249	(7)	—	33,563	4,872,050
Michael Z. Barkin	2015	382,187	—		187,852		462,029	157,014		—	19,812	1,208,894
Executive Vice President	2014	334,046	—		103,552		346,673	106,479		—	7,943	898,693
and Chief Financial Officer	2013	286,769	—		565,422		229,457	82,315		—	3,313	1,167,276
Blaise T. Carrig	2015	427,784	—		231,935		626,957	207,046		—	17,593	1,511,315
President—Mountain	2014	415,815	—		675,853		605,711	159,525		—	37,297	1,894,201
Division	2013	404,889	—		146,593		608,480	162,572		—	17,612	1,340,146
Kirsten A. Lynch	2015	382,968	—		187,852		462,029	157,014		—	11,245	1,201,108
Executive Vice President	2014	338,037	—		100,719		346,920	108,072		—	19,691	913,439
and Chief Marketing Officer
David T. Shapiro	2015	21,635	200,000	(8)	—		—	—		—	—	221,635
Executive Vice President,
General Counsel and Secretary
Randall E. Mehrberg	2015	246,668	—		157,045		358,643	—		—	328,676	1,091,032
Former Executive Vice President,	2014	227,538	—		786,293		288,894	72,420		—	32,288	1,407,433
General Counsel and Secretary

(1)
Amounts shown reflect salary earned during the fiscal year, which differ from base salaries in that year based in part on the timing of previous year annual adjustments, mid-year promotions, service period and other adjustments in any given year.

(2)
Awards consist of RSUs. The amounts represent the aggregate grant date fair value of RSUs granted during the applicable fiscal year computed in accordance with FASB ASC Topic 718, and do not represent cash payments made to individuals or amounts realized, or amounts that may be realized. Assumptions used in the calculation of these amounts are included in note 16 to our audited financial statements for fiscal 2015, which are included in our Annual Report on Form 10-K for fiscal 2015 filed with the SEC on September 28, 2015.

(3)
Awards consist of SARs. The amounts represent the aggregate grant date fair value of SARs granted during the applicable fiscal year computed in accordance with FASB ASC Topic 718, and do not represent cash payments made to individuals or amounts realized, or amounts that may be realized. Assumptions used in the calculation of these amounts are included in note 16 to our audited financial statements for fiscal 2015, which are included in our Annual Report on Form 10-K for fiscal 2015 filed with the SEC on September 28, 2015.

(4)
In September 2015, pursuant to the MIP, as more fully described in the CD&A section of this proxy statement, and based upon the attainment of performance targets previously established by the Compensation Committee under the MIP, the Compensation Committee approved 2015 cash MIP awards for its NEOs. Such amounts were paid in October 2015.

(5)
All other compensation for fiscal 2015 includes the following:

Name	Fiscal Year	Company Contributions Under 401(k) Savings Plan ($)(a)	Company-paid Supplemental Life Insurance Premiums ($)(b)	Company-paid Supplemental Disability Insurance Premiums ($)(c)	Company-paid Relocation Compensation(d)	Company-paid Relocation Compensation Tax Gross-Up	Company-paid Lodging, Ski School Privileges and Discretionary Spending on Goods and Services ($)(e)	Total ($)
Robert A. Katz	2015	7,774	7,014	1,824	—	—	18,114	34,726
Michael Z. Barkin	2015	8,632	619	—	—	—	10,561	19,812
Blaise T. Carrig	2015	4,982	619	11,992	—	—	—	17,593
Kirsten A. Lynch	2015	8,546	619	2,080	—	—	—	11,245
David T. Shapiro	2015	—	—	—	—	—	—	—
Randall E. Mehrberg	2015	3,402	206	—	226,597	78,932	19,539	328,676

(a)
Consists of Company contributions to the NEO's accounts in the Company's tax-qualified 401(k) plan.

(b)
Consists of premiums paid on behalf of the NEO for supplemental life insurance.

(c)
Consists of premiums paid on behalf of the NEO for supplemental disability insurance.

(d)
In fiscal 2015, we provided relocation benefits to Mr. Mehrberg as part of our standard relocation benefits available to all similarly situated employees. In fiscal 2015, the relocation benefits consisted of home sale expenses, household moving expenses, and fees associated with a third party relocation service provider.

(e)
In fiscal 2015, our NEOs were entitled to participate in our Perquisite Fund Program, under which certain of the Company's executive officers receive an annual allowance based on executive level to be used at the Company's resorts. For fiscal 2015, annual allowances for NEOs were as follows: CEO—$70,000; President—$40,000; and Executive Vice President—$30,000. Executives may draw against the account to pay for services or goods at the market rate. Amounts of the fund used by the NEO are taxed as ordinary income, like other compensation. The amounts reported include the amounts used by the NEO towards lodging, ski school privileges and discretionary spending on services or goods at our properties for personal use. In accordance with SEC rules, the value of these benefits is measured on the basis of the estimated aggregate incremental cost to the Company for providing these benefits, and perquisites and personal benefits are not reported for any NEO for whom such amounts were less than $10,000 in the aggregate for the fiscal year. In fiscal 2015, the Company also provided to each NEO benefits relating to the use of one or more of our private clubs, for which the Company incurred no incremental costs. NEOs are responsible for the payment of their individual, non-business related expenditures incurred at such clubs, although these expenses would qualify for reimbursement under the Perquisite Fund Program if within the NEO's allowance under that program.
(6)
The amount shown in the "Stock Awards" column for fiscal 2015 includes $341,332 for 50% payment of Mr. Katz's total MIP award and $1,890,381 as part of his long-term equity incentive award, which represent the aggregate grant date fair value of RSUs, based on the 3,350 and 22,642 RSUs granted on September 25, 2015 and September 23, 2014, respectively. Mr. Katz's MIP award is paid 50% in cash and 50% in RSUs that vest annually over a three year period. For fiscal 2015, the Compensation Committee awarded Mr. Katz his long term equity incentive awards as approximately 50% of the award value in RSUs and approximately 50% of the award value in a combination of Premium SARs and Market SARs.

(7)
Mr. Katz's MIP award is paid 50% in cash and 50% in RSUs that vest annually over a three year period. The amount shown in the "Stock Awards" column includes $262,910 and $255,228, which represent the aggregate grant date fair value of RSUs, based on the 3,149 and 3,802 RSUs granted on September 23, 2014 and September 26, 2013, respectively, for 50% payment of Mr. Katz's total MIP award. The amounts reported in the "Non-Equity Incentive Plan Compensation" column for fiscal 2015, 2014 and 2013 reflect only the cash amount paid to Mr. Katz for 50% of Mr. Katz's total MIP award for such fiscal year.

(8)
Represents a cash sign-on bonus upon joining the Company on July 13, 2015.

GRANTS OF PLAN-BASED AWARDS IN FISCAL 2015

        The following table shows certain information regarding grants of plan-based awards to the named executive officers during fiscal 2015:

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of	All Other Option/SAR Awards: Number of Securities Underlying	Exercise or Base Price of Option/ SAR	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)(2)	Target ($)(3)	Maximum ($)(4)	Stock or Units(#)(5)	Options/SARs (#)(6)	Awards ($/Sh)	Awards ($)(7)

Robert A. Katz		21,195	847,819	1,653,247	—	—	—	—
	09/23/14				3,149		n/a	262,910
	09/23/14				22,642		n/a	1,890,381
	09/23/14					21,611	87.18	650,059
	09/23/14					49,063	108.98	1,240,313
Michael Z. Barkin		3,413	195,000	494,325	—	—	—	—
	09/23/14				1,652		n/a	137,925
	09/23/14				598		n/a	49,927
	09/23/14					15,360	87.18	462,029
Blaise T. Carrig		4,500	257,137	651,841	—	—	—	—
	09/23/14				2,180		n/a	182,008
	09/23/14				598		n/a	49,927
	09/23/14					20,843	87.18	626,957
Kirsten A. Lynch		3,413	195,000	494,325	—	—	—	—
	09/23/14				1,652		n/a	137,925
	09/23/14				598		n/a	49,927
	09/23/14					15,360	87.18	462,029
David T. Shapiro		—	—	—	—	—	—	—
Randall E. Mehrberg(8)		2,043	116,733	295,919	—	—	—	—
	09/23/14				1,283		n/a	107,118
	09/23/14				598		n/a	49,927
	09/23/14					11,923	87.18	358,643

(1)	The estimated possible payouts are based on the parameters applicable to each NEO at the time the Compensation Committee established the relevant performance goals in writing at the beginning of fiscal 2015, as more fully described in the CD&A section of this proxy statement. The actual earned and subsequently paid amounts are reported in the Summary Compensation Table under the "Non-Equity Incentive Plan Compensation" column.

(2)	The Threshold amount is based on the MIP's minimum target funding level based upon the minimum achievement of VRDC Performance Goals and no achievement of Resort EBITDA targets for fiscal 2015, with the resulting funding applied to the NEO's target percentage of base salary and then paid out at the 70% threshold level for individual performance (other than for Mr. Katz, whose MIP award is tied entirely to corporate performance and payout is 50% cash and 50% RSUs that vest over three years).

(3)	The Target amount is based on the MIP's target funding level of 100% upon achievement by the Company of 100% of certain Resort EBITDA targets and VRDC Performance Goals for fiscal 2015, with the resulting funding applied to the NEO's target percentage of base salary and then paid out at the 100% target level for individual performance (other than for Mr. Katz, whose MIP award is tied entirely to corporate performance and payout is 50% cash and 50% RSUs that vest over three years).

(4)	The Maximum amount is based on the MIP's maximum funding level of 200% upon achievement by the Company of at least 120% of certain Resort EBITDA targets and maximum achievement of the VRDC Performance Goals for fiscal 2015, with the resulting funding applied to the NEO's target percentage of base salary and then paid out at the 130% maximum level for individual performance (other than for Mr. Katz, whose MIP award is tied entirely to corporate performance and payout is 50% cash and 50% RSUs that vest over three years).

(5)	Represents RSUs that vest in three equal annual installments beginning on the first anniversary of the date of grant. The grants were made pursuant to the 2002 Plan. In the case of Mr. Katz, the number of shares includes 3,149 RSUs for 50% payment of Mr. Katz's total MIP award for fiscal 2014 and 22,642 RSUs as part of his long-term equity incentive award for fiscal 2015.

(6)	Represents SARs that vest in three equal annual installments beginning on the first anniversary of the date of grant. The exercise price of each SAR is equal to the closing price of our common stock on the date of grant, except in the case of 66% of the SARs award value granted to Mr. Katz on September 23, 2014, for which the exercise price was 125% of the closing price of our common stock on the date of grant. Upon the exercise of a SAR, the actual number of shares the Company will issue to the NEO is equal the quotient of (i) the product of (x) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (y) the number of SARs exercised, divided by (ii) the per share fair market value of our common stock on the date of exercise, less any shares withheld to cover payment of applicable tax withholding obligations. The grants were made pursuant to the 2002 Plan.

(7)	The amounts shown represent the aggregate fair value of the award calculated as of the grant date in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in note 16 to our audited financial statements for fiscal 2015, which are included in our Annual Report on Form 10-K for fiscal 2015 filed with the SEC on September 28, 2015.

(8)	These awards were forfeited by Mr. Mehrberg upon leaving the Company in fiscal 2015.

EMPLOYMENT AGREEMENTS

        The Company has entered into employment agreements with Messrs. Katz and Carrig, both of which were approved by the Compensation Committee. The Company's other NEOs do not have employment agreements with the Company.

        Robert A. Katz, Chairman and Chief Executive Officer

        The Company entered into an employment agreement with Mr. Katz on October 15, 2008, as amended on September 30, 2011 and April 11, 2013. The employment agreement had an initial term through October 15, 2011, and provides for automatic renewal for successive one year periods if neither party provides written notice of non-renewal to the other not less than 60 days prior to the then-current scheduled expiration date. Under the employment agreement, the initial base salary was set at $843,500, subject to annual adjustments by the Compensation Committee, though in no case may the base salary be reduced at any time below the then-current level. As part of the Company-wide wage reduction plan effective April 2, 2009, Mr. Katz waived this requirement and did not take any salary for a twelve month period. Effective April 1, 2010, Mr. Katz's salary was reinstated at 85% of his prior pre-wage reduction salary. Pursuant to the employment agreement, Mr. Katz also participates in the Company's MIP, as more fully described in the CD&A. Under the employment agreement, if the Company achieves specified performance targets for the year under the MIP, Mr. Katz's "target opportunity" will be no less than 100% of his base salary. The employment agreement provides that Mr. Katz's MIP award is to be paid 50% in cash and 50% in RSUs that vest annually over a three year period. Mr. Katz also receives other benefits and perquisites on the same terms as afforded to senior executives generally, including customary health, disability and insurance benefits, certain membership benefits at the Company's private clubs and participation in the Perquisite Fund Program.

        The employment agreement also provides for certain payments in connection with the termination (including constructive termination) of Mr. Katz under certain circumstances, as more fully described under the heading "Potential Payments Upon Termination or Change in Control" below. The September 2011 amendment eliminated his rights to (i) receive cash severance benefits upon his voluntary resignation within six months following a change in control, and (ii) to be eligible to receive tax gross-up payments on severance and other benefits payable in connection with a change in control. The April 2013 amendment eliminated his rights to paid time off in connection with the Company's adoption of a flexible time off policy.

        Mr. Katz's employment agreement contains standard provisions for non-competition and non-solicitation of the Company's managerial employees that become effective as of the date of Mr. Katz's termination of employment and that continue for two years thereafter. Mr. Katz is also subject to a permanent covenant to maintain confidentiality of the Company's confidential information.

        Blaise T. Carrig, President—Mountain Division

        Vail Holdings, Inc., a wholly-owned subsidiary of the Company, entered into an employment agreement with Blaise T. Carrig on October 15, 2008, as amended on April 11, 2013. The agreement had an initial term through October 15, 2011 and provides for automatic renewal for successive one year periods if neither party provides written notice of non-renewal to the other not less than 60 days prior to the then-current scheduled expiration date. Mr. Carrig provided appropriate notice of his intent to resign as President—Mountain Division on August 1, 2015 as part of a planned leadership succession and non-renewal of his employment agreement. Effective August 1, 2015, Mr. Carrig ceased serving as our President—Mountain Division and transitioned to the non-executive officer role of senior mountain advisor through October 1, 2017. See "Potential Payments Upon Termination or Change in Control" below for a discussion of his compensation arrangements during this period.

        Under the employment agreement, the initial base salary was set at $365,000, subject to annual adjustments by the Compensation Committee, though in no case may the base salary be reduced at any time below the then-current level. As part of the Company-wide wage reduction plan effective April 2, 2009, Mr. Carrig waived this requirement and accepted a salary reduction of 10%. In addition, the employment agreement provides that Mr. Carrig's base salary would increase to $385,000 effective August 1, 2009; however, consistent with the waiver noted above, this new salary took effect on such date at a 10% reduced level. Pursuant to the employment agreement, Mr. Carrig also participated in the Company's MIP, as more fully described in the CD&A. Under the employment agreement, if the Company achieves specified performance targets for the year under the MIP, Mr. Carrig's "target opportunity" will be no less than 50% of his base salary. Mr. Carrig also received other benefits and perquisites on the same terms as afforded to senior executives generally, including customary health, disability and insurance benefits, certain membership benefits at the Company's private clubs and participation in the Perquisite Fund Program.

        The employment agreement also provided for certain payments in connection with the termination (including constructive termination) of Mr. Carrig under certain circumstances. The April 2013 amendment eliminated his rights to paid time off in connection with the Company's adoption of a flexible time off policy.

        Mr. Carrig's employment agreement contained standard provisions for non-competition and non-solicitation of the Company's managerial employees that become effective as of the date of Mr. Carrig's termination of employment and that continue for one year thereafter. Mr. Carrig is also subject to a permanent covenant to maintain confidentiality of the Company's confidential information.

OUTSTANDING EQUITY AWARDS AT FISCAL 2015 YEAR-END

        The following table shows certain information regarding outstanding equity awards held by the named executive officers as of July 31, 2015:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options/SARs Exercisable (#)(1)		Number of Securities Underlying Unexercised Options/SARs Unexercisable (#)(1)(2)	Option/SAR Exercise Price ($)(3)	Option/SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)
Robert A. Katz	72,428 (SARs	)		60.05	9/25/17
	113,871 (SARs	)		40.09	9/23/18
	521,262 (SARs	)		18.88	3/01/19
	123,539 (SARs	)		35.84	9/22/19
	108,344 (SARs	)		37.20	9/21/20
	142,384 (SARs	)		39.65	9/20/21
	142,384 (SARs	)		49.56	9/20/21
	67,055 (SARs	)	33,528 (SARs)	54.07	9/21/22
	67,055 (SARs	)	33,528 (SARs)	67.59	9/21/22
	27,114 (SARs	)	54,226 (SARs)	68.98	9/26/23
	27,114 (SARs	)	54,226 (SARs)	86.23	9/26/23
			21,611 (SARs)	87.18	9/23/24
			49,063 (SARs)	108.98	9/23/24
						988	108,374
						2,534	277,954
						3,149	345,414
						22,642	2,483,601
Michael Z. Barkin	1,457 (SARs	)		50.11	7/30/22
	5,261 (SARs	)	2,630 (SARs)	54.07	9/21/22
	2,434 (SARs	)	1,217 (SARs)	60.67	4/08/23
	4,719 (SARs	)	9,437 (SARs)	68.98	9/26/23
			15,360 (SARs)	87.18	9/23/24
						278	30,494
						122	13,382
						8,592	942,456
						1,028	112,761
						2,250	246,803
Blaise T. Carrig	4,885 (SARs	)		16.51	3/10/19
	21,110 (SARs	)		37.20	9/21/20
	20,234 (SARs	)		39.65	9/20/21
			10,597 (SARs)	54.07	9/21/22
			16,490 (SARs)	68.98	9/26/23
			20,843 (SARs)	87.18	9/23/24
						929	101,902
						1,746	191,519
						7,561	829,366
						2,778	304,719
Kirsten A. Lynch	2,800 (SARs	)		46.75	7/5/21
	19,048 (SARs	)		39.65	9/20/21
	9,066(SARs	)	4,533 (SARs)	54.07	9/21/22
	4,722 (SARs	)	9,444 (SARs)	68.98	9/26/23
			15,360 (SARs)	87.18	9/23/24
						479	52,542
						7,717	846,478
						1,000	109,690
						2,250	246,803
David T. Shapiro	—		—	—	—	—	—
Randall E. Mehrberg(7)	—		—	—	—	—	—

(1)
Represents exercisable or unexercisable SARs that vest in three equal annual installments beginning on the first anniversary of the date of grant. Upon the exercise of a SAR, the actual number of shares the Company will issue to the NEO is equal the quotient of (i) the product of (x) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (y) the number of SARs exercised, divided by (ii) the per share fair market value of our common stock on the date of exercise, less any shares withheld to cover payment of applicable tax withholding obligations.

(2)
The grant dates and vesting dates of each unexercisable SAR award as of July 31, 2015 are as follows:

	Number of Unexercisable SARs	Grant Date	Vesting Schedule of Original Total Grant	Vesting Date (date award is vested in full)
Robert A. Katz	33,528	September 21, 2012	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 21, 2015
	33,528	September 21, 2012	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 21, 2015
	54,226	September 26, 2013	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 26, 2016
	54,226	September 26, 2013	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 26, 2016
	21,611	September 23, 2014	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2017
	49,063	September 23, 2014	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2017
Michael Z. Barkin	2,630	September 21, 2012	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 21, 2015
	1,217	April 8, 2013	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	April 8, 2016
	9,437	September 26, 2013	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 26, 2016
	15,360	September 23, 2014	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2017
Blaise T. Carrig	10,597	September 21, 2012	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 21, 2015
	16,490	September 26, 2013	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 26, 2016
	20,843	September 23, 2014	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2017
Kirsten A. Lynch	4,533	September 21, 2012	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 21, 2015
	9,444	September 26, 2013	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 26, 2016
	15,360	September 23, 2014	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2017
David T. Shapiro	—	—	—	—
Randall E. Mehrberg(7)	—	—	—	—
(3)
The exercise price of each SAR is equal to the closing price of our common stock on the date of grant, except for the performance-based SARs granted to Mr. Katz with exercise prices of $49.56, $67.59, $86.23 and $108.98, which are equal to 125% of the closing price of our common stock on the date of grant.

(4)
Represents unvested RSUs that, unless otherwise specifically noted in footnote 5 below, vest in three equal annual installments beginning on the first anniversary of the date of grant.

(5)
The grant dates and vesting dates of RSUs that have not vested as of July 31, 2015 are as follows:

	Number of Unvested RSUs	Grant Date	Vesting Schedule of Original Total Grant	Vesting Date (date award is vested in full)
Robert A. Katz	988	September 21, 2012	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 21, 2015
	2,534	September 26, 2013	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 26, 2016
	25,791	September 23, 2014	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2017
Michael Z. Barkin	278	September 21, 2012	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 21, 2015
	122	April 8, 2013	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	April 8, 2016
	8,592	April 8, 2013	Cliff vest in full on the third anniversary of the date of grant.	April 8, 2016
	1,028	September 26, 2013	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 26, 2016
	2,250	September 23, 2014	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2017
Blaise T. Carrig	929	September 21, 2012	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 21, 2015
	1,746	September 26, 2013	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 26, 2016
	7,561	September 26, 2013	Cliff vest in full on the third anniversary of the date of grant.	September 26, 2016
	2,778	September 23, 2014	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2017
Kirsten A. Lynch	479	September 21, 2012	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 21, 2015
	7,717	September 21, 2012	Cliff vest in full on the third anniversary of the date of grant.	September 21, 2015
	1,000	September 26, 2013	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 26, 2016
	2,250	September 23, 2014	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2017
David T. Shapiro	—	—	—	—
Randall E. Mehrberg(7)	—	—	—	—
(6)
The fair market value of these unvested RSU awards was determined based on the last reported closing price of our common stock of $109.69 per share on July 31, 2015, multiplied by the number of units.

(7)
Awards were forfeited by Mr. Mehrberg upon leaving the Company in fiscal 2015.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2015

        The following table shows for fiscal 2015 certain information regarding stock option and SAR exercises and stock vested during the last fiscal year with respect to the named executive officers:

	Option Awards				Stock Awards
Name	Number of Shares Acquired on Exercise(#)(1)		Value Realized on Exercise ($)(2)		Number of Shares Acquired on Vesting(#)(1)	Value Realized on Vesting ($)(3)
Robert A. Katz	315,000	(4)	23,211,150	(4)	5,737	503,402
Michael Z. Barkin	—		—		1,485	143,358
Blaise T. Carrig	60,797		3,020,659		2,770	245,707
Kirsten A. Lynch	—		—		1,622	141,951
David T. Shapiro	—		—		—	—
Randall E. Mehrberg	3,652		127,637		397	35,377

(1)
Represents the aggregate number of shares acquired on vesting or exercise, as applicable. The amounts shown do not reflect amounts withheld by the Company to satisfy tax withholding requirements or to satisfy the exercise price.

(2)
The aggregate dollar value realized upon the exercise of options/SARs was computed by multiplying the difference between the closing price of the Company's common stock on the exercise date and the exercise price for the award by the number of awards exercised.

(3)
The aggregate dollar value realized on the vesting of RSUs was computed by multiplying the closing price of the Company's common stock on the vesting date by the number of shares vested.

(4)
Mr. Katz exercised 15,000 options on September 16, 2014 with an exercise price of $18.73 and an expiration date of September 28, 2014. In addition, Mr. Katz exercised 300,000 SARs on June 17, 2015 with an exercise price of $31.69 and an expiration date of February 28, 2016.

PENSION BENEFITS

        The Company does not provide pension benefits or a defined contribution plan to the named executive officers other than the Company's tax-qualified 401(k) plan.

NONQUALIFIED DEFERRED COMPENSATION FOR FISCAL 2015

        The following table shows for fiscal 2015 certain information regarding nonqualified deferred compensation benefits for the named executive officers:

Name	Executive Contributions in Last FY($)(1)	Registrant Contributions in Last FY($)	Aggregate Earnings in Last FY($)(2)	Aggregate Withdrawals/ Distributions($)	Aggregate Balance at Last FYE($)(3)
Robert A. Katz	—	—	—	—	—
Michael Z. Barkin	—	—	—	—	—
Blaise T. Carrig	134,741	—	18,954	—	348,443
Kirsten A. Lynch	—	—	—	—	—
David T. Shapiro	—	—	—	—	—
Randall E. Mehrberg	—	—	—	—	—

(1)
Represents amount deferred, which is reported as compensation to the named executive officer in the Summary Compensation Table.

(2)
None of the amounts set forth are reported in the Summary Compensation Table because above-market or preferential earnings are not available under the plan.

(3)
Includes executive contributions of $376,293 that were previously reported in the Summary Compensation Table for prior fiscal years. This amount reflects actual amounts reported and does not include accumulated earnings or withdrawals or distributions.

        On September 15, 2000, Vail Associates, Inc., an indirect wholly-owned subsidiary of the Company, which we refer to in this section of the proxy statement as the Employer, adopted a Deferred Compensation Plan, which we refer to as the Grandfathered Plan, for the benefit of a select group of management or highly compensated employees, or participants. The Grandfathered Plan is not tax qualified. Section 409A of the Internal Revenue Code, enacted as part of the American Jobs Creation Act of 2004, sets forth specific tax requirements related to nonqualified deferred compensation plans, including the Grandfathered Plan. Rules under Section 409A were effective for nonqualified deferrals of compensation after December 31, 2004. As a result, after December 31, 2004, no new contributions were accepted into the Grandfathered Plan.

        Effective January 1, 2005, the Employer began operating a new nonqualified deferred compensation plan designed to comply with Section 409A, which we refer to as the Plan. The Plan provides for two classes of participants. Class 1 participants may contribute to the Plan up to 95% of their base pay and up to 95% of any Employer-paid bonus. Class 2 participants may defer only an amount of base pay equal to any 401(k) compliance test refund. Effective January 1, 2007, all participants became eligible to defer up to 80% of their base salary (including an amount of base pay equal to any 401(k) compliance test refund) and 100% of any Employer-paid bonus. Members of the Board may contribute up to 100% of their director fees. All contributions made by participants are 100% vested. The Employer may, on an annual basis, elect to make matching and/or discretionary employer contributions, although to date, the Employer has not made any such contributions. Matching and discretionary contributions vest as determined by the Employer or the Plan's administrative committee, which we refer to in this section of the proxy statement as the Plan Committee. The Employer or the Plan Committee may accelerate the vesting on matching and/or discretionary Employer contributions at any time, and accelerated vesting will generally occur automatically upon a change in control as defined in Section 409A.

        Under the Plan, all contributions for a Plan year are allocated among the following two types of accounts at the election of the Participant: Separation from Service accounts and Scheduled Distribution accounts. Separation from Service accounts are generally payable in a lump sum or installments six months following the termination of a Participant's employment. Scheduled Distribution accounts are generally payable as a lump sum at a designated date at least three years from the year of deferral. Participants have limited rights to delay distributions from either type of account, provided that the election to delay a distribution (i) is made at least twelve months prior to the date the distribution would otherwise have been made, and (ii) delays the distribution for at least five years. All accounts are payable immediately upon the Participant's disability or death. Participants generally have the right to receive an early distribution from their accounts only upon an unforeseeable emergency. Participants have the right to designate hypothetical investments for their accounts, and their accounts are credited with gains or losses in accordance with the Participants' selections.

        All contributions are placed in a rabbi trust which restricts the Employer's use of and access to the contributions. However, all money in the rabbi trust remains subject to the Employer's general creditors in the event of bankruptcy. The trustee, Wells Fargo Bank, N.A., is entitled to invest the trust fund in accordance with guidelines established by the Employer. Currently, all assets are invested in a Trust-Owned Life Insurance policy. To the extent that the funds in the trust are insufficient to pay Plan benefits, the Employer is required to fund the difference.

        The Plan Committee is charged with responsibility to select certain mutual funds, insurance company separate accounts, indexed rates or other methods, which we refer to as Measurement Funds, for purposes of crediting or debiting additional amounts to Participants' account balances. Participants may elect one or more of these Measurement Funds for purposes of crediting or debiting additional amounts to his or her account balance. As necessary, the Plan Committee may discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the first calendar quarter that begins at least thirty days after the day on which the Plan Committee gives Participants advance written notice of such change. Participants can change their Measurement Fund allocations daily. The Measurement Funds are valued daily at their net asset values.

        Using the weighted average return methodology, the rate of return for the Plan, as a weighted portfolio, for the prior twelve-month period ended July 31, 2015 was 5.93%. The rate of return of the S&P 500 for that same period was 11.21%. For this purpose, the weighted portfolio is a weighted average percentage allocation based on the Plan sponsor's liability holdings for a given point in time, and the weighted average returns are calculated based on the weights assigned using the returns of the underlying funds. Actual account cash balances were not used in calculating this performance. In addition, account deposits, withdrawals, transfers, loans and death benefits, as well as the timing of any flows were not considered in this performance calculation. The Plan does not provide for the payment of interest based on above-market rates.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

        The employment agreements with Messrs. Katz and Carrig and the Company's executive severance policy, which applies or applied to Messrs. Barkin, Mehrberg and Shapiro and Ms. Lynch, require us to provide certain compensation in the event of certain terminations of employment or upon a change in control of the Company. Each of the employment agreements and the executive severance policy provide that the Company may terminate the executive at any time with or without cause. However, if the executive's employment is terminated without cause or terminated by the executive for good reason, then the executive shall be entitled, in exchange for a signed release, to receive compensation in the amounts and under the circumstances described below. In addition, the forms of award agreements used with all of our employees provide for the full acceleration of vesting of outstanding stock options, SARs, restricted stock, and RSUs upon a change in control of the Company. In accordance with the employment agreements for Messrs. Katz and Carrig, if the executive breaches the post-employment non-competition or non-solicitation covenants to which he is subject under his employment agreement, then the executive must promptly reimburse the Company for any severance payments received from, or payable by, the Company.

        Except in the case of Messrs. Carrig and Mehrberg, the amounts shown in the tables below are estimates of the value of the payments and benefits each of our named executive officers would have been entitled to receive had a termination event and/or a change in control of the Company occurred, effective as of July 31, 2015. Mr. Carrig did not receive any severance payments in connection with the voluntary termination of his employment agreement and his planned transition to the non-executive officer role of senior mountain advisor. Mr. Mehrberg did not receive any severance payments upon leaving the Company. The actual compensation to be paid to a named executive officer can only be determined at the time such named executive officer's employment is terminated and may vary based on factors such as the timing during the year of any such event, the Company's stock price, and any changes to our benefit arrangements and policies.

        Robert A. Katz, Chairman and Chief Executive Officer

        Mr. Katz's employment agreement provides that upon (i) the giving of notice of non-renewal by the Company or termination by the Company without cause or (ii) termination by Mr. Katz for good reason, Mr. Katz is entitled to receive certain benefits so long as he has executed a release in connection with his termination, including: (a) two years of then-current base salary payable in a lump sum, (b) a prorated MIP award (provided that performance targets are met) for the portion of the Company's fiscal year through the effective date of the termination or non-renewal, payable in lump sum, (c) one year's COBRA premiums for continuation of health and dental coverage, payable in a lump sum, and (d) full vesting of any RSUs, SARs or other equity awards held by Mr. Katz. If, within twelve months of the consummation of a change in control, (i) the Company terminates Mr. Katz without cause or gives notice of non-renewal of his agreement or (ii) Mr. Katz terminates for good reason, Mr. Katz is entitled to receive, so long as he has executed a release in connection with his termination: (a) two years of then-current base salary payable in a lump sum, (b) a prorated MIP award (provided that performance targets are met) for the portion of the Company's fiscal year through the effective date of the termination or non-renewal, payable in lump sum, (c) an amount equal to the cash MIP award paid to Mr. Katz in the prior year, payable in lump sum, and (d) to the extent not already vested, full vesting of any RSUs, SARs or other equity awards held by Mr. Katz.

        The following table describes the estimated potential compensation to Mr. Katz upon termination or a change in control of the Company:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason	Change in Control	Termination following Change in Control(2)
Base Salary	$1,695,638	$—	$1,695,638
SAR/RSU Acceleration	10,492,680	10,492,680	—
MIP Award	847,819	—	1,110,807
Health Insurance	14,504	—	—

Total	$13,050,641	$10,492,680	$2,806,445

(1)
Assumes the following: (a) base salary equal to $847,819 is in effect as of the assumed termination or change in control date of July 31, 2015; (b) executive's unvested RSUs and SARs at July 31, 2015 would be subject to accelerated vesting on that date (when the last reported closing price per share of our common stock was $109.69); and (c) all Company targets under the MIP are met and executive's pro rata MIP award payable as of the termination date is the Target amount indicated under Non-Equity Incentive Plan Awards in the Grants of Plan-Based Awards Table above.

(2)
Benefits triggered upon termination without cause or resignation for good reason would apply in the same manner following a change in control when the new owners are bound by the terms of the employment agreement, except that equity awards would have already accelerated in full upon the change in control event.

        Michael Z. Barkin, Executive Vice President and Chief Financial Officer

        Pursuant to the Company's executive severance policy, Mr. Barkin is entitled to receive severance payments upon certain terminations of employment. In addition, Mr. Barkin is entitled to receive payments upon a termination occurring within a certain period of time following a change in control.

        The following table describes the estimated potential compensation to Mr. Barkin upon termination or a change in control of the Company:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason	Change in Control	Termination following Change in Control(2)
Base Salary	$390,000	$—	$390,000
SAR/RSU Acceleration	—	2,281,768	—
MIP Award	—	—	157,014
Health Insurance	—	—	—

Total	$390,000	$2,281,768	$547,014

(1)
Assumes the following: (a) base salary equal to $390,000 is in effect as of the assumed termination or change in control date of July 31, 2015; (b) executive's unvested SARs and RSUs at July 31, 2015 would be subject to accelerated vesting on that date (when the last reported closing price per share of our common stock was $109.69); and (c) MIP award payable under the executive severance policy upon a termination following a change in control is equal to the most recent MIP award paid to the executive.

(2)
Benefits triggered upon termination without cause or resignation for good reason would apply in the same manner following a change in control pursuant to the Company's executive severance policy when the new owners are bound by the terms of the executive severance policy, except that equity awards would have already accelerated in full upon the change in control event.

        Kirsten A. Lynch, Executive Vice President and Chief Marketing Officer

        Pursuant to the Company's executive severance policy, Ms. Lynch is entitled to receive severance payments upon certain terminations of employment. In addition, Ms. Lynch is entitled to receive payments upon a termination occurring within a certain period of time following a change in control.

        The following table describes the estimated potential compensation to Ms. Lynch upon termination or a change in control of the Company:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason	Change in Control	Termination following Change in Control(2)
Base Salary	$390,000	$—	$390,000
SAR/RSU Acceleration	—	2,237,856	—
MIP Award	—	—	157,014
Health Insurance	—	—	—

Total	$390,000	$2,237,856	$547,014

(1)
Assumes the following: (a) base salary equal to $390,000 is in effect as of the assumed termination or change in control date of July 31, 2015; (b) executive's unvested SARs and RSUs at July 31, 2015 would be subject to accelerated vesting on that date (when the last reported closing price per share of our common stock was $109.69); and (c) MIP award payable under the executive severance policy upon a termination following a change in control is equal to the most recent MIP award paid to the executive.

(2)
Benefits triggered upon termination without cause or resignation for good reason would apply in the same manner following a change in control pursuant to the Company's executive severance policy when the new owners are bound by the terms of the executive severance policy, except that equity awards would have already accelerated in full upon the change in control event.

        David T. Shapiro, Executive Vice President, General Counsel and Secretary

        Pursuant to the Company's executive severance policy, Mr. Shapiro is entitled to receive severance payments upon certain terminations of employment. In addition, Mr. Shapiro is entitled to receive payments upon a termination occurring within a certain period of time following a change in control.

        The following table describes the estimated potential compensation to Mr. Shapiro upon termination or a change in control of the Company:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason	Change in Control	Termination following Change in Control(2)
Base Salary	$375,000	—	$375,000
SAR/RSU Acceleration	—	—	—
MIP Award	—	—	—
Health Insurance	—	—	—

Total	$375,000	—	$375,000

(1)
Assumes the following: (a) base salary equal to $375,000 is in effect as of the assumed termination or change in control date of July 31, 2015; (b) executive's unvested SARs and RSUs at July 31, 2015 would be subject to accelerated vesting on that date (when the last reported closing price per share of our common stock was $109.69); and (c) MIP award payable under the executive severance policy upon a termination following a change in control is equal to the most recent MIP award paid to the executive.

(2)
Benefits triggered upon termination without cause or resignation for good reason would apply in the same manner following a change in control pursuant to the Company's executive severance policy when the new owners are bound by the terms of the executive severance policy, except that equity awards would have already accelerated in full upon the change in control event.

        Blaise T. Carrig, President—Mountain Division

        Effective August 1, 2015, Mr. Carrig ceased serving as our President-Mountain Division and transitioned to the non-executive officer role of senior mountain advisor through October 1, 2017. Effective August 1, 2015, Mr. Carrig will be entitled to receive (i) an annual base salary of $428,561, (ii) participation in the Perquisite Fund Program with an annual allowance of $30,000 per year to be used at the Company's owned or operated resorts and (iii) other customary benefits provided to senior executives of the Company. He will not be eligible to participate in the Company's Management Incentive Plan and additional equity awards. If his employment is terminated by the Company "without cause" prior to October 1, 2017, Mr. Carrig will be entitled to receive the remaining compensation through October 1, 2017.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table summarizes the Company's equity compensation plans as of July 31, 2015:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)(2)	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(in thousands)		(in thousands)
Equity compensation plans approved by security holders	2,656	$47.96	2,084
Equity compensation plans not approved by security holders	—	—	—

Total	2,656	$47.96	2,084

(1)
Includes 271,000 RSUs that are not included in the calculation of the Weighted-Average Exercise Price in column (b).

(2)
Includes the gross number of shares underlying outstanding SARs. Upon the exercise of a SAR, the actual number of shares we will issue to the participant is equal the quotient of (i) the product of (x) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (y) the number of SARs exercised, divided by (ii) the per share fair market value of our common stock on the date of exercise, less any shares withheld to cover payment of applicable tax withholding obligations.

PROPOSAL 2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

        As required by Section 14A of the Exchange Act, we are asking stockholders to approve an advisory resolution, commonly referred to as a "say-on-pay" resolution, approving our executive compensation as reported in this proxy statement. As described in the CD&A section of this proxy statement, our executive compensation program is designed to incentivize achievement of short- and long-term Company and individual performance. We believe this compensation approach aligns the interests of our executive officers with those of our stockholders.

        The Compensation Committee has structured our executive compensation program to achieve the following key objectives:

  •
  Emphasizing Pay-for-Performance.    Emphasize pay-for-performance by tying annual and long-term compensation incentives to achievement of specified performance objectives or overall stock performance.

  •
  Attracting, Retaining and Motivating.    Attract, retain and motivate talented executives who will determine our long-term success through a program competitive with compensation paid by companies in the same market for executive talent.

  •
  Rewarding Contributions and Creating Long-Term Value.    Recognize and reward contributions of all employees, including executive officers, in achieving strategic goals and business objectives, while aligning the program with stockholder interests.

        We encourage stockholders to read the CD&A (as well as the other narrative disclosures included in this proxy statement), which describes in more detail how our executive compensation program operates and is designed to achieve our compensation objectives, including through the use of annual incentive awards, long-term equity awards, a high percentage of compensation that is variable or "at-risk" and performance-based stock awards for our CEO. The Compensation Committee and the Board believe that the policies and procedures articulated in the CD&A are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement has supported and contributed to the Company's recent and long-term success and is aligned with the interests of our stockholders.

        At the 2014 annual meeting, we submitted a "say-on-pay" resolution to our stockholders. Our stockholders approved this proposal with approximately 99.9% of the votes cast on the proposal voting in favor of the resolution. Because our Board views the annual advisory vote as a good corporate governance practice, and because at our 2011 annual meeting approximately 91.7% of the votes cast on the frequency proposal were in favor of an annual advisory vote, we are again asking stockholders to approve the compensation of our NEOs as disclosed in this proxy statement.

        Accordingly, the Board unanimously recommends that stockholders approve the following advisory resolution at the annual meeting:

        "RESOLVED, that the compensation paid to the named executive officers of Vail Resorts, Inc., as disclosed pursuant to the rules of the Securities and Exchange Commission, including the CD&A, compensation tables and related narrative discussion, is hereby APPROVED."

        Although this vote is advisory and is not binding on the Company, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF EXECUTIVE COMPENSATION.

PROPOSAL 3. APPROVAL OF THE VAIL RESORTS, INC. 2015 OMNIBUS INCENTIVE PLAN

        The Board is seeking stockholder approval of the Vail Resorts, Inc. 2015 Omnibus Incentive Plan (the "2015 Plan"). The Board believes the adoption of the 2015 Plan is in the best interests of stockholders and the Company because cash- and equity-based awards help to attract, motivate and retain talented employees, directors and other service providers, align employee and stockholder interests, link employee compensation with performance and maintain a culture based upon employee stock ownership.

        Stockholder approval of the 2015 Plan is necessary in order for the Company to: (i) meet the NYSE stockholder approval requirements; (ii) meet stockholder approval requirements for the grant of stock options that qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and (iii) take tax deductions for certain compensation resulting from awards granted under the 2015 Plan intended to qualify as performance-based compensation under Section 162(m) of the Code. Approval of the 2015 Plan will constitute approval of the material terms of the 2015 Plan pursuant to the stockholder approval requirements of Section 162(m) of the Code.

BACKGROUND

        On September 25, 2015, upon the recommendation and approval of the Compensation Committee, the Board adopted the 2015 Plan, subject to stockholder approval. The 2015 Plan will become effective upon approval by the Company's stockholders (the "Effective Date"). The 2015 Plan is intended to replace the Company's existing equity compensation plan, the Amended and Restated 2002 Long-Term Incentive and Share Award Plan (the "2002 Plan"). If the Company's stockholders approve the 2015 Plan, no additional awards will be granted under the 2002 Plan after the date of such approval. Outstanding awards under the 2002 Plan, however, will continue to be governed by the 2002 Plan and the agreements under which they were granted. If the Company's stockholders do not approve the 2015 Plan, the 2002 Plan will continue in effect until its stated expiration date of November 6, 2016, unless the 2002 Plan is otherwise amended.

        The 2015 Plan provides for the grant of awards of options (nonqualified stock options or incentive stock options), share appreciation rights ("SARs"), restricted shares, restricted share units, performance shares, performance units, performance cash awards, dividend equivalent rights and other share-based awards (each, an "Award" and collectively, the "Awards"). Subject to adjustment as provided in the 2015 Plan, the maximum number of shares of stock reserved for issuance under the 2015 Plan will be equal to the sum of (i) 2,600,000 shares, plus (ii) the number of shares available for issuance under the 2002 Plan as of the Effective Date, and (iii) the number of shares, if any, that are subject to awards issued under the 2002 Plan that are forfeited, canceled, terminated or surrendered on or after the Effective Date. As of October 9, 2015, there were a total of 1,805,301 shares of common stock available for issuance under the 2002 Plan, and awards (net of canceled or expired awards) covering an aggregate of 11,796,456 shares of common stock had been granted under the 2002 Plan. The per share closing price of the Company's common stock on October 9, 2015 was $107.77.

        The following summary of the 2015 Plan is qualified in its entirety by reference to the full text of the 2015 Plan, a copy of which is attached as Appendix A to this proxy statement.

KEY FEATURES OF THE 2015 PLAN

        The Board believes the 2015 Plan contains several features that are consistent with protecting the interests of stockholders and sound corporate governance practices, including the following:

  •
  Fungible share pool—The total number of shares available for issuance under the 2015 Plan will be reduced by 3.0 shares for each share issued pursuant to restricted stock and other "full-value" stock awards.

  •
  No automatic share replenishment or "evergreen" provision—There is no evergreen feature pursuant to which the shares authorized for issuance under the 2015 Plan can be automatically replenished.

  •
  No discounted options or SARs—Stock options and stock appreciation rights (SARs) may not be granted with an exercise or grant price lower than the fair market value of the underlying shares on the date of grant.

  •
  No repricing of options or SARs without stockholder approval—The 2015 Plan prohibits the direct or indirect repricing of stock options or SARs without prior stockholder approval.

  •
  No liberal share counting or "recycling" of shares from exercised stock options or SARs—Shares withheld by or delivered to the Company to satisfy the exercise or grant price of stock options and SARs or tax withholding obligations upon such exercise will not be available for future grants.

  •
  No liberal change-in-control definition—Change in control benefits are triggered only by the occurrence, rather than stockholder approval, of a merger or other change in control event.

  •
  Non-employee director award limit—The 2015 Plan establishes a maximum amount of shares that may be granted to a non-employee director in any fiscal year.

  •
  Minimum vesting requirements—"Full value" awards are required to meet minimum vesting requirements of at least one year with limited exceptions. Historically, it has been the Company's practice to grant awards to employees, including our NEOs, that generally vest over a three-year period or that cliff vest after three years.

  •
  No dividends on unearned performance-based awards—Dividends or dividend equivalents may not be paid on unearned performance-based awards.

  •
  Awards subject to clawback policy—Awards granted under the 2015 Plan are subject to the Company's clawback policy.

  •
  No excise tax gross-ups on change in control—The 2015 Plan does not provide for any excise tax gross-ups.

  •
  No transferability—Awards generally may not be transferred, except by will or the laws of descent and distribution, unless the transfer is approved by the Compensation Committee and is for no consideration.

  •
  Independent administration—Members of the committee administering the 2015 Plan are non-employee, independent and outside directors.

BACKGROUND FOR REQUESTED SHARE AUTHORIZATION

        The number of shares of common stock reserved for issuance under the 2015 Plan was determined after consideration of a number of factors, including (i) the number of shares available under the 2002 Plan, (ii) the Company's historical equity grant practices, including its "burn rate", which is below the industry and Russell 3000 index thresholds established by certain major proxy advisory firms, and

(iii) expected dilution to existing stockholders. In particular, the Board was mindful that a significant portion (approximately 63% of the outstanding shares as of October 12, 2015) of the outstanding shares under the 2002 Plan are held by Mr. Katz, who has historically retained his equity awards until close to expiration. For example, in fiscal 2015, Mr. Katz exercised 15,000 options on September 16, 2014 with an expiration date of September 28, 2014 and exercised 300,000 SARs on June 17, 2015 with an expiration date of February 28, 2016. Mr. Katz's decision not to exercise his outstanding SARs and sell the underlying shares inflates the outstanding SARs under the 2002 Plan, but ensures that Mr. Katz has a very significant ongoing participation in the Company's stock performance. We are seeking to include additional shares of common stock under the 2015 Plan beyond the shares of stock that remain available for future awards under the 2002 Plan in order to provide us with flexibility in structuring our compensation arrangements going forward and to enable us to grant equity compensation at a level that allows us to continue to attract and retain employees in the competitive labor markets in which we compete.

DESCRIPTION OF THE 2015 PLAN

        Purpose

        The 2015 Plan is intended to advance the interests of the Company and its stockholders by providing a means to attract, retain, and motivate employees, consultants and directors of the Company upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

        Eligibility and Term

        Any employee or consultant of the Company, a subsidiary or an affiliate, and any director of the Company, as the Committee (as defined below) determines and designates from time to time, is eligible to receive Awards under the 2015 Plan. As of October 8, 2015, approximately 9,660 employees, and all of the Company's non-employee directors, are eligible to participate in the 2015 Plan. The 2015 Plan will become effective as of the Effective Date and will terminate on the first to occur of (i) the date that is ten years after the Effective Date, or (ii) the date determined in accordance with the Board's authority to amend, alter, suspend, discontinue, or terminate the 2015 Plan.

        Administration

        The 2015 Plan will be administered by the Compensation Committee of the Board or a subcommittee thereof, or such other Board committee as designated by the Board to administer the Plan (the "Committee"). The Committee will consist of not fewer than two directors of the Company, each of whom will be (i) a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) an independent director in accordance with the rules of any stock exchange on which the Company's shares are listed.

        The Committee may (subject to express limitations in the 2015 Plan), among other things:

  •
  select persons eligible for Awards;

  •
  determine the type of Awards, number of shares to which an Award may relate, terms and conditions of any Award, and all other matters to be determined in connection with an Award;

  •
  determine whether, to what extent, and when an Award may be settled, or the exercise price of an Award may be paid, in cash, shares, other Awards or other property;

  •
  determine whether, to what extent, and when cash, shares, other Awards or other property payable with respect to an Award will be deferred;

  •
  prescribe the form of each award agreement;

  •
  adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the 2015 Plan;

  •
  correct any defect or supply any omission or reconcile any inconsistency in the 2015 Plan and to construe and interpret the 2015 Plan and any Award, rules and regulations, award agreement or other instrument under the 2015 Plan;

  •
  accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable; and

  •
  make all other decisions and determinations as may be required under the terms of the 2015 Plan or as the Committee may deem necessary or advisable for the administration of the 2015 Plan.

        The Committee may also determine whether, to what extent, and when an Award may be canceled, forfeited, exchanged or surrendered, and may waive any conditions or rights under, amend, modify or supplement the terms of, or amend, alter, suspend, discontinue or terminate an Award, but may not, except in connection with a corporate transaction involving the Company: (i) amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs; (ii) exchange outstanding options or SARs for options or SARs with an exercise price that is less than the exercise price of the original options or SARs; or (iii) cancel outstanding options or SARs with exercise prices above the current fair market value of a share in exchange for cash or other securities, in each case, unless such action is subject to and approved by the Company's stockholders. To the extent permitted by Rule 16b-3 of the Exchange Act and applicable laws, the Committee may delegate its authority with respect to the 2015 Plan and Awards to other members of the Board or officers or managers of the Company or any subsidiary or affiliate.

        Minimum Vesting Period.    Except with respect to a maximum of 5% of the shares of stock reserved under the 2015 Plan, as may be adjusted pursuant to the terms of the 2015 Plan, and except in connection with a Change in Control (as defined below), no Full Value Award (as defined below) will provide for vesting which is any more rapid than vesting on the one year anniversary of the grant date or, with respect to Awards that vest upon the attainment of performance goals, a performance period that is less than twelve months.

        Shares Available for Issuance

        Subject to adjustment as provided in the 2015 Plan, the maximum number of shares of stock reserved for issuance under the 2015 Plan will be equal to the sum of (i) 2,600,000 shares, plus (ii) the number of shares available for issuance under the Company's 2002 Plan as of the Effective Date, and (iii) the number of shares, if any, that are subject to awards issued under the 2002 Plan that are forfeited, canceled, terminated or surrendered on or after the Effective Date. Any or all of the shares of stock reserved for issuance under the 2015 Plan will be available for issuance pursuant to incentive stock options.

        The Committee will have the right to cause the Company to substitute or assume Awards in connection with mergers, reorganizations, separations or other transactions. In connection with any dividend in shares, recapitalization, share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, the Committee will make equitable changes or adjustments that it deems appropriate in order to prevent dilution or enlargement of the rights of participants under the 2015 Plan, and adjust any or all of (i) the number and kind of shares that may be issued under the 2015 Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable with respect to outstanding Awards, or (iii) the exercise price, grant price or purchase price relating to any Awards.

        Shares of stock covered by an Award will be counted as used as of the grant date to calculate the number of shares of stock available for issuance. The number of shares of stock subject to an Award other than an Award in the form of an option or SAR, and which is settled by issuing shares of stock ("Full Value Awards") will be counted against the share reserve as three shares of stock for every one share of stock subject to an Award. Any shares of stock subject to Awards other than Full Value Awards will be counted against the share reserve as one share of stock for every one share of stock subject to such Award. The number of shares subject to an Award of SARs will be counted against the share reserve as one share for every one share subject to an Award regardless of the number of shares of stock actually issued to settle such SARs upon the exercise of the SARs. The target number of shares of stock issuable under a performance share or performance unit will be counted against the share reserve as of the grant date, but such number will be adjusted to reflect the actual number of shares of stock issued upon settlement of the performance shares or performance units, as applicable, to the extent different from such target number of shares. Awards that do not entitle a participant to receive or purchase shares and Awards that are settled in cash will not be counted against the share reserve.

        If any Awards are forfeited, canceled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of shares to the participant, then the number of shares counted against the share reserve with respect to such Award will, to the extent of such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the 2015 Plan.

        The number of shares of stock available for issuance under the 2015 Plan will not be increased by the number of shares (i) tendered, withheld or subject to an Award granted under the 2015 Plan surrendered in connection with the purchase of shares upon exercise of an option, (ii) that were not issued upon the net settlement or net exercise of a share-settled SAR granted under the 2015 Plan, (iii) deducted or delivered from payment of an Award granted under the 2015 Plan in connection with the Company's tax withholding obligations, or (iv) purchased by the Company with proceeds from option exercises.

        The maximum number of shares of stock subject to options or SARs that can be granted under the 2015 Plan in any one calendar year to any person, other than non-employee directors, is 1,000,000. The maximum number of shares of stock subject to performance shares, performance units, restricted shares or restricted share units that can be granted under the 2015 Plan in any one calendar year to any person, other than non-employee directors, is 200,000. The maximum amount that may be paid as a cash-denominated performance share or performance unit (whether or not cash-settled), or as a performance cash award, for a performance period to any participant is $12,000,000. The maximum fair market value of shares of stock that may be granted under the 2015 Plan in any one calendar year to any non-employee director is $600,000.

        Types of Awards

        Under the 2015 Plan, the Committee may award options (nonqualified stock options or incentive stock options), SARs, restricted shares, restricted share units, performance shares, performance units, performance cash awards, dividend equivalent rights, and other share-based awards.

        Options.    An option is a right to purchase shares of the Company's common stock. The exercise price of each option will be determined by the Committee, provided that the exercise price per share will be at least the fair market value of one share of stock on the grant date. If a participant is a 10% stockholder, the exercise price of an option granted to such participant that is intended to be an incentive stock option will be not less than 110% of the fair market value of one share of stock on the grant date. Subject to certain limitations set forth in the 2015 Plan, each option granted under the 2015 Plan will become vested and/or exercisable at such times and under such conditions as determined by the Committee. The Committee will determine the time or times at which the option may be exercisable, the methods by which the exercise price may be paid or deemed paid (including broker-assisted exercise arrangements), the form of such payments (including cash, shares of stock, or other property), and the methods by which the shares of stock will be delivered or deemed delivered. The term of each option will be determined by the Committee, but will not be longer than ten years from the date of grant, provided that, in the event that a participant is a 10% stockholder, an option granted to such participant that is intended to be an incentive stock option will not be exercisable after five years from the date of grant. Options granted to participants who are foreign nationals or employed outside of the United States may have a term longer than ten years.

        Share Appreciation Rights (SARs).    The holder of a SAR will be entitled to receive, upon exercise thereof, an amount measured by the difference between (i) the fair market value of one share of stock on the date the SAR is exercised (or, if the Committee determines, the fair market value of one share of stock at any time during a specified period before or after the date of exercise), over (ii) the SAR exercise price as determined by the Committee as of the date of grant (which will not be less than the fair market value per share on the date of grant). The Committee will determine, on the date of grant or thereafter, the time or times at which a SAR may be exercised in whole or in part (which will not be more than ten years after the date of grant of the SAR), method of exercise, method of settlement, form of consideration payable in settlement (which may be cash, shares or other property), method by which shares of stock will be delivered or deemed delivered, whether or not a SAR will be in tandem with any other Award, and any other terms and conditions of any SAR. Unless the Committee determines otherwise, a SAR granted in tandem with any nonqualified stock option may be granted at the time of grant of the related nonqualified stock option or at any time thereafter, and a SAR granted in tandem with any incentive stock option may only be granted at the time of grant of the related incentive stock option.

        Restricted Shares.    Restricted shares are shares of the Company's common stock subject to certain restrictions and to a risk of forfeiture. Awards of restricted shares will be subject to such restrictions as imposed by the Committee (including, the achievement of performance criteria). Unless provided otherwise in an award agreement, holders of restricted shares will have all the rights of stockholders, including the right to vote restricted shares and the right to receive any dividends thereon. Such dividends may be paid on either the dividend payment date or deferred to such date determined by the Committee, and will be paid in cash or in unrestricted shares having a fair market value equal to the amount of the dividends. Shares distributed in connection with a share split or share dividend, and other property distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the restricted shares with respect to which such shares or other property have been distributed. Restricted shares may be evidenced in a manner as the Committee determines. If the certificates representing the restricted shares are registered in the name of the participant, the certificates will bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such restricted shares, and the Company will retain physical possession of the certificate.

        Upon the termination of a participant's service during the restricted period, any restricted shares held by such participant to which all applicable restrictions and conditions have not lapsed will be deemed forfeited, unless the Committee provides otherwise by rule or regulation or in an award agreement, or determines otherwise in any individual case. Upon the forfeiture of restricted shares, any accrued but unpaid dividends or dividend equivalent rights that are at the time subject to restrictions will also be forfeited.

        Restricted Share Units.    A restricted share unit is a right to receive shares of the Company's common stock or cash at the end of a specified deferral period. Awards of restricted share units will be subject to such restrictions as imposed by the Committee (including, the achievement of performance criteria). Upon expiration of the deferral period specified by the Committee (or, if permitted by the Committee, the deferral period elected by the holder), holders of restricted share units will have the right to receive shares of stock or cash in settlement of such units. Upon the termination of a participant's service during the deferral period, any restricted share units held by such participant to which all applicable restrictions and conditions have not lapsed will be deemed forfeited, unless the Committee provides otherwise by rule or regulation or in an award agreement, or determines otherwise in any individual case.

        Performance Shares, Performance Units, and Performance Cash Awards.    The right of a participant to exercise or to receive a grant or settlement of any performance share, performance unit or performance cash award, and the timing thereof, will be subject to such performance objectives as specified by the Committee. Except as described below for awards that are intended to satisfy the Section 162(m) exception for qualified performance-based compensation, the Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. The performance period for performance shares, performance units and performance cash awards will be a period of one or more years, as determined by the Committee.

        At the beginning of a performance period, the Committee will determine for each participant or group of participant with respect to that performance period (x) the range of number of shares, if any, in the case of performance shares, (y) the range of dollar values, if any, in the case of performance units, or (z) the range of cash awards in the case of performance cash awards which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which will be paid to a participant as an Award if the relevant measure of Company performance for the performance period is met. The Committee may revise a performance objective during the course of a performance period if a significant event occurs that the Committee expects to have a substantial effect on such performance objective during the period (subject to the requirements of Section 162(m) of the Code). The Committee will not have any discretion to increase the amount of compensation payable under an Award that is intended to satisfy the Section 162(m) exception for qualified performance-based compensation to the extent that such an increase would cause the Award to fail to satisfy the requirements of such exception, but the Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with performance shares, performance units and performance cash awards.

        Upon the termination of a participant's service during a performance period, performance shares, performance units and performance cash awards for which the performance period was prescribed will be forfeited, unless the Committee provides otherwise by rule or regulation or in an award agreement, or determines otherwise in any individual case. Each performance share or performance unit may be paid in whole shares of stock, cash or a combination of shares and cash, and may be paid either as a lump sum payment or in installments, as determined by the Committee. Each performance cash award will be paid in cash, commencing as soon as practicable after the end of the relevant performance period.

        Dividend Equivalents.    A dividend equivalent is a right to receive cash, shares of stock or other property equal in value to dividends paid with respect to a specified number of shares. Dividend equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid out currently or on a deferred basis. The Committee may provide that dividend equivalents may be paid or distributed when accrued or may be deemed to be reinvested in additional shares of stock or other investment vehicles specified by the Committee. Dividend equivalents (other than freestanding dividend equivalents) are subject to all conditions and restrictions of the underlying Awards to which they relate. Dividend equivalents may not be awarded in connection with, or related to, an Award of options or SARs.

        Other Share-Based Awards.    The Committee may, subject to applicable laws and the terms of the 2015 Plan, grant other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to shares of stock, as deemed by the Committee to be consistent with the purposes of the 2015 Plan, including unrestricted shares, other rights convertible or exchangeable into shares of stock, purchase rights for shares of stock, awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and awards valued by reference to the performance of specified subsidiaries or affiliates. The Committee will determine the terms and conditions of such Awards at the time of grant or thereafter.

        Recoupment.    Any Award granted pursuant to the 2015 Plan will be subject to mandatory repayment by the participant to the Company (i) to the extent set forth in the 2015 Plan or an award agreement or (ii) to the extent the participant is, or in the future becomes, subject to (a) any Company or affiliate

"clawback" or recoupment policy that is adopted to comply with the requirements of any applicable laws, rules or regulations, or otherwise, or (b) any applicable laws which impose mandatory recoupment, under circumstances set forth in such applicable laws.

        Change in Control.    Except as otherwise provided in the applicable award agreement, in another agreement with the participant, or as otherwise set forth in writing, upon the occurrence of a Change in Control (as defined below) the following provisions will apply to outstanding awards:

  i.
  Immediately prior to the occurrence of such Change in Control, in each case with the exception of performance shares, performance units, performance cash awards and other Awards that vest based on achievement of performance criteria, all outstanding restricted shares, restricted share units, other share-based awards and dividend equivalent rights will be deemed to have vested, and all shares of stock and/or cash subject to such Awards will be delivered; and one or both of the following two actions will be taken:

  a.
  At least 15 days prior to the scheduled consummation of such Change in Control, all outstanding options and SARs will become immediately exercisable and will remain exercisable for a period of 15 days. Any exercise of an option or SAR during this period will be conditioned upon the consummation of the Change in Control and will be effective only immediately before such consummation. All outstanding but unexercised options and SARs will terminate upon the consummation of the Change in Control, and/or

  b.
  The Committee may elect to cancel any outstanding options, SARs, restricted shares, restricted share units, other share-based awards, and/or dividend equivalent rights in connection with the Change in Control and pay or deliver to the holder of such Award an amount in cash or capital stock having a value, in the case of restricted shares, restricted share units, other share-based awards and dividend equivalent rights, equal to the formula or fixed price per share paid to the stockholders pursuant to such Change in Control and, in the case of options or SARs, equal to the product of the number of shares of stock subject to such options or SARs multiplied by the amount, if any, by which the formula or fixed price per share paid to stockholders pursuant to such Change in Control exceeds the exercise price applicable to such shares of stock (in the event the option or SAR exercise price of an Award exceeds the price per share paid to stockholders in the Change in Control, such options and SARs may be terminated for no consideration).

  ii.
  For performance shares, performance units, performance cash awards and any other Awards that vest based on the achievement of performance criteria, (a) if less than half of the performance period has lapsed, such Awards will be treated as though target performance has been achieved, and (b) if at least half of the performance period has lapsed, actual performance will be determined as of a date reasonably proximal to the date of the Change in Control, provided that if, based on the discretion of the Committee, actual performance is not determinable, such Awards will be treated as though target performance has been achieved. Any Awards that are earned as provided in the preceding sentence will be settled under the applicable provision set forth in item (i) above.

        A Change in Control under the 2015 Plan means the occurrence of any of the following:

  i.
  any person or group (within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting it its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the beneficial owner (within the meaning of Rule 13d-3and 13d-5 promulgated under the Exchange Act), directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the Board or equivalent governing body of the Company on a fully-diluted basis; or

  ii.
  during any period of 24 consecutive months, a majority of the members of the Board or other equivalent governing body of the Company cease to be composed of individuals (a) who were members of that Board on the first day of such period, (b) whose election or nomination to that Board was approved by individuals referred to in clause (a) above constituting at the time of such election or nomination at least a majority of that Board or equivalent governing body, or (c) whose election or nomination to that Board or other equivalent governing body was approved by individuals referred to in clauses (a) and (b) above constituting at the time of such election or nomination at least a majority of that Board or equivalent governing body (excluding, in the case of both clause (b) and clause (c), any individual whose initial nomination for, or assumption of office as, a member of that Board occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the Board); or

  iii.
  any person or persons acting in concert acquire, by contract or otherwise, control over the equity securities of the Company entitled to vote for members of the Board or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) representing 51% or more of the combined voting power of such securities; or

  iv.
  the consummation of a merger, reorganization, consolidation or similar transaction involving the Company; provided, however, a Change in Control shall not be deemed to have occurred (i) if such merger, reorganization, consolidation or similar transaction would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) either directly or indirectly more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, reorganization, consolidation or similar transaction, or (ii) if following the merger, reorganization, consolidation or similar transaction, the members of the Board prior to such merger, reorganization, consolidation or similar transaction constitute at least a majority of the Board of the Company or the entity that directly or indirectly controls the Company after such merger, reorganization, consolidation or similar transaction; or

  v.
  the Company sells or transfers (other than by mortgage or pledge) all or substantially all of its properties and assets to, another person or group (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act).

        Section 162(m) of the Code.    Section 162(m) of the Code ("Section 162(m)") generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly-traded corporation to certain of its officers (the "covered employees"). For purposes of Section 162(m), a covered employee means any person who, as of the last day of the Company's taxable year, is the chief executive officer or one of the Company's three highest compensated executive officers (other than the chief executive officer and chief financial officer), as determined under SEC rules. Under Section 162(m), however, there is no limitation on the deductibility of compensation that constitutes "qualified performance-based compensation." Qualified performance-based compensation by the Company must be paid solely on account of the attainment of one or more objective performance goals established in writing by the Committee while the attainment of such goals is substantially uncertain.

        For awards that are intended to satisfy the Section 162(m) exception for qualified performance-based compensation, the awards will be subject to one or more, or any combination, of the following business criteria and a targeted level or level of performance with respect to each criteria, as specified by the Committee:

  •
  Reported EBITDA (as defined below) results for the mountain segment;

  •
  Reported EBITDA results for the lodging segment;

  •
  Reported EBITDA results on a resort basis (a combination of the reported mountain segment EBITDA and reported lodging segment EBITDA);

  •
  Reported EBITDA results for the real estate segment;

  •
  Reported EBITDA results excluding stock-based compensation expense for any of the mountain, lodging or real estate segments, and/or on a resort basis;

  •
  real estate segment goals, including pre-sales targets, sales, closing timing and profitability targets, and construction related approvals and timing milestones;

  •
  revenue;

  •
  net income;

  •
  net income excluding stock-based compensation;

  •
  pretax earnings;

  •
  earnings before interest expense, taxes, depreciation and amortization;

  •
  operating margin;

  •
  earnings per share;

  •
  return on equity;

  •
  return on capital;

  •
  return on investment;

  •
  operating earnings;

  •
  working capital;

  •
  ratio of debt to stockholders' equity;

  •
  Net Debt (as defined below);

  •
  ratio of Net Debt to Reported EBITDA; and/or

  •
  total stockholder return.

        "Reported EBITDA" is calculated as segment net revenue less segment operating expense plus or minus segment equity investment income or loss, and for the real estate segment, plus gain on sale of real property. "Net Debt" is defined as long-term debt plus long-term debt due within one-year less cash and cash equivalents.

        The foregoing performance criteria may be determined by reference to the performance of the Company, a subsidiary or affiliate, or of a division or unit of any of the foregoing. Performance under any of the performance goals described above (a) may be used to measure the performance of (i) the Company, its subsidiaries, and other affiliates as a whole, (ii) the Company, any subsidiary, any other affiliate or any combination thereof, or (iii) any one or more business units or operating segments of the Company, any subsidiary, and/or any other affiliate, in each case as the Committee, in its sole discretion, deems appropriate, (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate, (c) may be stated as a combination of one or more performance objectives, and (d) may be measured on an absolute or relative basis and on a GAAP or non-GAAP basis. In addition, the Committee, in its sole discretion, may select performance under the total stockholder return performance criteria specified above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee will also have the authority to provide for accelerated vesting of any Award intended to qualify as performance-based compensation based on the achievement of performance objectives pursuant to the performance criteria specified above.

        The Committee may provide in any performance share, performance unit or performance cash award that any evaluation of performance may include or exclude any of the following events that occur during a performance period: (a) asset write-downs; (b) litigation or claims, judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, noncore, non-operating or non-recurring items; (f) acquisitions or divestitures; (g) foreign exchange gains and losses; (h) impact of shares of stock purchased through share repurchase programs; (i) tax valuation allowance reversals; (j) impairment expense; and (k) environmental expense.

        To qualify as performance-based compensation under Section 162(m):

  i.
  the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

  ii.
  the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception (the Committee is expected to meet this requirement);

  iii.
  the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders before payment is made (the approval of the 2015 Plan will constitute approval of the material terms of the compensation granted thereunder); and

  iv.
  the Committee must certify in writing before payment of the compensation, that the performance goals and any other material terms were in fact satisfied.

        Transferability

        Unless otherwise set forth by the Committee in an award agreement, Awards (except for vested shares) are nontransferable by a participant, except by will or by the laws of descent and distribution, (except pursuant to a beneficiary designation) and will be exercisable during the lifetime of a participant only by such person or such person's guardian or legal representative. A participant's rights under the 2015 Plan may not be pledged, mortgaged, hypothecated or otherwise encumbered, and will not be subject to claims of the person's creditors.

        Amendments

        The Board may amend, alter, suspend, discontinue or terminate the 2015 Plan, provided that any amendment, alteration, suspension, discontinuation or termination of the 2015 Plan will not materially and adversely affect the rights of a participant without the consent of the affected participant. The Committee may waive any conditions or rights under, amend, modify or supplement the terms of, or amend, alter, suspend, discontinue or terminate, any Award, prospectively or retrospectively, provided that, without the consent of a participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and adversely affect the rights of such participant under the Award.

FEDERAL INCOME TAX CONSEQUENCES

        The federal income tax consequences of Awards under the 2015 Plan for participants and the Company will depend on the type of Award granted. The following description of tax consequences is intended only for the general information of stockholders. This discussion is general in nature; we have not taken into account a number of considerations which may apply in light of the circumstances of a particular participant. A participant in the 2015 Plan should not rely on this description and instead should consult his or her own tax advisor.

        Options.    Under current law the grant of an option generally will have no federal income tax consequences for the participant or the Company. Upon the exercise of an option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the exercise date over the exercise price. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described above.

        Incentive Stock Options.    Under current law, the grant of an incentive stock option will not be a taxable event for the participant or for the Company. In addition, a participant generally will not recognize taxable income upon exercise of an incentive stock option. A participant's alternative minimum taxable income, however, will be increased by the amount by which the aggregate fair market value of the shares of the stock underlying the option, which is generally determined as of the date of exercise, exceeds the aggregate exercise price of the option. Any gain realized upon a disposition of the shares of stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the participant holds the shares for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). The Company will not be entitled to any income tax deduction with respect to the exercise of an incentive stock option, except as discussed below.

        For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the participant generally must be an employee of the Company or a subsidiary from the date the option is granted through a date within three months before the date of exercise of the option. If all of the foregoing requirements are met except the holding period requirement mentioned above, the participant will recognize ordinary income upon the disposition of the shares of stock in an amount generally equal to the excess of the fair market value of the shares of stock at the time the incentive stock option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain.

        The Company will generally be allowed an income tax deduction to the extent the participant recognizes ordinary income, subject to the Company's compliance with Section 162(m) and to certain reporting requirements.

        Share Appreciation Rights (SARs).    Under current law, the grant of a SAR generally will have no federal income tax consequences for the participant. Upon the exercise of a SAR, the participant will recognize ordinary income equal to the amount measured by the difference between (i) the fair market value of one share of stock on the date the SAR is exercised over (ii) the SAR exercise price as determined by the Committee as of the date of grant. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described above.

        Restricted Shares.    Under current law, the grant of restricted shares generally will have no federal income tax consequences to the participant or the Company. The participant will generally recognize ordinary income on the date the award vests, in an amount equal to the value of the shares of stock on the vesting date. Under Section 83 of the Code, a participant may elect to recognize income on the date of grant rather than the date of vesting in an amount equal to the fair market value of the shares of stock on the date of grant (less the purchase price for such shares of stock, if any). Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described above.

        Restricted Share Units, Performance Shares, Performance Units, and Performance Cash Awards.    Under current law, the grant of a restricted share unit award, performance share, performance unit or performance cash award generally will have no federal income tax consequences to the participant or the Company. The participant generally will recognize ordinary income when payment is actually or constructively received by the participant in satisfaction of the restricted share unit award, performance share, performance unit or performance cash award, in an amount equal to the amount of cash paid, if any, and the fair market value of any shares of stock delivered to the participant. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described above.

        Unrestricted Shares.    Under current law, upon the grant of an award of unrestricted shares, a participant will be required to recognize ordinary income in an amount equal to the fair market value of the shares of stock on the date of grant, reduced by the amount, if any, paid for such shares. Upon a participant's disposition of such shares of stock, any gain realized in excess of the amount reported as ordinary income will be reportable by the participant as a capital gain, and any loss will be reportable as a capital loss. Capital gain or loss will be long-term if the participant held the shares of stock for more than one year (otherwise, the capital gain or loss will be short-term). Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described above.

        Dividend Equivalents.    Under current law, the grant of dividend equivalents generally will have no federal income tax consequences for the participant. Generally, the participant will recognize ordinary income on the amount distributed to the participant pursuant to the award of dividend equivalent rights. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant and at the time the participant recognizes such income for tax purposes, if the Company complies with applicable reporting requirements and subject to the limit on the deductibility under Section 162(m), as described above.

        Certain payments made to employees and other service providers in connection with a change in control may constitute "parachute payments" subject to tax penalties imposed on both the Company and the recipient under Sections 280G and 4999 of the Code. In general, when the value of parachute payments equals or exceeds three times the employee's "base amount," the employee is subject to a 20% nondeductible excise tax on the excess over the base amount and the Company is denied a tax deduction for the excess payments. The base amount is generally defined as the employee's average compensation for the five calendar years prior to the date of the change in control. The value of accelerated vesting of options, SARs, restricted shares, restricted share units, performance shares, performance units, performance cash awards, dividend equivalent rights or other Awards in connection with a change in control can constitute a parachute payment. The 2015 Plan contains a "better of" provision, meaning, if any of the payments or benefits provided to the participant under the 2015 Plan, other agreements, and all benefit arrangements would constitute parachute payments within the meaning of Section 280G of the Code and be subject to the excise tax imposed under Section 4999 of the Code, the payments or benefits will be reduced or eliminated to the extent required to avoid the excise tax if such a reduction would give the participant a better after-tax result than receiving the full payments and benefits.

NEW PLAN BENEFITS

        As of the date of this proxy statement, no Awards have been made under the 2015 Plan. Because benefits under the 2015 Plan are discretionary and will depend on the actions of the Committee, the performance of the Company and the value of our common stock, it is not possible to determine the benefits that will be received if stockholders approve the 2015 Plan.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE
VAIL RESORTS, INC. 2015 OMNIBUS INCENTIVE PLAN.

PROPOSAL 4. RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected, and the Board has ratified the selection of, PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for fiscal 2016, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the annual meeting. PricewaterhouseCoopers LLP has been the Company's independent registered public accounting firm since 2002. PricewaterhouseCoopers LLP expects to have a representative at the annual meeting who will have the opportunity to make a statement and who will be available to answer appropriate questions.

        Neither the Company's Bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm. However, the Audit Committee is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. It is understood that even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

FEES BILLED TO VAIL RESORTS BY PRICEWATERHOUSECOOPERS LLP DURING FISCAL 2015 AND FISCAL 2014

        Audit Fees.    Audit fees (including expenses) billed (or billable) to the Company by PricewaterhouseCoopers LLP for the audit of our annual financial statements included in our Form 10-K and the review of the financial statements included in our Forms 10-Q with respect to fiscal 2015 and fiscal 2014 were $2,157,000 and $1,831,788, respectively. For both fiscal years, such fees included fees for PricewaterhouseCoopers LLP's examination of the effectiveness of the Company's internal control over financial reporting.

        Audit-Related Fees.    There were no audit related fees billed by PricewaterhouseCoopers LLP with respect to fiscal 2015 and fiscal 2014.

        Tax Fees.    Tax fees billed or billable by PricewaterhouseCoopers LLP with respect to fiscal 2015 were $40,986. Such fees related to tax services provided to the Company in connection with an international transaction by the Company. There were no tax fees billed by PricewaterhouseCoopers LLP with respect to fiscal 2014.

        All Other Fees.    All other fees (including expenses) billed by PricewaterhouseCoopers LLP with respect to fiscal 2015 and fiscal 2014 were $3,600 and $3,704, respectively. Such fees were for access to a research database.

        The Audit Committee determined that the provision of services other than audit services by PricewaterhouseCoopers LLP was compatible with maintaining PricewaterhouseCoopers LLP's independence.

        The Audit Committee has the sole authority to approve all audit engagement fees and terms and pre-approve all audit and permissible non-audit services provided by the Company's independent registered public accounting firm. The Audit Committee has delegated authority to the Chairman of the Audit Committee to pre-approve services between Audit Committee meetings, which must be reported to the full Audit Committee at its next meeting. Fees for permissible non-audit services that are not pre-approved must be less than 5% of total fees paid. For fiscal 2015 and fiscal 2014, all of the fees included under the headings "Tax Fees" and "All Other Fees" above were pre-approved by the Audit Committee.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE
SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2016.

THE ANNUAL MEETING AND VOTING – QUESTIONS AND ANSWERS

What is the difference between a stockholder of record and a "street name" holder?

        If your shares are registered directly in your name with the Company's transfer agent, Wells Fargo Shareowner Services, then you are a stockholder of record.

        If your shares are not held in your name, but rather are held through an intermediary, such as in an account at a brokerage firm or by a bank, trustee or other nominee, then you are the beneficial owner of shares held in "street name." However, as a beneficial owner, you have the right to direct your broker or other nominee regarding how to vote the shares held in your account.

Who is entitled to vote at or attend the annual meeting?

        Holders of record of our common stock as of the close of business on October 12, 2015, which we refer to as the record date, are entitled to vote. On the record date, we had 36,397,973 shares of common stock outstanding. Each share is entitled to one vote on each item being voted on at the annual meeting. You are entitled to attend the annual meeting only if you were a stockholder or joint holder as of the record date or you hold a valid proxy for the annual meeting.

        If you are a stockholder of record:

        As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy in advance of the annual meeting over the telephone or on the Internet as instructed in the Notice of Internet Availability of Proxy Materials to ensure your vote is counted.

        If you are a street name holder:

        As a street name holder, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other nominee and bring such proxy to the annual meeting. If you want to attend the annual meeting, but not vote at the annual meeting, you must provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to October 12, 2015, a copy of the voting instruction card provided by your broker or other nominee, or other similar evidence of ownership. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy in advance of the annual meeting over the telephone or on the Internet as instructed in the Notice of Internet Availability of Proxy Materials to ensure your vote is counted.

How do I vote my shares?

        If you are a stockholder of record:

        By Telephone or the Internet

        Stockholders of record can vote their shares via telephone or the Internet as instructed in the Notice of Internet Availability of Proxy Materials. The telephone and Internet procedures are designed to authenticate a stockholder's identity, to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

        The telephone and Internet voting facilities will close at 11:59 p.m., Eastern Standard Time, on December 3, 2015.

        By Mail

        Stockholders who elect to vote by mail should request a paper proxy card by telephone or Internet and should complete, sign and date their proxy cards and mail them in the pre-addressed envelopes that accompany the delivery of paper proxy cards. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted.

        At the Meeting

        Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting.

        If you are a street name holder:

        By Telephone or the Internet

        If your broker or other nominee provides for a means to submit your voting instructions by telephone or the Internet, you will be provided with directions on doing so by your broker or other nominee.

        By Mail

        Street name holders may vote by mail by requesting a paper voting instruction card according to the instructions contained in the materials received from your broker or other nominee.

        At the Annual Meeting

        Shares held in street name may be voted by you in person at the annual meeting only if you obtain a valid proxy from the broker or other nominee that holds your shares giving you the right to vote the shares and bring such proxy to the annual meeting.

Can I change my vote?

        If you are a stockholder of record, you may change your vote at any time prior to the vote at the annual meeting by:

  •
  providing timely delivery of a later-dated proxy (including by telephone or Internet vote);

  •
  providing timely written notice of revocation to our Secretary at 390 Interlocken Crescent, Broomfield, Colorado 80021; or

  •
  attending the annual meeting and voting in person.

        To be timely, later dated proxy cards and written notices if revocation is submitted by mail, must be received by the time of the annual meeting. In order to change your vote by telephone or Internet, you must do so before the telephone and Internet voting facilities close at 11:59 p.m., Eastern Standard Time, on December 3, 2015.

        If you are a street name holder, you may change your vote by timely submitting new voting instructions to your broker or other nominee following the instructions they provided, or, if you have obtained a valid proxy from your broker or other nominee giving you the right to vote your shares, by attending the meeting and voting in person.

How many shares must be present or represented to conduct business at the annual meeting?

        The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of the issued and outstanding common stock that is entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes described below are counted for the purpose of determining the presence of a quorum. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the annual meeting to another date.

How are abstentions treated?

        Abstentions are counted for purposes of determining whether a quorum is present. For purposes of determining whether the stockholders have approved a matter, abstentions are not treated as votes cast affirmatively or negatively, and therefore do not have any effect on the outcome of a matter to be voted on at the annual meeting that requires an affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy at the annual meeting. A "majority of votes cast" means the number of "FOR" votes exceeds the number of "AGAINST" votes.

What are the voting requirements?

        Proposal 1—Election of Directors

        In the election of directors named in this proxy statement, you may vote "FOR" one or more of the nominees or your vote may be "AGAINST" one or more of the nominees. Alternatively, you may vote "ABSTAIN" with respect to one or more nominees. You may not cumulate your votes for the election of directors. To be elected, each director nominee requires a majority of the votes cast for his or her election, which means that each director nominee must receive more votes cast "FOR" than "AGAINST" that director nominee. Abstentions are not treated as voting on this proposal. If stockholders do not elect a nominee who is already serving as a director, Delaware law provides that the director would continue to serve on the Board as a "holdover director," rather than causing a vacancy, until a successor is duly elected or until the director resigns. Under our Corporate Governance Guidelines and as permitted by our Bylaws, each director has submitted an advance, contingent resignation that the Board may accept if stockholders do not elect the director. In that situation, our Nominating & Governance Committee would make a recommendation to the Board about whether to accept or reject the resignation, or whether to take other action. The Board will promptly publicly disclose its decision regarding the director's resignation.

        Proposal 2—Advisory Vote to Approve Executive Compensation

        In the advisory vote to approve executive compensation, you may vote "FOR," "AGAINST" or "ABSTAIN." This proposal requires the affirmative vote of a majority of those shares present in person or represented by proxy, entitled to vote, and actually voting on the proposal at the annual meeting. Abstentions are not treated as voting on this proposal. The vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. However, the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation as it deems appropriate.

        Proposal 3—Approval of the Vail Resorts, Inc. 2015 Omnibus Incentive Plan

        In the proposal to approve the Vail Resorts, Inc. 2015 Omnibus Incentive Plan, you may vote "FOR," "AGAINST" or "ABSTAIN." This proposal requires the affirmative vote of a majority of those shares present in person or represented by proxy, entitled to vote, and actually voting on the proposal at the annual meeting. Abstentions are not treated as voting on this proposal.

        Proposal 4—Ratification of Selection of PricewaterhouseCoopers LLP

        In the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2016, you may vote "FOR," "AGAINST" or "ABSTAIN." This proposal requires the affirmative vote of a majority of those shares present in person or represented by proxy, entitled to vote, and actually voting on the proposal at the annual meeting. Abstentions are not treated as voting on this proposal.

What are "broker non-votes"?

        If you hold shares in street name through a broker and do not provide your broker with voting instructions, your shares may constitute "broker non- votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given by the beneficial owner. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are considered present for purpose of determining a quorum but are not considered entitled to vote or votes cast on that proposal. Thus, a broker non-vote will make a quorum more readily attainable, but, broker non-votes will not affect the outcome of any matter being voted on at the annual meeting, assuming that a quorum is obtained.

        If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on "routine" matters. The proposal to ratify the selection of our independent registered public accounting firm for the current fiscal year (Proposal 4) is considered a routine matter. Under the rules of the New York Stock Exchange, or the NYSE, the election of directors (Proposal 1), the advisory vote to approve executive compensation (Proposal 2) and the approval of the Vail Resorts, Inc. 2015 Omnibus Incentive Plan (Proposal 3) are not considered routine matters and, consequently, without your voting instructions, your broker cannot vote your uninstructed shares on these proposals.

Who will serve as inspector of elections?

        The inspector of elections will be a representative from Broadridge Financial Solutions, Inc.

Who will bear the cost of soliciting votes for the annual meeting?

        We will bear the cost of soliciting proxies. In addition to the original solicitation of proxies, proxies may be solicited personally, by telephone or other means of communication, by our directors and employees. Directors and employees will not be paid any additional compensation for soliciting proxies.

        We may reimburse brokers holding common stock in their names or in the names of their nominees for their expenses in sending proxy material to the beneficial owners of such common stock.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?

        If you receive more than one Notice of Internet Availability of Proxy Materials, it means that you have multiple accounts at the transfer agent or with brokers or other nominees. Please vote all of your shares as described herein, or follow the instructions received from each broker or other nominee, to ensure that all of your shares are voted.

What if I submit a proxy but do not make specific choices?

        If a proxy is voted by telephone or Internet, or is signed and returned by mail without choices specified, in the absence of contrary instructions, the shares of common stock represented by such proxy will be voted as recommended by the Board, and will be voted in the proxy holders' discretion as to other matters that may properly come before the annual meeting.

How can I find out the results of the voting at the annual meeting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be reported in a Form 8-K, which will be filed with the SEC following the annual meeting.

Annual Meeting Materials

        The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting, this proxy statement and the annual report of the Company for the fiscal year ended July 31, 2015 have been made available to all stockholders entitled to Notice of Internet Availability of Proxy Materials and entitled to vote at the annual meeting. The annual report is not incorporated into this proxy statement and is not considered proxy-soliciting material.

STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

        The deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company's proxy statement and proxy for the 2016 annual meeting of stockholders is June 24, 2016.

        If you wish to nominate a director or submit a proposal for consideration at the Company's 2016 annual meeting of stockholders that is not to be included in next year's proxy materials, your proposal or nomination must be submitted in writing to the Secretary of the Company not later than September 5, 2016 nor earlier than August 6, 2016. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. Such notices must be in accordance with the procedures described in our Bylaws. You can obtain a copy of our Bylaws by writing the Secretary at the address shown on the cover of this proxy statement.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Company stockholders may be "householding" our proxy materials to the extent such stockholders have given their prior express or implied consent in accordance with SEC rules. A single Notice of Internet Availability of Proxy Materials, proxy statement and annual report (if you requested one) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, proxy statement and annual report, please notify your broker to discontinue householding and direct your written request to receive a separate Notice of Internet Availability of Proxy Materials, proxy statement and annual report to the Company at: Vail Resorts, Inc., Attention: Investor Relations, 390 Interlocken Crescent, Broomfield, Colorado, 80021, or by calling (303) 404-1800. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials, proxy statement and annual report at their address and would like to request householding of their communications should contact their broker.

OTHER MATTERS

        At the date of this proxy statement, the Board has no knowledge of any business other than that described herein which will be presented for consideration at the annual meeting. In the event any other business is presented at the annual meeting, the persons named in the enclosed proxy will vote such proxy thereon in accordance with their judgment in the best interests of the Company.

David T. Shapiro Executive Vice President, General Counsel and Secretary

October 22, 2015

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2015 is available without charge upon written request to: Secretary, Vail Resorts, Inc., 390 Interlocken Crescent, Broomfield, Colorado 80021.

APPENDIX A

VAIL RESORTS, INC. 2015 OMNIBUS INCENTIVE PLAN

1.
Purposes.

        The purposes of the 2015 Omnibus Incentive Plan are to advance the interests of Vail Resorts, Inc. and its shareholders by providing a means to attract, retain, and motivate employees, consultants and directors of the Company upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

2.
Definitions.

        For purposes of the Plan, the following terms shall be defined as set forth below:

  (a)
  "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan; provided, however, that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

  (b)
  "Award" means any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Performance Cash Award, Dividend Equivalent, or Other Share-Based Award granted to an Eligible Person under the Plan.

  (c)
  "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

  (d)
  "Beneficiary" means the Person, Persons, trust or trusts which have been designated by an Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the Person, Persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

  (e)
  "Benefit Arrangement" means any formal or informal plan or other arrangement for the direct or indirect provision of compensation to a Participant (including groups or classes of Participants or beneficiaries of which the Participant is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Participant.

  (f)
  "Board" means the Board of Directors of the Company.

  (g)
  "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all Shares.

  (h)
  "Change in Control" means an event or series of events by which:

  (i)
  any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent, or other fiduciary or administrator of any such plan) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the Board or equivalent governing body of the Company on a fully-diluted basis; or

  (ii)
  during any period of twenty four (24) consecutive months, a majority of the members of the Board or other equivalent governing body of the Company cease to be composed of individuals (1) who were members of that Board or equivalent governing body on the first day of such period, (2) whose election or nomination to that Board or equivalent governing body was approved by individuals referred to in clause (1) above constituting at the time of such election or nomination at least a majority of that Board or equivalent governing body, or (3) whose election or nomination to that Board or other equivalent governing body was approved by individuals referred to in clauses (1) and (2) above constituting at the time of such election or nomination at least a majority of that Board or equivalent governing body (excluding, in the case of both clause (2) and clause (3), any individual whose initial nomination for, or assumption of office as, a member of that Board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the Board); or

    (iii)
    any person or two or more persons acting in concert shall have acquired, by contract or otherwise, control over the equity securities of the Company entitled to vote for members of the Board or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right) representing 51% or more of the combined voting power of such securities; or

    (iv)
    the consummation of a merger, reorganization, consolidation or similar transaction involving the Company; provided, however, a Change in Control shall not be deemed to have occurred (i) if such merger, reorganization, consolidation or similar transaction would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) either directly or indirectly more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, reorganization, consolidation or similar transaction, or (ii) if following the merger, reorganization, consolidation or similar transaction, the members of the Board prior to such merger, reorganization, consolidation or similar transaction constitute at least a majority of the Board of the Company or the entity that directly or indirectly controls the Company after such merger, reorganization, consolidation or similar transaction; or

    (v)
    the Company sells or transfers (other than by mortgage or pledge) all or substantially all of its properties and assets to, another "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act).

    The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.

  (i)
  "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

  (j)
  "Committee" means the Compensation Committee of the Board or a subcommittee thereof, or such other Board committee (or if the Board so designates, the entire Board) as may be designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors of the Company, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, to the extent applicable, and each of whom is an "outside director" within the meaning of Section 162(m) of the Code, to the extent applicable, and each of whom is an independent director in accordance with the rules of any stock exchange on which the Shares are listed; provided, further, that the mere fact that the Committee shall fail to qualify under each of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

  (k)
  "Company" means Vail Resorts, Inc., a corporation organized under the laws of Delaware, or any successor corporation.

  (l)
  "Director" means a member of the Board who is not an employee of the Company, a Subsidiary or an Affiliate.

  (m)
  "Disqualified Individual" shall have the meaning set forth in Code Section 280G(c).

  (n)
  "Dividend Equivalent" means a right, granted under Section 5(g), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis; provided, however, that no Dividend Equivalents may be awarded in connection with, or related to, an Award of Options or SARs.

  (o)
  "Effective Date" means [                        ], 2015, the date the Plan is approved by stockholders of the Company.

  (p)
  "Eligible Person" means (i) an employee or consultant of the Company, a Subsidiary or an Affiliate, including any director who is an employee, or (ii) a Director. Notwithstanding any provisions of this Plan to the contrary, an Award may be granted to an employee or consultant, in connection with his or her hiring or retention prior to the date the employee or consultant first performs services for the Company, a Subsidiary or an Affiliate; provided, however, that any such Award shall not become vested prior to the date the employee or consultant first performs such services.

  (q)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

  (r)
  "Fair Market Value" means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the closing price per Share on the date of grant or such other determination date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded (if there is more than one such exchange or market the Committee shall determine the appropriate exchange or market), as such prices are officially quoted on such exchange or market.

  (s)
  "Full Value Award" means an Award other than an Award in the form of an Option or SAR, and which is settled by the issuance of Shares.

  (t)
  "GAAP" means generally accepted accounting principles in the United States of America in effect from time to time.

  (u)
  "ISO" means any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

  (v)
  "NQSO" means any Option that is not an ISO.

  (w)
  "Option" means a right granted under Section 5(b), to purchase Shares.

  (x)
  "Other Agreement" means any agreement, contract, or understanding heretofore or hereafter entered into by a Participant with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G and/or Code Section 4999.

  (y)
  "Other Share-Based Award" means a right, granted under Section 5(h), that relates to or is valued by reference to Shares.

  (z)
  "Parachute Payment" means a "parachute payment" within the meaning of Code Section 280G(b)(2).

  (aa)
  "Participant" means an Eligible Person who has been granted an Award under the Plan.

  (bb)
  "Performance-Based Compensation" means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) and the regulations thereunder for qualified performance-based compensation paid to a Participant who is, or could become, a "covered employee" within the meaning of Code Section 162(m)(3).

  (cc)
  "Performance Cash Award" means a performance cash award granted under Section 5(f).

  (dd)
  "Performance Share" means a performance share granted under Section 5(f).

  (ee)
  "Performance Unit" means a performance unit granted under Section 5(f).

  (ff)
  "Person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

  (gg)
  "Plan" means this 2015 Omnibus Incentive Plan.

  (hh)
  "Restricted Shares" means an Award of Shares under Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.

  (ii)
  "Restricted Share Unit" means a right, granted under Section 5(e), to receive Shares or cash at the end of a specified deferral period.

  (jj)
  "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

  (kk)
  "SAR" or "Share Appreciation Right" means the right, granted under Section 5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.

  (ll)
  "Separation from Service" shall have the meaning set forth in Code Section 409A.

  (mm)
  "Shares" means common stock, $.01 par value per share, of the Company.

  (nn)
  "Short-Term Deferral Period" shall have the meaning set forth in Code Section 409A.

  (oo)
  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

  (pp)
  "Ten Percent Shareholder" means a natural Person who owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the Company's parent (if any), or any of the Company's Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

3.
Administration.

(a)
Authority of the Committee.    The Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

(i)
to select Eligible Persons to whom Awards may be granted;

(ii)
to designate Affiliates;

(iii)
to determine the type or types of Awards to be granted to each Eligible Person;

(iv)
to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, and any bases for adjusting such exercise, grant or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

(v)
to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

(vi)
to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Person;

(vii)
to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;

(viii)
to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(ix)
to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

(x)
to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable; and

(xi)
to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

(b)
Manner of Exercise of Committee Authority.    The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all Persons, including the Company, Subsidiaries, Affiliates, Eligible Persons, any Person claiming any rights under the Plan from or through any Eligible Person, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to other members of the Board or officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Awards granted to Eligible Persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law.

  (c)
  Limitation of Liability.    Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

  (d)
  Limitation on Committee's Discretion.    Anything in this Plan to the contrary notwithstanding, in the case of any Award which is intended to qualify as Performance-Based Compensation, if the Award Agreement so provides, the Committee shall have no discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as such performance-based compensation.

  (e)
  No Option or SAR Repricing Without Shareholder Approval.    Except as provided in the first sentence of Section 4(e) hereof relating to certain antidilution adjustments, unless the approval of shareholders of the Company is obtained, Options and SARs issued under the Plan shall not be (i) amended to lower their exercise price, (ii) exchanged for other Options or SARs with lower exercise prices, or (iii) with respect to Options and SARs with an exercise price above the current Fair Market Value of a Share, canceled in exchange for cash or other securities.

4.
Shares Subject to the Plan.

(a)
Subject to adjustment as provided in Section 4(e) hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be 2,600,000; provided, however, that such number shall be increased by (i) the number of Shares available for issuance under the Company's Amended and Restated 2002 Long-Term Incentive and Share Award Plan as of the Effective Date and (ii) the number of Shares, if any, that are subject to awards issued under the Company's Amended and Restated 2002 Long-Term Incentive and Share Award Plan that are forfeited, canceled, terminated or surrendered on or after the Effective Date. All Shares issuable under the Plan may be issued as ISOs. Shares issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan, exceeds the number of Shares reserved under the preceding sentence. If any Awards are forfeited, canceled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised. The number of Shares reserved and available under the Plan will not be increased by the number of Shares (i) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of Shares upon exercise of an Option, (ii) that were not issued upon the net settlement or net exercise of a Share-settled SAR granted under the Plan, (iii) deducted or delivered from payment of an Award granted under the Plan in connection with the Company's tax withholding obligations as provided in Section 9(c), or (iv) purchased by the Company with proceeds from Option exercises.

  (b)
  Shares covered by an Award shall be counted as used as of the date of grant of such Award for purposes of calculating the number of Shares available for issuance under Section 4(a). Any Shares that are subject to Full Value Awards will be counted against the share reserve set forth in Section 4(a) as three (3) Shares for every one (1) Share subject to an Award. Any Shares that are subject to Awards other than Full Value Awards will be counted against the share reserve set forth in Section 4(a) as one (1) Share for every one (1) Share subject to an Award. The number of Shares subject to an Award of SARs will be counted against the share limit set forth in Section 4(a) as one (1) Share for every one (1) Share subject to such Award regardless of the number of Shares actually issued to settle such SARs upon the exercise of the SARs. The target number of Shares issuable under a Performance Share or Performance Unit grant shall be counted against the share limit set forth in Section 4(a) in accordance with this Section 4(b) as of the date of grant of such Award, but such number shall be adjusted to reflect the actual number of Shares issued upon settlement of the Performance Shares or Performance Units, as applicable, to the extent different from such target number of Shares. Awards that do not entitle the Participant thereof to receive or purchase Shares and Awards that are settled in cash shall not be counted against the share limit set forth in Section 4(a).

  (c)
  The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of Shares reserved pursuant to Section 4(a) may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

  (d)
  Subject to adjustment as provided in Section 4(e) hereof, (i) the maximum number of Shares with respect to which Options or SARs may be granted during a calendar year to any Eligible Person under this Plan, other than Directors, shall be 1,000,000 Shares, (ii) the maximum number of Shares with respect to which Performance Shares, Performance Units, Restricted Shares or Restricted Share Units may be granted during a calendar year to any Eligible Person under this Plan, other than Directors, shall be 200,000 Shares, (iii) the maximum amount that may be paid as a cash-denominated Performance Share or Performance Unit (whether or not cash-settled), or as a Performance Cash Award, for a Performance Period to any Eligible Person shall be twelve million dollars ($12,000,000), and (iv) the maximum Fair Market Value of Shares with respect to which Awards may be granted during a calendar year to any Director under this Plan shall be six hundred thousand dollars ($600,000).

  (e)
  In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that, the Committee shall not have discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as Performance-Based Compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

  (f)
  Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

5.
Specific Terms of Awards.

(a)
General.    Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of service by the Eligible Person.

(b)
Options.    The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Persons on the following terms and conditions:

(i)
Exercise Price.    The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the exercise price per Share of an Option shall not be less than the Fair Market Value of a Share on the date of grant of the Option; provided, further, that, in the event that a Participant is a Ten Percent Shareholder, the exercise price of an Option granted to such Participant that is intended to be an ISO shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) Share on the date of grant of such Option.

(ii)
Option Term.    The term of each Option shall be determined by the Committee; provided, however, that such term shall not be longer than ten years from the date of grant of the Option; provided, further, that, in the event that the Participant is a Ten Percent Shareholder, an Option granted to such Participant that is intended to be an ISO shall not be exercisable after the fifth (5th) anniversary of the date of grant of such Option; provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Participant who is a foreign national or who is employed outside the United States, such Option may have a term that is longer than ten years from the date of grant of the Option as the Committee shall determine.

(iii)
Time and Method of Exercise.    The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Persons; provided, however, that in no event may any portion of the exercise price be paid with Shares acquired either under an Award granted pursuant to this Plan, upon exercise of a stock option granted under another Company plan or as a stock bonus or other stock award granted under another Company plan unless, in any such case, the Shares were acquired and vested more than six months in advance of the date of exercise.

    (iv)
    ISOs.    The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or shareholder approval of the Plan. An Option shall constitute an ISO only (a) if the Participant of such Option is an employee of the Company or any Subsidiary, (b) to the extent specifically provided in the related Award Agreement, and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the Shares with respect to which all ISOs held by such Participant become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition immediately but in no event later than ten (10) days thereafter.

  (c)
  SARs.    The Committee is authorized to grant SARs (Share Appreciation Rights) to Eligible Persons on the following terms and conditions:

  (i)
  Right to Payment.    A SAR shall confer on the Eligible Person to whom it is granted a right to receive with respect to each Share subject thereto, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise) over (2) the exercise price of the SAR as determined by the Committee as of the date of grant of the SAR (which shall not be less than the Fair Market Value per Share on the date of grant of the SAR and, in the case of a SAR granted in tandem with an Option, shall be equal to the exercise price of the underlying Option).

  (ii)
  Other Terms.    The Committee shall determine, at the time of grant or thereafter, the time or times at which a SAR may be exercised in whole or in part (which shall not be more than ten years after the date of grant of the SAR), the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Persons, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Unless the Committee determines otherwise, a SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter and (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.

  (d)
  Restricted Shares.    The Committee is authorized to grant Restricted Shares to Eligible Persons on the following terms and conditions:

  (i)
  Issuance and Restrictions.    Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Person granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon. If the lapse of restrictions is conditioned on the achievement of performance criteria, and the Award of Restricted Shares is intended to qualify as Performance-Based Compensation, the Committee shall select the criterion or criteria from the list of criteria set forth in Section 5(f)(iii). With respect to Awards of Restricted Shares that are intended to qualify as Performance-Based Compensation, the Committee must certify in writing prior to the lapse of restrictions conditioned on achievement of performance criteria that such performance criteria were in fact satisfied.

    (ii)
    Forfeiture.    Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

    (iii)
    Certificates for Shares.    Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Eligible Person, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company shall retain physical possession of the certificate.

    (iv)
    Dividends.    Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends; provided, however, that dividends payable in respect of Restricted Shares that vest based on the achievement of performance criteria shall be subject to all conditions and restrictions of the underlying Restricted Shares to which they relate. Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

  (e)
  Restricted Share Units.    The Committee is authorized to grant Restricted Share Units to Eligible Persons, subject to the following terms and conditions:

  (i)
  Award and Restrictions.    Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Share Units by the Committee (or, if permitted by the Committee, as elected by the Eligible Person). In addition, Restricted Share Units shall be subject to such restrictions as the Committee may impose, if any (including, without limitation, the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine. If the lapse of restrictions is conditioned on the achievement of performance criteria, and the Award of Restricted Share Units is intended to qualify as Performance-Based Compensation, the Committee shall select the criterion or criteria from the list of criteria set forth in Section 5(f)(iii). With respect to Awards of Restricted Share Units that are intended to qualify as Performance-Based Compensation, the Committee must certify in writing prior to the lapse of restrictions conditioned on the achievement of performance criteria that such performance criteria were in fact satisfied.

  (ii)
  Forfeiture.    Except as otherwise determined by the Committee at date of grant or thereafter, upon termination of service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply

      (as provided in the Award Agreement evidencing the Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Share Units relate, all Restricted Share Units that are at that time subject to deferral or restriction shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Share Units.

  (f)
  Performance Shares, Performance Units and Performance Cash Awards.    The Committee is authorized to grant Performance Shares, Performance Units, and Performance Cash Awards to Eligible Persons on the following terms and conditions:

  (i)
  General; Performance Period.    The right of a Participant to exercise or to receive a grant or settlement of any Performance Share, Performance Unit or Performance Cash Award, and the timing thereof, shall be subject to such performance objectives as may be specified by the Committee. Except as provided in Section 5(f)(iii) hereof, the Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. The Committee shall determine a performance period (the "Performance Period") of one or more years and shall determine the performance objectives for grants of Performance Shares, Performance Units and Performance Cash Awards. Performance Periods may overlap and Eligible Persons may participate simultaneously with respect to Performance Shares, Performance Units and Performance Cash Awards for which different Performance Periods are prescribed.

  (ii)
  Performance Objectives for Awards Intended to Qualify as Performance-Based Compensation.    The performance objectives for Performance Shares, Performance Units and Performance Cash Awards that are intended to qualify as Performance-Based Compensation shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. The performance objectives for any Performance Shares, Performance Units and Performance Cash Awards that are intended to qualify as Performance-Based Compensation shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of the performance objectives being "substantially uncertain." The performance objectives for any Performance Shares, Performance Units and Performance Cash Awards that are intended to qualify as Performance-Based Compensation shall be established in writing not later than the earlier of (a) ninety (90) days after the beginning of any Performance Period applicable to such Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Award has expired, or at such other date as may be required or permitted for compensation to constitute Performance-Based Compensation.

  (iii)
  Performance Criteria for Awards Intended to Qualify as Performance-Based Compensation.    The performance objectives for Awards that are intended to qualify as Performance-Based Compensation may vary from Eligible Person to Eligible Person and shall be based upon one or more of the following performance criteria as the Committee may deem appropriate, and in any relative proportion to the extent multiple goals are used in combination:

  (1)
  Reported EBITDA (as defined below) results for our mountain segment;

  (2)
  Reported EBITDA results for our lodging segment;

      (3)
      Reported EBITDA results on a resort basis (which is a combination of our Reported mountain segment EBITDA and Reported lodging segment EBITDA);

      (4)
      Reported EBITDA results for our real estate segment;

      (5)
      Reported EBITDA results excluding stock-based compensation expense for any of our mountain, lodging or real estate segments, and/or on a resort basis;

      (6)
      real estate segment goals, including pre-sales targets, sales, closing timing and profitability targets, and construction related approvals and timing milestones;

      (7)
      revenue;

      (8)
      net income;

      (9)
      net income excluding stock-based compensation;

      (10)
      pretax earnings;

      (11)
      earnings before interest expense, taxes, depreciation and amortization;

      (12)
      operating margin;

      (13)
      earnings per share;

      (14)
      return on equity;

      (15)
      return on capital;

      (16)
      return on investment;

      (17)
      operating earnings;

      (18)
      working capital;

      (19)
      ratio of debt to stockholders' equity;

      (20)
      Net Debt (as defined below);

      (21)
      ratio of Net Debt to Reported EBITDA; and/or

      (22)
      total stockholder return.

      "Reported EBITDA" is calculated as segment net revenue less segment operating expense plus or minus segment equity investment income or loss, and for the real estate segment, plus gain on sale of real property. "Net Debt" is defined as long-term debt plus long-term debt due within one year less cash and cash equivalents. The foregoing performance criteria may be determined by reference to the performance of the Company, or of a Subsidiary or Affiliate, or of a division or unit of any of the foregoing. Performance under any of the foregoing performance criteria (a) may be used to measure the performance of (i) the Company, its Subsidiaries, and other Affiliates as a whole, (ii) the Company, any Subsidiary, any other Affiliate, or any combination thereof, or (iii) any one or more business units or operating segments of the Company, any Subsidiary, and/or any other Affiliate, in each case as the Committee, in its sole discretion, deems appropriate, (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate, (c) may be stated as a combination of one or more performance objectives, and (d) may be measured on an absolute or relative basis and on a GAAP or non-GAAP basis. In addition, the Committee, in its sole discretion, may select performance under the total shareholder return performance criteria specified above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee shall also have the authority to provide for accelerated vesting of any Award intended to qualify as Performance-Based Compensation based on the achievement of performance objectives pursuant to the performance criteria specified above.

    (iv)
    Evaluation of Performance.    The Committee may provide in any Performance Share, Performance Unit or Performance Cash Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments, or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating, or non-recurring items; (f) acquisitions or divestitures; (g) foreign exchange gains and losses; (h) impact of shares of Stock purchased through share repurchase programs; (i) tax valuation allowance reversals; (j) impairment expense; and (k) environmental expense. To the extent such inclusions or exclusions affect Awards that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

    (v)
    Award Value.    At the beginning of a Performance Period, the Committee shall determine for each Eligible Person or group of Eligible Persons with respect to that Performance Period (A) the range of number of Shares, if any, in the case of Performance Shares, (B) the range of dollar values, if any, in the case of Performance Units, or (C) the range of cash awards in the case of Performance Cash Awards which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Person as an Award if the relevant measure of Company performance for the Performance Period is met.

    (vi)
    Significant Events.    If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective; provided, however, that, any such revision in respect of an Award that is intended to qualify as Performance-Based Compensation shall be consistent with the requirements of Code Section 162(m) for deductibility; provided, further, that, the Committee shall not have any discretion to increase the amount of compensation payable under an Award intended to qualify as Performance-Based Compensation to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder. The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with Performance Shares, Performance Units and Performance Cash Awards.

    (vii)
    Forfeiture.    Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable Performance Period, Performance Shares, Performance Units and Performance Cash Awards for which the Performance Period was prescribed shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Shares, Performance Units and Performance Cash Awards will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Performance Shares, Performance Units and Performance Cash Awards.

    (viii)
    Payment.    Each Performance Share or Performance Unit may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Share or Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period; provided, that, unless specifically provided in the applicable Award Agreement, payment in respect of an Award shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the fiscal year in which such Performance Period ends. Each Performance Cash Award shall be paid in cash, commencing as soon as practicable after the end of the relevant Performance Period; provided, that, unless specifically provided in the applicable Award Agreement, payment in respect of an Award shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the fiscal year in which such Performance Period ends. With respect to any Award that is intended to qualify as Performance-Based Compensation, the Committee must certify in writing prior to the payment of any such Award that the performance objectives and any other material terms were in fact satisfied.

  (g)
  Dividend Equivalents.    The Committee is authorized to grant Dividend Equivalents to Eligible Persons. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify; provided, however, that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate; provided, further, that no Dividend Equivalents may be awarded in connection with, or related to, an Award of Options or SARs.

  (h)
  Other Share-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, subject to Section 6(f) hereof, unrestricted shares awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 5(h).

6.
Certain Provisions Applicable to Awards.

(a)
Stand-Alone, Additional, Tandem and Substitute Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to the provisions of Section 3(e) hereof prohibiting Option and SAR repricing without shareholder approval, the per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares which is granted, in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

  (b)
  Terms of Awards.    The term of each Award granted to an Eligible Person shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or a SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

  (c)
  Form of Payment Under Awards.    Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments, and the Committee may require deferral of payment under an Award if, in the sole judgment of the Committee, it may be necessary in order to avoid nondeductibility of the payment under Section 162(m) of the Code.

  (d)
  Nontransferability.    Unless otherwise set forth by the Committee in an Award Agreement, Awards (except for vested shares) shall not be transferable by an Eligible Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Person only by such Eligible Person or his guardian or legal representative. An Eligible Person's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person's creditors.

  (e)
  Noncompetition.    The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with the Company.

  (f)
  Minimum Vesting Period.    Except with respect to a maximum of five percent (5%) of the number of Shares reserved under the Plan pursuant to Section 4(a), and except as otherwise provided in Section 7, no Full Value Award shall provide for vesting which is any more rapid than vesting on the one (1) year anniversary of the date of grant of such Full Value Award or, with respect to Full Value Awards that vest upon the attainment of performance goals, a Performance Period that is less than twelve (12) months.

  (g)
  Forfeiture; Recoupment.    Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Participant to the Company (i) to the extent set forth in this Plan or an Award Agreement or (ii) to the extent the Participant is, or in the future becomes, subject to (A) any Company or Affiliate "clawback" or recoupment policy that is adopted to comply with the requirements of any applicable laws, rules or regulations, or otherwise, or (B) any applicable laws which impose mandatory recoupment, under circumstances set forth in such applicable laws.

7.
Effect of Change in Control.    Except as otherwise provided in the applicable Award Agreement, in another agreement with the Participant, or as otherwise set forth in writing, upon the occurrence of a Change in Control, the following provisions shall apply to outstanding Awards:

(a)
Immediately prior to the occurrence of such Change in Control, in each case with the exception of Performance Shares, Performance Units, Performance Cash Awards and other Awards that vest based on the achievement of performance criteria, all outstanding Restricted Shares, Restricted Share Units, Other Share-Based Awards and Dividend Equivalents shall be deemed to have vested, and all Shares and/or cash subject to such Awards shall be delivered; and one or both of the two (2) actions described below in Sections 7(a)(i) and 7(a)(ii) shall be taken:

(i)
At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days. Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (2) below) as determined by the Committee in its sole discretion. The Committee shall send notice of an event that shall result in such a termination to all Persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

(ii)
The Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Shares, Restricted Share Units, Other Share-Based Awards and/or Dividend Equivalents and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or Capital Stock having a value (as determined by the Committee acting in good faith), in the case of Restricted Shares, Restricted Share Units, Other Share-Based Awards and Dividend Equivalents (for Shares subject thereto), equal to the formula or fixed price per share paid to holders of Shares pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of Shares subject to such Options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Options or SARs. For the avoidance of doubt, if the formula or fixed price per share paid to holders of Shares pursuant to such transaction is equal to or less than the Option Price or SAR Price applicable to a given Option or SAR, then such Option or SAR may be cancelled without payment therefore.

(b)
For Performance Shares, Performance Units, Performance Cash Awards and any other Awards that vest based on the achievement of performance criteria, if less than half of the Performance Period has lapsed, such Awards shall be treated as though target performance has been achieved. If at least half of the Performance Period has lapsed, actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Change in Control as determined by the Committee in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Change in Control. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, Performance Shares, Performance Units, Performance Cash Awards and any other Awards that vest based on the achievement of performance criteria shall be treated as though target performance has been achieved. After application of this Section 7(b), if any Awards arise from application of this Section 7(b), such Awards shall be settled under the applicable provision of Section 7(a).

8.
Parachute Limitations.

(a)
If any Participant is a Disqualified Individual, then, notwithstanding any other provision of the Plan or of any Other Agreement to the contrary and notwithstanding any Benefit Arrangement, any right of the Participant to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

(i)
to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Participant under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Participant under the Plan to be considered a Parachute Payment; and

(ii)
if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Participant from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Participant without causing any such payment or benefit to be considered a Parachute Payment.

(b)
Except as required by Code Section 409A or to the extent that Code Section 409A permits discretion, the Committee shall have the right, in the Committee's sole discretion, to designate those rights, payments, or benefits under the Plan, all Other Agreements, and all Benefit Arrangements that should be reduced or eliminated so as to avoid having such rights, payments, or benefits be considered a Parachute Payment; provided, however, to the extent any payment or benefit constitutes deferred compensation under Code Section 409A, in order to comply with Code Section 409A, the Company shall instead accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Shares, Performance Units or Performance Cash Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Shares, Restricted Share Units, then by reducing or eliminating any other remaining Parachute Payments.

9.
General Provisions.

(a)
Compliance with Legal and Trading Requirements.    The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal or state law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.

(b)
No Right to Continued Employment or Service.    Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee's, consultant's or director's employment or service at any time.

  (c)
  Taxes.    The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person's tax obligations. Notwithstanding the foregoing, the maximum number of Shares that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of Shares pursuant to such Award, as applicable, may not exceed such number of Shares having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Subsidiary or Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of Shares, or such greater amount as may be permitted under applicable accounting standards.

  (d)
  Changes to the Plan and Awards.    The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders of the Company or Participants, except that any such amendment or alteration as it applies to ISOs shall be subject to the approval of the Company's shareholders to the extent such shareholder approval is required under Section 422 of the Code; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. Subject to the limitation on repricing in Section 3(e), the Committee may waive any conditions or rights under, amend, modify or supplement the terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to Eligible Persons who are foreign nationals or who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and, adversely affect the rights of such Participant under any Award theretofore granted to him or her.

  (e)
  No Rights to Awards; No Shareholder Rights.    No Eligible Person or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and employees. No Award shall confer on any Eligible Person any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.

  (f)
  Unfunded Status of Awards.    The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

  (g)
  Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

  (h)
  Not Compensation for Benefit Plans.    No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees, consultants or directors unless the Company shall determine otherwise.

  (i)
  No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

  (j)
  Section 409A of the Code.    The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A. Any payments described in the Plan that are due within the Short-Term Deferral Period will not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Participant's Separation from Service will instead be paid on the first payroll date after the six (6)-month anniversary of the Participant's Separation from Service (or the Participant's death, if earlier). Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or Shares subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or Shares if the transaction is not also a "change in the ownership or effective control of" the Company or "a change in the ownership of a substantial portion of the assets of" the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this Section shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Code Section 409A, and neither the Company or an Affiliate nor the Board or the Committee will have any liability to any Participant for such tax or penalty.

  (k)
  Governing Law.    The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws.

  (l)
  Effective Date; Plan Termination.    The Plan was approved by the Board on September 25, 2015, subject to approval by stockholders of the Company. The Plan shall become effective as of the Effective Date. The Plan shall terminate as to future awards on the date which is ten (10) years after the Effective Date.

  (m)
  Titles and Headings.    The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VAIL RESORTS, INC. 390 INTERLOCKEN CRESCENT BROOMFIELD, CO 80021 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M96990-P70048 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VAIL RESORTS, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! 1a. Susan L. Decker The Board of Directors recommends you vote FOR proposals 2, 3 and 4: For Against Abstain 1b. Roland A. Hernandez ! ! ! ! ! ! ! ! ! 1c. Robert A. Katz 2. Advisory vote to approve executive compensation. 1d. John T. Redmond 3. Approve the Vail Resorts, Inc. 2015 Omnibus Incentive Plan. Ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2016. 1e. Hilary A. Schneider 4. 1f. D. Bruce Sewell 1g. John F. Sorte NOTE: Such other business as may properly come before the meeting or any adjournments or postponements of the meeting. 1h. Peter A. Vaughn For address changes and/or comments, please check this box and write them on the back where indicated. ! Yes ! No Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

VAIL RESORTS, INC. ANNUAL MEETING OF STOCKHOLDERS Friday, December 4, 2015 9:00 a.m., Mountain Standard Time St. Julien Hotel 900 Walnut Street Boulder, CO 80302 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2015 Annual Report on Form 10-K are available at www.proxyvote.com. M96991-P70048 VAIL RESORTS, INC. ANNUAL MEETING OF STOCKHOLDERS Friday, December 4, 2015 9:00 a.m., Mountain Standard Time St. Julien Hotel, 900 Walnut Street, Boulder, CO 80302 This proxy is solicited by the Board of Directors for use at the Annual Meeting on December 4, 2015. The shares of stock held in this account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted "FOR" Proposals 1, 2, 3 and 4, and otherwise in the discretion of the proxies. By signing the proxy, you revoke all prior proxies and appoint Robert A. Katz and Michael Z. Barkin, and each of them with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may properly come before the Annual Meeting and all adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Annual Meeting. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Address Changes/Comments: